UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MELLANOX TECHNOLOGIES, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

                    , 2018

Dear Shareholders:

You are cordially invited to attend our 2018 Annual General Meeting of Shareholders (the “Annual General Meeting”), which will be held at the offices of Mellanox Technologies, Ltd. (the “Company” or “Mellanox”), located at 8B Habarzel Street, Tel Aviv, Israel 6971012, on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time).

The notice of Annual General Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. Please read the enclosed information carefully before completing and returning the enclosed WHITE proxy card.

At the Annual General Meeting, you will be asked to elect eleven directors to Mellanox’s board of directors (the “Board”). Starboard Value L.P. (together with its affiliates, “Starboard”) has nominated nine individuals for election to the Mellanox Board in opposition to the Mellanox directors. You may receive solicitation materials from Starboard, including opposition proxy statements and proxy cards, seeking your vote for the Starboard nominees.

Mellanox’s Board does not endorse any Starboard nominee and unanimously recommends that you vote FOR the election of ALL of the nominees proposed by Mellanox’s Board on your WHITE proxy card. The Board strongly urges you not to sign or return any proxy card sent to you by Starboard. If you have previously submitted a proxy card sent to you by Starboard, you can revoke that proxy and vote for our Board’s nominees and on the other matters to be voted on at the Annual General Meeting by using the enclosed WHITE proxy card.

It is important that your shares be represented at the Annual General Meeting. I urge you to authorize a proxy to vote your shares via the Internet, or by calling the toll-free telephone number, or by signing, dating and promptly returning your WHITE proxy card enclosed with the proxy materials. Your vote is important. If you have any question about how to vote your shares, please call the firm assisting us with the solicitation of proxies, MacKenzie Partners, Inc., at +1-212 929-5500.

Sincerely,

Irwin Federman

Chairman of the Board and Director

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

NOTICE OF

2018 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 25, 2018

To our Shareholders:

You are cordially invited to attend our 2018 annual general meeting of shareholders (the “Annual General Meeting”), which will be held at the offices of Mellanox Technologies, Ltd. (the “Company” or “Mellanox”), located at 8B Habarzel Street, Tel Aviv, Israel 6971012, on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time). All holders of our ordinary shares as of the close of business on June 25, 2018 are entitled to vote at the meeting. We are mailing this proxy statement and the proxy card, together with a copy of our annual report to shareholders, to our shareholders on or about                 , 2018. You should have received a WHITE proxy card from Mellanox for voting and a postage-paid return envelope. WHITE proxy cards are being solicited on behalf of the Mellanox Board of Directors (the “Board”).

We are holding the Annual General Meeting for the following purposes:

1.

To elect eleven directors to hold office until our 2019 annual general meeting, or until their respective successors have been elected and have qualified, or until their earlier death, resignation or removal;

2.

To approve the 2018 performance-based cash incentive award to Eyal Waldman, our CEO, which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018 and which will be measured and paid, if earned, in 2019;

3.

To approve the grant to Mr. Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”), if approved by our shareholders;

4.	To conduct an advisory vote to approve the compensation of our named executive officers;

5.

To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) (the “Second Restated Plan”) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares;

6.

To approve cash compensation in the amount of $7,520.55 and the vesting of an additional 700 restricted share units previously granted to each of our directors Steve Sanghi and Umesh Padval, as compensation for their services as directors during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018;

7.

To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services; and

8.	To transact any other business as may properly come before the meeting, including providing management’s report on our business for the year ended December 31, 2017 (you will also be invited

i

to discuss our 2017 consolidated financial statements), or any adjournment or postponement of the meeting.

These items of business to be transacted at the Annual General Meeting are more fully described in the proxy statement, which is part of this notice.

The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) and check-in will begin at 4:00 p.m. local Israeli time. Only holders of record of ordinary shares at the close of business on June 25, 2018, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

Prior to the Annual General Meeting, Mellanox will be holding an extraordinary general meeting of shareholders on May 24, 2018 (the “Extraordinary General Meeting”), at which shareholders will vote on two proposals. The first proposal is to approve an amendment to Article 39(a) of our current amended and restated articles of association (“Articles”) to require that in the event of a contested election, directors will be elected by a plurality of the votes cast (the “Plurality Voting Standard Proposal”). The second proposal is to approve an amendment to Article 39(b) of our Articles to, among other matters described in the definitive proxy statement for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (“SEC”) on May 7, 2018 (the “EGM Proxy Statement”) require that (A) any nominee for election to the Board must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in detail in the EGM Proxy Statement (the “Universal Proxy Card Proposal”).

[This preliminary proxy statement includes in bracketed language alternative voting standards and mechanics for a contested election of directors at the Annual General Meeting based on whether or not each of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal are approved by our shareholders at the Extraordinary General Meeting. Mellanox intends to file with the SEC a definitive proxy statement with respect to the Annual General Meeting that reflects voting standards and mechanics consistent with the actual outcomes of the shareholder vote on each of the proposals presented at the Extraordinary General Meeting.]

Starboard Value L.P. (together with its affiliates, “Starboard”) has notified Mellanox of its intent to nominate nine individuals for election to the Board at the Annual General Meeting (the “Starboard Nominees”). You may receive solicitation materials from Starboard, including opposition proxy statements and a blue proxy card, seeking your proxy to vote for the Starboard Nominees.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Any information contained in the accompanying proxy statement regarding the Starboard Nominees is based on information provided by Starboard to the Company as specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee, and is subject to the receipt of such information and consents provided by each Starboard Nominee to the Company (i) to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting and (ii) to the disclosure and use by the Company of such information. We have not verified the accuracy of such information.]

The Starboard Nominees are NOT endorsed by the Board. The Board urges you NOT to sign or return the blue proxy card sent to you by Starboard and to disregard any blue proxy card and proxy solicitation materials that may be sent to you by Starboard.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: The Board urges that you vote “FOR” ALL of the Mellanox nominees using the enclosed WHITE proxy card and that you NOT vote for any of the Starboard Nominees.]

[If the Universal Proxy Card Proposal is not approved at the Extraordinary General Meeting: The Board urges that you vote “FOR” ALL of the Mellanox nominees using the enclosed WHITE proxy card.]

[If the Plurality Voting Standard Proposal is approved at the Extraordinary General Meeting: We urge you to disregard and NOT return any blue proxy card sent to you by Starboard, even to withhold your vote for the Starboard Nominees.]

[If the Plurality Voting Standard Proposal is not approved at the Extraordinary General Meeting: We urge you to disregard and NOT return any blue proxy card sent to you by Starboard, even to vote against the Starboard Nominees.]

If you have previously signed a blue proxy card sent to you by Starboard, you have every right to change your vote. You may revoke the Starboard blue proxy card and vote as recommended by the Board by completing, signing, dating and returning the enclosed WHITE proxy card, voting by telephone or via the Internet by following the instructions on your WHITE proxy card, or attending the Annual General Meeting and voting your shares in person. Only your latest dated proxy will be counted. The persons designated in the WHITE proxy card or voting instruction form, if executed in a manner that grants authority to vote without including any votes with respect to any nominees, intend to vote “FOR” ALL of the Mellanox nominees.

You are invited to listen to the Annual General Meeting via teleconference by dialing the toll-free U.S. telephone number 877-888-4312, the international telephone number 785-424-1876 or the toll-free Israeli telephone number 180-925-6145 at least 15 minutes prior to the start of the meeting and referencing the conference ID number MLNX0725.

If you have questions about the proposals at the Annual General Meeting or would like additional copies of the proxy materials, please contact MacKenzie Partners, Inc., which is assisting Mellanox at the Annual General Meeting, by email at mlnxproxy@mackenziepartners.com, or by phone at (800) 322-2885 (toll-free) or at +1-212 929-5500.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 25, 2018

THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT TO SHAREHOLDERS ARE

AVAILABLE AT HTTPS://WWW.STOCKHOLDERDOCS.COM/MLNX.

Sincerely,

Irwin Federman Chairman of the Board

                    , 2018

YOUR VOTE IS VERY IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL GENERAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING, PLEASE VOTE AS SOON AS POSSIBLE.

Please sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided, or, use the telephone or Internet voting instructions on the enclosed WHITE proxy card, even if you plan to attend the Annual General Meeting. If you hold your shares in an account at a bank, broker, dealer or other nominee, follow the instructions provided by your nominee to vote your shares. Voting your shares by proxy ensures that if you are unable to attend the Annual General Meeting, your shares will be voted at the meeting. Voting now will not limit your right to change your vote or to attend the Annual General Meeting.

If you have questions about the proposals at this Annual General Meeting or would like additional copies of the proxy materials, please contact MacKenzie Partners, Inc., which is assisting Mellanox at the Annual General Meeting.

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor,

New York, New York 10018

+1-212-929-5500

mlnxproxy@mackenziepartners.com

YOU MAY ALSO RECEIVE A BLUE PROXY CARD AND OTHER MATERIALS FROM STARBOARD. PLEASE DISREGARD THOSE MATERIALS AND USE ONLY THE WHITE PROXY CARD.

	Page
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING	2

BACKGROUND OF THE SOLICITATION	21

CERTAIN EFFECTS OF STARBOARD’S SOLICITATION	26

PROPOSAL ONE—ELECTION OF DIRECTORS	28

PROPOSAL TWO—APPROVAL OF 2018 PERFORMANCE-BASED CASH INCENTIVE AWARD TO EYAL WALDMAN	36

PROPOSAL THREE—APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS TO EYAL WALDMAN	37

PROPOSAL FOUR—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”) AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT	39

PROPOSAL FIVE—APPROVAL OF THE MELLANOX TECHNOLOGIES, LTD. THIRD AMENDED AND RESTATED GLOBAL SHARE OPTION INCENTIVE PLAN (2006)	41

PROPOSAL SIX—APPROVAL OF CASH COMPENSATION AND THE VESTING OF ADDITIONAL RESTRICTED SHARE UNITS PREVIOUSLY GRANTED TO EACH OF STEVE SANGHI AND UMESH PADVAL	49

PROPOSAL SEVEN—APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT COMMITTEE DETERMINATION OF REMUNERATION; REVIEW MANAGEMENT’S REPORT ON OUR BUSINESS FOR THE YEAR ENDED DECEMBER 31, 2017; AND REVIEW AND DISCUSSION OF OUR 2017 CONSOLIDATED FINANCIAL STATEMENTS	51

AUDIT MATTERS	52

COMPENSATION DISCUSSION AND ANALYSIS	55

EXECUTIVE COMPENSATION TABLES	66

SECURITY OWNERSHIP	72

EXECUTIVE OFFICERS	75

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS	76

WHERE YOU CAN FIND ADDITIONAL INFORMATION	86

OTHER MATTERS	86

APPENDIX A—INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES ASSOCIATED WITH MELLANOX	A-1

[If the Universal Proxy Card Proposal is adopted at the Extraordinary General Meeting:

APPENDIX B—INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES ASSOCIATED WITH STARBOARD	B-1	]

APPENDIX C—MELLANOX TECHNOLOGIES, LTD. THIRD AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)	C-1

APPENDIX D—DIRECTIONS TO MELLANOX TECHNOLOGIES, LTD.’S 2018 ANNUAL GENERAL MEETING	D-1

APPENDIX E—RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME	E-1

v

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

PROXY STATEMENT FOR

2018 ANNUAL GENERAL MEETING OF

SHAREHOLDERS TO BE HELD ON JULY 25, 2018

This proxy statement and the accompanying WHITE proxy card is furnished to the shareholders of Mellanox Technologies, Ltd. as of the close of business on June 25, 2018, the record date, in connection with the solicitation of proxies by the Mellanox Board of Directors (the “Board”) for use at our 2018 annual general meeting of shareholders (the “Annual General Meeting”), to be held at 8B Habarzel Street, Tel Aviv, Israel 6971012, on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) and at any adjournments or postponements of the meeting. The Board of the Company is soliciting proxies from shareholders in order to provide every shareholder an opportunity to vote on all matters submitted to a vote of shareholders at the Annual General Meeting, whether or not the shareholder attends in person. The proxy authorizes a person other than a shareholder, called the “proxyholder,” who will be present at the Annual General Meeting, to cast the votes that the shareholder would be entitled to cast at the Annual General Meeting if the shareholder were present. We are mailing this proxy statement and the proxy card, together with a copy of our annual report to shareholders, to our shareholders on or about                     , 2018. When used in this proxy statement, “Mellanox,” the “Company,” “we,” “our” or “us” refers to Mellanox Technologies, Ltd. and its consolidated subsidiaries unless the context requires otherwise.

Prior to the Annual General Meeting, Mellanox will be holding an extraordinary general meeting of shareholders on May 24, 2018 (the “Extraordinary General Meeting”), at which shareholders will vote on two proposals. The first proposal is to approve an amendment to Article 39(a) of our current amended and restated articles of association (“Articles”) to require that in the event of a contested election, directors will be elected by a plurality of the votes cast (the “Plurality Voting Standard Proposal”). The second proposal is to approve an amendment to Article 39(b) of our Articles to, among other matters described in the definitive proxy statement for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission (“SEC”) on May 7, 2018 (the “EGM Proxy Statement”) require that (A) any nominee for election to the Board must consent to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in connection with any general meeting of shareholders at which such nominee is nominated for election as a director; and (B) each proxy card used in connection with the election of directors of the Company must include all nominees for election as directors of the Company and satisfy certain other requirements as set forth in the EGM Proxy Statement (the “Universal Proxy Card Proposal”).

[This preliminary proxy statement includes in bracketed language alternative voting standards and mechanics for a contested election of directors at the Annual General Meeting based on whether or not each of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal are approved by our shareholders at the Extraordinary General Meeting. Mellanox intends to file with the SEC a definitive proxy statement with respect to the Annual General Meeting that reflects voting standards and mechanics consistent with the actual outcomes of the shareholder vote on each of the proposals presented at the Extraordinary General Meeting.]

Starboard Value L.P. (together with its affiliates, “Starboard”) has notified Mellanox of its intent to nominate nine individuals for election to the Board at the Annual General Meeting (the “Starboard Nominees”). The Starboard Nominees are NOT endorsed by the Board. The Board urges you NOT to sign or return the blue proxy card sent to you by Starboard and to disregard any blue proxy card and proxy solicitation materials that may be sent to you by Starboard.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING

Why am I receiving this proxy statement?

You are receiving this proxy statement from us because you were a shareholder of record at the close of business on the record date of June 25, 2018. As a shareholder of record, you are invited to attend the Annual General Meeting and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.

As of , 2018, there were ordinary shares outstanding. Our ordinary shares are our only class of voting stock.

What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:

1.

To elect eleven directors to hold office until our 2019 annual general meeting, or until their respective successors have been elected and have qualified, or until their earlier death, resignation or removal;

2.

To approve the 2018 performance-based cash incentive award to Eyal Waldman, our CEO, which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018 and which will be measured and paid, if earned, in 2019;

3.

To approve the grant to Mr. Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”), if approved by our shareholders;

4.	To conduct an advisory vote to approve the compensation of our named executive officers;

5.

To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) (the “Second Restated Plan”) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares;

6.

To approve cash compensation in the amount of $7,520.55 and the vesting of an additional 700 restricted share units previously granted to each of our directors Mr. Sanghi and Mr. Padval, as compensation for their services as directors during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018.

7.	To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global (“EY Israel”), as our independent registered public accounting firm for the fiscal year ending

December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services; and

8.

To transact any other business as may properly come before the meeting, including providing management’s report on our business for the year ended December 31, 2017 (you will also be invited to discuss our 2017 consolidated financial statements), or any adjournment or postponement of the meeting.

As of the date of this proxy statement, no shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the Annual General Meeting. If any other matter or matters are properly brought before the Annual General Meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in a manner consistent with the Israeli Companies Law, 1999 (the “Companies Law”), Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and in accordance with their best judgment and as they may deem advisable.

Who is entitled to attend and vote at the meeting?

The holders of record of our ordinary shares at the close of business on June 25, 2018 are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

How do I vote?

You can vote either in person at the Annual General Meeting or by authorizing another person as your proxy, whether or not you attend the Annual General Meeting. You may vote in any of the manners below:

•

By mail—If you are a shareholder of record, you can submit a proxy by completing, dating, signing and returning your WHITE proxy card or voting instruction form in the postage-paid envelope provided. You should sign your name exactly as it appears on the WHITE proxy card or voting instruction form. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), please indicate your name and title or capacity. If you are a beneficial owner, you have the right to direct your brokerage firm, bank or other similar organization on how to vote your shares, and the brokerage firm, bank or other similar organization is required to vote your shares in accordance with your instructions. To provide instructions to your brokerage firm, bank or other similar organization by mail, please complete, date, sign and return your WHITE proxy card or voting instruction form in the postage-paid envelope provided by your brokerage firm, bank or other similar organization.

•

By telephone—If you are a shareholder of record, you can submit a proxy by telephone by calling the toll-free number listed on the WHITE proxy card or voting instruction form, entering your control number located on the WHITE proxy card or voting instruction form and following the prompts. If you are a beneficial owner and if the brokerage firm, bank or other similar organization that holds your shares offers telephone voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit a proxy by telephone.

•

By Internet—If you are a shareholder of record, you can submit a proxy over the Internet by logging on to the website listed on the WHITE proxy card or voting instruction form, entering your control number located on the WHITE proxy card or voting instruction form and submitting a proxy by following the on-screen prompts. If you are a beneficial owner, and if the brokerage firm, bank or other similar nominee that holds your shares offers Internet voting, you will receive instructions from the brokerage firm, bank or other similar organization that you must follow in order to submit your proxy over the Internet.

If you vote by proxy, your shares will be voted at the Annual General Meeting in the manner you indicate. If your shares are held in your name (and not in “street name” through a broker) and if you sign your WHITE proxy card or voting instruction form, but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

Your vote is important. The Board urges you to submit a proxy for your shares as soon as possible by following the instructions provided on the enclosed WHITE proxy card or voting instruction form you receive from your brokerage firm, bank or other similar organization. Internet and telephone submission of proxies are available 24 hours a day, and, if you use one of those methods, you do not need to return a proxy card or voting instruction form. Unless you are planning to vote at the Annual General Meeting in person, your proxy must be received by 11:59 p.m., Eastern Time, on July 24, 2018. Even if you submit your proxy or voting instructions by one of the methods listed above, you still may vote at the Annual General Meeting in person if you are the record holder of your shares or, if you are a beneficial owner, you obtain a “legal proxy” from the record holder. Your vote at the Annual General Meeting will constitute a revocation of your earlier proxy or voting instructions.

What is a proxy?

A proxy is a document by which you authorize a person to be your representative at a meeting of the Company and to vote for you at that meeting of shareholders in the way that you have directed. That document is called a “proxy card” or, if your shares are held in street name and you give instructions to the record holder of your shares, is called a “voting instruction form.”

This proxy statement and the accompanying WHITE proxy card or voting instruction form is furnished in connection with the solicitation by the Board, of proxies for use at our Annual General Meeting, to be held at 8B Habarzel Street, Tel Aviv, Israel 6971012, on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) and at any adjournments or postponements of the meeting. We are mailing this proxy statement and a WHITE proxy card, together with a copy of our annual report to shareholders, to our shareholders on or about                 , 2018.

The Board recommends that you complete and return only the WHITE proxy card or voting instruction form.

[If the Universal Proxy Card Proposal
is approved at the Extraordinary
General Meeting:

What are universal proxy cards?

“Universal proxy cards” are proxy cards that include all nominees for election as directors of the Company put forth by either the Board or any shareholder of the Company, enabling shareholders to elect any combination of director nominees they may choose in a contested election.]

[If the Universal Proxy Card Proposal
or the Plurality Voting Standard
Proposal is approved at the
Extraordinary General Meeting:

What is a contested election?

For the purposes of our Articles and this proxy statement, a “contested election” means an election in which the total number of nominees for election to the Board at the Annual General Meeting (including all persons (i) with respect to whom a shareholder has delivered, in due time pursuant to the Companies Law and our Articles, a notice of its intent to nominate directors for election at such meeting and (ii) with respect to whom such notice of intent to nominate has not been withdrawn by such shareholder for all of its nominees prior to the date of the definitive proxy statement filed by the Company with the SEC with respect to the Annual General Meeting, as such date is set forth in the definitive proxy statement) made in compliance with our Articles and the Companies Law exceeds the total number of directors to be elected at such meeting.

The term “contested election” refers only to a contested election of directors for the purposes of our Articles and this proxy statement, and does not refer to any other type of contested election that may take place at the Annual General Meeting, including a contested election with respect to matters presented for a vote of our shareholders other than the election of directors.]

How does the Board recommend that I vote?	The Board recommends that you vote on your WHITE proxy card as follows:

•	“FOR” ALL of the Mellanox nominees;

•	“FOR” the approval of the 2018 performance-based cash incentive award to Mr. Waldman;

•	“FOR” the approval of the grant of restricted share units and performance share units to Mr. Waldman;

•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;

•	“FOR” the approval of the Third Restated Plan and increase in shares reserved for issuance thereunder;

•	“FOR” the approval of cash compensation and the vesting of additional restricted share units previously granted to each of Mr. Sanghi and Mr. Padval; and

•	“FOR” the appointment of EY Israel and the authorization of the audit committee to determine its fiscal 2018 remuneration.

Mellanox urges shareholders to sign and return only the WHITE proxy card and to ignore and NOT vote any blue proxy card or voting instruction form received from Starboard.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Mellanox and Starboard will each use a “universal” proxy card or voting instruction form, which will include the names of all nominees for election to the Board. There will be no need to use the Starboard blue proxy card or voting instruction form, regardless of how you wish to vote.]

Will I have appraisal or similar dissenters’ rights in connection with the proposals to be voted on at the meeting?	You will not be entitled to appraisal or similar dissenters’ rights in connection with the proposals to be voted on at the Annual General Meeting.

[If the Universal Proxy Card Proposal
is approved at the Extraordinary
General Meeting:

Where can I find information about shareholder nominees?

Starboard has notified Mellanox of its intent to nominate the Starboard Nominees. You may receive solicitation materials from Starboard, including opposition proxy statements and a blue proxy card, seeking your proxy to vote for the Starboard Nominees.

This proxy statement contains information regarding the Starboard Nominees based on information provided by Starboard to the Company as specified in Items 4(b) and 5(b) of Schedule 14A (“Schedule 14A”) promulgated under the Exchange Act with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee, and is subject to the receipt of such information and consents provided by each Starboard Nominee to the Company (i) to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting and (ii) to the disclosure and use by the Company of such information. We have not verified the accuracy of such information.

In addition, information and declarations required by the Companies Law and the Israeli Companies Regulations (Notice and Announcement of a General Meeting and a Class Meeting in Public Company and Adding Subjects to the Agenda), 5760-2000 (the “Companies Regulations”) to be delivered by Starboard to the Company and provided by the Company’s nominees to the Company are available for review by shareholders, including other nominating shareholders, upon request, either at the Company’s registered office located at Hakidma 26, Ofer Industrial Park Yokneam, Israel 2069200 or via e-mail by contacting Corporate_Secretary@mellanox.com.]

Can I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our corporate secretary prior to your shares being voted or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you are a beneficial owner, you may change your vote by submitting a new voting instruction form to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person. If you wish to change your vote by mail, you should contact our proxy solicitor at the address set forth below and request a new proxy card or voting instruction form.

MacKenzie Partners, Inc. 1407 Broadway, 27th Floor, New York, New York 10018 +1-212-929-5500 mlnxproxy@mackenziepartners.com

What should I do in the event that I receive more than one proxy card or voting instruction form?

Please complete, sign, date and return all WHITE proxy cards and voting instruction forms, or vote each group of shares by mail, telephone or over the Internet to ensure that all your shares are voted.

You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple WHITE proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card.

What should I do with the blue proxy card or voting instruction form sent to me by Starboard?

Starboard has notified Mellanox of its intent to nominate the Starboard Nominees and has filed a preliminary proxy statement with the SEC on March 7, 2018 to solicit proxies for election of its director nominees at the Annual General Meeting. You may receive solicitation materials from Starboard, including opposition proxy statements and a blue proxy card, seeking your proxy to vote for the Starboard Nominees.

The Starboard Nominees are NOT endorsed by the Board. The Board urges you NOT to sign or return the blue proxy card sent to you by Starboard and to disregard any blue proxy card and proxy solicitation materials that may be sent to you by Starboard.

Mellanox urges you to sign and return only the WHITE proxy card or voting instruction form and to ignore and NOT vote any blue proxy card or voting instruction form received from Starboard.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Mellanox and Starboard will each use a “universal” proxy card or voting instruction form, which will include the names of all nominees for election to the Board. There will be no need to use the Starboard blue proxy card or voting instruction form, regardless of how you wish to vote.]

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: The Board urges that you vote “FOR” ALL of the Mellanox nominees using the enclosed WHITE proxy card and that you NOT vote for any of the Starboard Nominees.]

[If the Universal Proxy Card Proposal is not approved at the Extraordinary General Meeting: The Board urges that you vote “FOR” ALL of the Mellanox nominees using the enclosed WHITE proxy card.]

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Any information contained in this proxy statement regarding the Starboard Nominees is based on information provided by Starboard to the Company as specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Exchange Act with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee, and is subject to the receipt of such information and consents provided by each Starboard Nominee to the Company (i) to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting and (ii) to the disclosure and use by the Company of such information. We have not verified the accuracy of such information.]

Please do NOT return any blue proxy card or voting instruction form you may receive from Starboard or otherwise authorize any proxy other than pursuant to a WHITE proxy card or voting instruction form to vote your shares at the Annual General Meeting, even as a protest vote. If you return a blue proxy card or voting instruction form to Starboard or otherwise authorize a proxy to vote your shares at the Annual General Meeting other than pursuant to a WHITE proxy card or voting instruction form, you can change your vote. To revoke your prior proxy and change your vote, simply sign the enclosed WHITE proxy card or voting instruction form, date it and return it in the postage-paid envelope provided or, follow the instructions located on the WHITE proxy card or voting instruction form to vote via Internet or by telephone. Any proxy may be revoked at any time prior to its exercise at the Annual General Meeting and only your latest dated proxy will be counted. If you have any questions or need assistance voting, please contact our proxy solicitor:

MacKenzie Partners, Inc. 1407 Broadway, 27th Floor, New York, New York 10018 +1-212-929-5500 mlnxproxy@mackenziepartners.com

Who is soliciting my vote and who will bear the costs of this solicitation?

The solicitation of proxies is made on behalf of the Company and all the expenses of soliciting proxies from shareholders pursuant to this proxy statement will be borne by the Company. In addition to the solicitation of proxies by use of the mail, directors, officers and employees of Mellanox may communicate with shareholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons.

As a result of the proxy contest initiated by Starboard, we may incur substantial additional costs in connection with the solicitation of proxies. We have retained MacKenzie Partners, Inc. (“MacKenzie”), to assist us in the solicitation of proxies for a fee of up to $        , plus out-of-pocket expenses. MacKenzie expects that approximately 25 of its employees will assist in the solicitation. Our expenses related to the solicitation of proxies from shareholders this year may substantially exceed those normally spent for an annual general meeting. Such additional costs are expected to aggregate to approximately $        , exclusive of the costs represented by salaries and wages of our regular employees and officers. These additional solicitation costs are expected to include: fees for attorneys, accountants, public relations and financial advisers, solicitors, advertising, printing, transportation, litigation and other costs incidental to the solicitation of proxies for the Annual General Meeting. Such additional solicitation costs do not include fees and expenses related to the solicitation of proxies for the Extraordinary General Meeting, which was a separate solicitation of our shareholders and was not a contested election or a solicitation in connection with the election of directors. To date, we have incurred approximately $             of these solicitation costs.

How can I listen to the Annual General Meeting if I do not attend in person?

You are invited to listen to the Annual General Meeting on July 25, 2018 via teleconference beginning at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time). In order to access the telephone conference call, dial the toll-free U.S. telephone number 877-783-4265, the international telephone number +1 785-424-1888 or the toll-free Israeli telephone number 180-925-6145 at least 15 minutes prior to the designated starting time and mention the conference ID number MLNX0725. You will not be able to vote your shares during the teleconference.

How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?	The presence at the meeting, in person or represented by proxy or by voting instruction form, of at least two shareholders holding at least

33 1/3% of our ordinary shares issued and outstanding on the record date and entitled to vote at the meeting will constitute a quorum for the transaction of business.

What happens if a quorum is not present?

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting will stand adjourned for one week, to August 1, 2018 at the same hour and place, without any notification to shareholders. If a quorum is not present at the adjourned date of the meeting on August 1, 2018, within half an hour of the time fixed for the commencement thereof, subject to the terms of applicable law, the persons present at the meeting on the adjourned date of August 1, 2018 will constitute a quorum.

What happens if additional matters are presented at the meeting?

The only items of business that the Board intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, Starboard has notified us of its intent to nominate the Starboard Nominees at our Annual General Meeting. No other shareholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting in accordance with the provisions of our Articles and the Companies Law, the person(s) named as your proxyholder(s), if any, will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

Shareholders holding at least 1% of the voting power in the Company have the right to ask to include an item in the agenda of our Annual General Meeting pursuant to Section 66(b) of the Companies Law and Regulation 5A(a) of the Companies Regulations no later than May 16, 2018, which is the date 7 days following the date of this preliminary proxy statement, provided that the proposed item is suitable for discussion at the Annual General Meeting. Pursuant to Regulation 5B of the Companies Regulations, to the extent that the Board determines that the shareholder-proposed agenda item for the Annual General Meeting is suitable for discussion at the general meeting, the Company shall publish an updated notice of the Annual General Meeting no later than May 23, 2018, which is the date 7 days following the deadline for shareholders to submit their proposed agenda items. The publication of the updated notice of the Annual General Meeting by the Company would not impact the record date as set forth in this preliminary proxy statement.

Nomination of Director Candidates: Any proposals for director candidates for the Annual General Meeting were required to be received in writing by the secretary of the Company no later than January 25, 2018. The notice was required to include the name and address of the shareholder who is making the nomination and of the nominee and directed to the secretary of the Company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal might not have been acknowledged by the Company. Our Articles also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of the Board, if so elected. Our Articles contain additional requirements with respect to shareholder nominees for our Board.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Our Articles, as amended by the Universal Proxy Card Proposal, provide a special timeline for nominations of director candidates for the Annual General Meeting to be held on July 25, 2018. Shareholders of the Company are entitled to submit nominees for election as directors at the Annual General Meeting to be held on July 25, 2018, by the later of sixty (60) days prior to the date of the Annual General Meeting or ten (10) days following and including the date of public announcement of the Company’s intent to hold the Annual General Meeting not within thirty (30) days of the anniversary of the 2017 annual general meeting, which was held on April 25, 2017. The Company announced on March 7, 2018 its intention to hold the Annual General Meeting on July 25, 2018. As a result, nominations with respect to director candidates for the Annual General Meeting to be held on July 25, 2018 must be received by May 26, 2018, which is sixty (60) days prior to the date of the Annual General Meeting.]

The Chairman of the Board shall preside as Chairman of the Annual General Meeting of the Company. If at such meeting the Chairman of the Board shall not be present, prior to voting on the proposals at the Annual General Meeting, the shareholders present in person or by proxy shall elect another shareholder to preside as Chairman of the Annual General Meeting.

What shares can I vote at the meeting?

You may vote all of the shares you owned as of June 25, 2018, the record date, including shares held directly in your name as the shareholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction form. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction form. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction form. If you hold shares through a broker, trustee or nominee you may also vote in person at the meeting, but only after you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction form for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the shareholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by completing and returning the enclosed proxy card or voting instruction form (as described below).

Voting by Telephone or over the Internet. You may also vote by telephone or over the Internet by following the instructions included on the enclosed proxy card or voting instruction form. You may vote by telephone or over the Internet until 11:59 p.m. Eastern Time the day before the meeting.

How can I vote my shares in person at the meeting?

Shares held in your name as the shareholder of record may be voted in person at the meeting (after providing proof of identification). Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a shareholder of record but hold shares through a broker, trustee or nominee you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction form provided by your broker, trustee or nominee or other similar evidence of ownership. The meeting will begin promptly at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time). Check-in will begin at 4:00 p.m. local Israeli time. Even if you plan to attend the meeting, we recommend that you also complete, sign and date the enclosed proxy card or voting instruction form and return it promptly in the accompanying postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Is my vote confidential?

Proxy cards, voting instructions, ballots and voting tabulations that identify individual shareholders are not secret; however, all such materials will be handled in a manner intended to reasonably protect your voting privacy. Your vote will not be disclosed, except as required by law and except as required to the inspector of elections, to allow for the tabulation of votes and certification of the vote and to facilitate a successful proxy solicitation.

How are votes counted?

Each outstanding ordinary share entitles the holder thereof to one vote on each matter considered at the meeting. Shareholders are not entitled to cumulate their votes in the election of directors or with respect to any other matter submitted to a vote of the shareholders pursuant to this proxy statement. See “Am I entitled to cumulate my votes?” below for more information.

How will my shares be voted if I do not provide instructions in my proxy?

Shareholders who appoint a proxyholder to vote on their behalf as provided in the enclosed WHITE proxy card or voting instruction form and who do not provide instructions concerning any matter subject to a vote at the Annual General Meeting, will have their shares voted “FOR” ALL of the Mellanox nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Mr. Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Mr. Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Restated Plan and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and the vesting of additional restricted share units previously granted to each of Mr. Sanghi and Mr. Padval, and “FOR” the appointment of EY Israel and the authorization of the audit committee to determine its fiscal 2018 remuneration.

What if I vote with regards to more than eleven director nominees?

If you vote with regards to more than eleven director nominees, none of your votes with respect to the election of directors will be counted. Your proxy card will be treated as if you did not vote for any directors and the proxyholder will NOT vote your shares for any directors.

What if I vote with regards to fewer than eleven directors nominees?	If you vote with regards to fewer than eleven director nominees, your shares will be voted for those director nominees. Your shares will not be voted for any other director nominee.

What if I mark my ballot to expressly not grant authority to vote for any director nominee?

If you expressly indicate that you do not grant authority to vote for any director nominee, your shares will not be voted for any director nominee. The proxyholder will NOT vote your shares for any directors.

What if I have a Personal Interest in any proposal?

Proposal Two and Proposal Three require the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon, provided that either (a) such majority includes at least a majority of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest (as such term is defined in the Companies Law) in such approval voted at the meeting (disregarding abstentions) or (b) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest and voted against this proposal does not exceed two percent of the aggregate voting rights in the Company (satisfaction of either (a) or (b) above, the “Personal Interest Condition”).

The WHITE proxy card provides that you may indicate whether or not you have a Personal Interest with regards to Proposal Two by voting on Proposal #2a. A selection of “FOR” confirms that you DO NOT HAVE a Personal Interest and a selection of “AGAINST” confirms that you DO HAVE a Personal Interest. Failure to make a selection will be deemed a confirmation that you DO NOT HAVE a Personal Interest.

The WHITE proxy card provides that you may indicate whether or not you have a Personal Interest with regards to Proposal Three by voting on Proposal #3a. A selection of “FOR” confirms that you DO NOT HAVE a Personal Interest and a selection of “AGAINST” confirms that you DO HAVE a Personal Interest. Failure to make a selection will be deemed a confirmation that you DO NOT HAVE a Personal Interest.

If you indicate that you DO HAVE a Personal Interest with regards to Proposal Two or Proposal Three, your vote will NOT be counted with respect to the Personal Interest Condition.

What vote is required to elect directors in a contested election?

[If the Plurality Voting Standard Proposal is approved at the Extraordinary General Meeting: Starboard has notified the Company that it intends to nominate and solicit proxies to vote in favor of nine director nominees in opposition to the nominees recommended by the Board at the Annual General Meeting. Because the total number of nominees for election to the Board at the Annual General Meeting made in compliance with our Articles and the Companies Law exceeds the eleven directors to be elected at the Annual General Meeting, directors will be elected by a plurality voting standard. The eleven director nominees receiving the largest number of “FOR” votes cast in person or by proxy or written ballot will be elected. You may vote either “FOR” the election of each nominee, or you may withhold your vote. A properly executed proxy marked “withhold” with respect to the election of any nominee will not be voted, although it will be counted for purposes of determining whether there is a quorum present.]

[If the Plurality Voting Standard Proposal is not approved at the Extraordinary General Meeting: The director nominees receiving votes representing a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting on the election of directors will be elected. You may vote either “FOR” or “AGAINST” the election of each nominee, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to the election of any nominee will not be voted, although it will be counted for purposes of determining whether there is a quorum present. If fewer than eleven director nominees receive “FOR” votes representing a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting on the election of directors, then a majority of the elected directors will be able to fill the remaining vacancies of the Board in accordance with the Articles.]

If you vote for more than eleven director nominees, none of your votes with respect to the election of directors will be counted. Your proxy card will be treated as if you did not vote for any directors and the proxyholder will NOT vote your shares for any directors.

What vote is required to approve the remaining proposals?

The approval of Proposal Two, the 2018 performance-based cash incentive award to Mr. Waldman, which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018 and which will be measured and paid, if earned, in 2019, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon provided that the Personal Interest Condition is met. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of Proposal Three, the grant of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement performance, to Mr. Waldman, requires the approval of the holders of a majority of the voting power represented at the meeting, in person or by proxy or written ballot and voting thereon, provided that the Personal Interest Condition is met. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval on an advisory basis of Proposal Four, the compensation of our named executive officers, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of Proposal Five, the Third Restated Plan and increase in shares reserved for issuance thereunder, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of Proposal Six, cash compensation in the amount of $7,520.55 and the vesting of an additional 700 restricted share units previously granted to each of our directors Mr. Sanghi and Mr. Padval, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

The approval of Proposal Seven, the appointment of EY Israel and authorization of audit committee determination of their fiscal 2018 remuneration, requires the approval of the holders of a majority of the voting power represented at the meeting in person or by proxy or written ballot and voting thereon. You may vote either “FOR” or “AGAINST” this proposal, or you may abstain. A properly executed proxy marked “ABSTAIN” with respect to this proposal will not be voted with respect to such proposal, although it will be counted for purposes of determining whether there is a quorum present.

[If the Universal Proxy Card Proposal
is approved at the Extraordinary
General Meeting:

How do I vote for any of the Starboard Nominees?	The Board recommends that you vote “FOR” ALL of the Mellanox nominees using the WHITE proxy card and do NOT vote for any of the Starboard Nominees.

Mellanox is using a universal WHITE proxy card and voting instruction form which includes the names of all of the Starboard Nominees. You may vote for any of the director nominees, including a Starboard Nominee, by selecting “FOR” on the WHITE proxy card. There is no need to use the Starboard blue proxy card regardless of which candidates you intend to support. Mellanox urges shareholders to sign and return only the WHITE proxy card or voting instruction form and to ignore and NOT vote any blue proxy card or voting instruction form received from Starboard.]

[If the Universal Proxy Card Proposal
is approved at the Extraordinary
General Meeting:

How will my proxy be voted if Starboard does not distribute a proxy statement to solicit proxies at the Annual General Meeting?	If Starboard does not distribute a proxy statement but nominates directors at the Annual General Meeting, any shares voted for any of the Starboard Nominees will be voted for such nominees.]

[If the Universal Proxy Card Proposal
is approved at the Extraordinary
General Meeting:

How will my proxy be voted if Starboard does not nominate any directors at the Annual General Meeting?

Starboard has notified the Company that it intends to nominate and solicit proxies to vote in favor of nine director nominees in opposition to the nominees recommended by the Board at the Annual General Meeting. If Starboard does not attend the Annual General Meeting, does not nominate any or all of Starboard Nominees at the Annual General Meeting, or withdraws certain nominees prior to the Annual

General Meeting, any shares voted for any of the Starboard Nominees who were not nominated or whose nominations were withdrawn, will not be voted.]

Am I entitled to cumulate my votes?	No, you are NOT entitled to cumulate your votes.

Under Israeli law, shareholders of a company are NOT entitled to cumulate their votes unless the company’s articles of association expressly provide for cumulative voting. Our Articles do not expressly provide for cumulative voting.

As a result, you will be entitled to cast one vote with respect to each of eleven (11) different director nominees (the number of Board seats that are up for election at the Annual General Meeting), and will not be entitled to cumulate your votes with respect to any one or more director nominees.

Additionally, you will be entitled to cast one vote with respect to each of the other proposals being considered at the Annual General Meeting, and will not be entitled to cumulate your votes for such proposals.

What is a “broker non-vote”?

Under the rules that govern brokers that have record ownership of our ordinary shares that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. All matters to be voted on at the Annual General Meeting are considered to be non-routine matters on which brokers do not have discretion to vote, including: (i) the election of directors who are identified in this proxy statement, (ii) the approval of the 2018 performance-based cash incentive award to Mr. Waldman, (iii) the grant of restricted share units and performance share units to Mr. Waldman, (iv) the advisory vote to approve the compensation of our named executive officers, (v) the approval of the Third Restated Plan and increase in shares reserved for issuance thereunder, (vi) the approval of cash compensation and the vesting of additional restricted share units previously granted to each of Mr. Sanghi and Mr. Padval, and (vii) the appointment of EY Israel as our independent registered accounting firm for fiscal 2018. We encourage you to provide instructions to your broker regarding the voting of your shares; otherwise, if you do not provide instructions to your broker regarding how to vote your shares, then your shares will NOT be voted on any proposal at the Annual General Meeting.

A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are “broker non-votes” counted?	Broker non-votes will NOT be counted in tabulating the quorum for the transaction of business or the voting result for any proposal.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will NOT be counted in tabulating the voting result for any particular proposal.

What happens if the meeting is adjourned?

Assuming the presence of a quorum, if our Annual General Meeting is adjourned to another time and place, additional notice will be given regarding the date of the adjourned meeting in accordance with the Companies Law, unless the adjournment is for more than 21 days, in which case a new notice of the adjourned meeting setting forth a new record date will be given to the Company’s shareholders. At the adjourned meeting, we may transact any items of business that might have been transacted at the Annual General Meeting.

Who will serve as inspector of elections?	A representative of , will tabulate the votes and act as inspector of elections at the meeting.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the meeting and will publish the final voting results in a Current Report on Form 8-K filed within four (4) business days from and including the date of the Annual General Meeting, as required by Item 5.07(b) of Form 8-K.

What is the deadline for submitting proposals for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?	As a shareholder, you may be entitled to present proposals for action at a future meeting of shareholders, including director nominations.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the annual general meeting of shareholders to be held in 2019, the proposal must be in writing and received by the secretary of the Company at the offices of Mellanox Technologies, Ltd., c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, no later than                , 2019, or such proposal will be considered untimely under Rule 14a-8 of the Exchange Act. If the date of our annual general meeting of shareholders to be held in 2019 is more than 30 days before or 30 days after the anniversary date of the Annual General Meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Shareholder proposals must comply with the requirements of Rule 14a-8 of the Exchange Act and any other applicable rules established by the SEC. Proposals of shareholders intended to be presented at the annual general meeting of shareholders to be held in 2019 without inclusion of such proposals in our proxy statement relating to such annual general meeting must be received not later than sixty (60) days and not more than one hundred twenty (120) days before such annual general meeting. Shareholders are also advised to review our Articles, which contain additional requirements with respect to advance notice of shareholder proposals.

Nomination of Director Candidates: Any proposals for director candidates must be in writing, include the name and address of the shareholder who is making the nomination and of the nominee and should be directed to the secretary of the Company at the offices of Mellanox Technologies, Ltd, c/o Mellanox Technologies, Inc.,

350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary, or such proposal may not be acknowledged by the Company.

[If the Universal Proxy Card Proposal is approved by our shareholders at the Extraordinary General Meeting: Shareholders of the Company will be able to submit nominees for election as directors in accordance with our Articles, as amended by the Universal Proxy Card Proposal. Shareholders will be entitled to submit nominees for election as directors at our 2019 annual general meeting in accordance with our Articles, as amended by the Universal Proxy Card Proposal, ninety (90) days prior to the anniversary date of the Annual General Meeting, which will be April 26, 2019 or if the 2019 annual general meeting is not held within thirty (30) days of the anniversary date of the Annual General Meeting, then by the later of sixty (60) days prior to the date of the 2019 annual general meeting or ten (10) days following and including the day on which public announcement of the date of such 2019 annual general meeting is first made by the Company, which is required to be at least fifty (50) days prior to the date of such meeting. Each nominating shareholder is required to deliver to the Company, at the time it delivers its notice, (1) the consent of each nominee to (i) be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in such meeting, and (ii) the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the 2019 annual general meeting; (2) the name and address of such nominating shareholder and each of its nominees for election as a director, a representation that the nominating shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate its nominees for election as director, and a description of all arrangements or understandings between the nominating shareholder and each of its nominees for election as director and any other person or persons pursuant to which the nomination or nominations are made by the nominating shareholder, and all information specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Exchange Act with respect to each shareholder nominee as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each shareholder nominee as a director nominee; and (3) information and declarations required to be delivered to the Company under the Companies Law. Shareholders are also advised to review our Articles, which contain additional requirements with respect to shareholder nominees for the Board.

If a nominating shareholder has delivered its notice of its intent to nominate shareholders at the 2019 annual general meeting and the information and consents required by our Articles by the required deadline, the Company will be required to provide with regard to its nominees for election as a director at the 2019 annual general meeting, (1) the consent of each nominee to (i) be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in such meeting, and (ii) the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the 2019 annual general meeting and (2) the information required by Items 4(b), 5(b), 7(a), 7(b) and 7(c) of Schedule 14A with respect to its director nominees

The Company will provide each nominating shareholder with the above information and consents with respect to each director nominated by the Company for election at the 2019 annual general meeting sixty (60) days prior to the date of the 2019 annual general meeting, which will be May 26, 2019, or if the 2019 annual general meeting is not held within thirty (30) days of the anniversary date of the Annual General Meeting, then within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such meeting.

The Company will also provide each nominating shareholder with the information and consents regarding director nominees received from any other nominating shareholder within five (5) days from and including the last date for a nominating shareholder to provide such information to the Company with respect to any annual general meeting or any extraordinary general meeting, as described above.]

[If the Universal Proxy Card Proposal is not approved by our shareholders at the Extraordinary General Meeting: Shareholders must give timely notice to the secretary of the Company in accordance with the provisions of our Articles, which require that the notice of a nominee for election as director at our 2019 annual general meeting be received by the secretary of the Company no later than April 26, 2019. Our Articles also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of the Board, if so elected. Shareholders are also advised to review our Articles, which contain additional requirements with respect to shareholder nominees for the Board.]

BACKGROUND OF THE SOLICITATION

The following chronology summarizes the key meetings and events related to the proxy contest at the Annual General Meeting. This chronology does not purport to catalogue every conversation of or among the Board or our representatives, and other parties.

On May 10, 2017, the Board met for an annual strategic review of ongoing projects at the Company, including the 1550nm silicon photonics development. Over the following months, the Board discussed the potential discontinuation or sale of the 1550nm silicon photonics development.

On November 20, 2017, Starboard filed a Schedule 13D (the “Schedule 13D”) with the SEC disclosing a 9.8% beneficial ownership position in Mellanox.

Also, on November 20, 2017, Peter Feld of Starboard sent an e-mail to Mr. Waldman. In his message, Mr. Feld introduced Starboard and requested a time to speak with Mr. Waldman. Neither Mr. Feld nor any other representatives of Starboard had engaged with Mr. Waldman or any other representatives of Mellanox prior to Starboard’s filing of the Schedule 13D.

On November 21, 2017, Mr. Waldman responded to Mr. Feld and offered a meeting to introduce himself, discuss Mellanox’s business and listen to Starboard’s views.

On November 22, 2017, the Board met with Mellanox’s advisors to discuss the plan for engagement with Starboard following the public announcement of Starboard’s ownership position in Mellanox. The Board agreed to evaluate its current and potential financial advisors to assist the Board in connection with Mellanox’s engagement with Starboard.

On November 28, 2017, representatives of Starboard had a telephone discussion with Mr. Waldman and Jacob Shulman, the Company’s chief financial officer at the time, to gain a better understanding of Mellanox and management’s strategy.

On December 4, 2017, the Board met with Mellanox’s advisors, including representatives of J.P. Morgan, Mellanox’s independent financial advisor, to discuss its engagement plan with Starboard. The Board had four (4) additional meetings in December and, among other matters, discussed Mellanox’s engagement with Starboard at such meetings.

On December 6, 2017, representatives of Starboard, including Mr. Feld met with Mr. Waldman and Irwin Federman, Chairman of the Board, at a restaurant in Menlo Park, California to discuss Starboard’s views on Mellanox. During that meeting Mr. Feld informed Mr. Federman that a significant change was required in the composition of the Board.

On December 7, 2017, Mr. Waldman emailed representatives of Starboard to offer to have a call to address any further questions regarding Mellanox’s business. Mr. Feld indicated that certain representatives of Starboard would attend Mellanox’s presentation at the Barclays Global Technology, Media and Telecommunications Conference.

On December 7, 2017, at the Barclays Global Technology, Media and Telecommunications Conference in San Francisco, California, Mr. Waldman announced Mellanox’s financial targets for 2018, the first time that Mellanox had provided annual guidance.

On December 12, 2017, at Mellanox’s request, representatives of Starboard met with Messrs. Waldman and Shulman at Starboard’s offices in New York to further discuss Starboard’s views on Mellanox’s business and its 2018 outlook.

On December 15, 2017, at Starboard’s request, representatives of Starboard had a telephone discussion with Mr. Federman and Ms. Amal Johnson, Chair of the compensation committee, to discuss Starboard’s views on Mellanox. Mr. Federman and Ms. Johnson further stated that they were open to working with Starboard and that the Board believed that Starboard should support the Company’s current strategy and executive leadership.

On December 18, 2017, at Mellanox’s request, representatives of Starboard had a telephone discussion with Mr. Waldman to discuss the engagement with Starboard to date, the opportunity for margin expansion, and the potential to meet at Mellanox’s headquarters in Israel. The representatives of Starboard indicated that Starboard may seek changes to the Board.

On December 19, 2017, Mr. Waldman reached out to Mr. Feld to plan a meeting in Israel at Mellanox’s headquarters. After further correspondence, the meeting was scheduled on January 15, 2018.

On December 19, 2017, the nominating and corporate governance committee discussed its search for potential candidates to fill two existing vacancies on the Board.

On January 2, 2018, Starboard filed an amendment to its Schedule 13D disclosing a 10.7% beneficial ownership interest in Mellanox as a result of exercise of forward contracts it had previously disclosed.

On January 8, 2018, Starboard issued a press release announcing that it had delivered an open letter and accompanying supplemental slides to Mr. Waldman and the Board, which were made public.

On January 9, 2018, Mellanox announced that it would shut down its 1550nm silicon photonics development effective immediately. The discontinuation of Mellanox’s 1550nm silicon photonics development activities is projected to result in expected fiscal 2018 non-GAAP operating expense savings of $26 million to $28 million.

On January 15, 2018, representatives of Starboard met with Mr. Waldman and several members of Mellanox’s management team at Mellanox’s headquarters in Yokneam, Israel. During the meetings, the parties discussed Mellanox and its operations, Mellanox’s 2017 performance and 2018 prospects, listened to perspectives from Starboard and toured the facilities.

Later on January 15, 2018, representatives of Starboard attended a dinner in Tel Aviv, Israel, which included Mr. Waldman, Shai Cohen, director, co-founder, and former Chief Operating Officer of Mellanox, and David Perlmutter and Dov Bharav, the two Israel-based independent directors of Mellanox, as well as certain members of Mellanox’s management, including Michael Kagan, co-founder and Chief Technology Officer. At the dinner, Starboard and Mellanox representatives discussed the Board’s and Starboard’s perspective on Mellanox, Mellanox’s outlook and the engagement with Starboard to date.

On January 16, 2018, Mr. Feld emailed Mr. Waldman to express appreciation for the meeting in Israel and his desire for continued engagement with the Company.

On January 17, 2018, Starboard delivered a letter to Mellanox’s Corporate Secretary (the “Nomination Letter”) nominating Mary B. Cranston, Peter A. Feld, Jonathan Khazam, Thomas Lacey, Efrat Makov, Jon A. Olson, Jeffrey C. Smith, Jorge L. Titinger, and Gregory Waters for election to the Board at the Annual General Meeting. On that same day, Starboard delivered a letter to Mellanox shareholders stating its belief that significant change to the Board was required to address its concerns about performance at Mellanox. Starboard also issued a press release on January 17, 2018 to announce its delivery of the Nomination Letter to the Company for the election of nine (9) director candidates at the Annual General Meeting.

Also, on January 17, 2018, Mellanox issued a press release acknowledging receipt of director nominations from Starboard in connection with the Annual General Meeting. In the press release, Mellanox noted that it had numerous discussions and meetings with Starboard over the past several months and remained open to constructive input from Starboard. Mellanox also stated that Starboard had made no attempt to discuss its nomination of directors with Mellanox prior to the public announcement.

On January 19, 2018, at Mr. Waldman’s request, representatives of Starboard had a telephone discussion with certain members of Mellanox management, including Mr. Shulman, to discuss Mellanox’s financial results for the fourth fiscal quarter of 2017.

On January 22, 2018, the Board met with Mellanox’s advisors to discuss Starboard’s nomination of director candidates and the history of the Company’s attempts to engage with Starboard to date, including the fact that

Starboard had met with members of the Board and senior management in Israel two days before submitting its nominations and had not mentioned the nominations or its candidates. The Board also discussed the current voting mechanics for a contested election of directors, including the majority voting standard in the Articles. The Board discussed the ongoing search for independent Board candidates with operational experience in the semiconductor industry to fill the two existing vacancies on the Board. The Board had four (4) additional meetings in January, including the meeting on January 31, and, among other matters, discussed Mellanox’s engagement with Starboard at such meetings.

Effective January 23, 2018, the Company also engaged Credit Suisse as an independent financial advisor to advise Mellanox in connection with shareholder activism.

On January 31, 2018, the Board met with Mellanox’s advisors and discussed potential improvements in Mellanox’s corporate governance in a contested election. The Board reviewed with Mellanox’s advisors the benefits to shareholders of adoption of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal and the U.S. and Israeli law considerations for implementing these changes pursuant to an amendment of the Articles.

During the week of February 5, 2018, a representative of J.P. Morgan, had a call with Mr. Feld to better understand Starboard’s view of Mellanox’s business. Mr. Feld reiterated Starboard’s demands for a significant change in the composition of the Board.

On February 5, 2018, Starboard issued a press release announcing that it had delivered a letter to Mr. Federman, with copies to the Board, Glenda Dorchak, Chair of the nominating and corporate governance committee and Ms. Johnson. In the letter, Starboard expressed concern about sales of Mellanox’s shares held by members of the Board and management.

On February 7, 2018, the Board met with Mellanox’s advisors to consider changes to Mellanox’s voting standards and related voting mechanics in a contested election. Mellanox’s outside U.S. and Israeli counsel reviewed with the Board the applicable legal requirements for adoption of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal, including their recommendation to hold an Extraordinary General Meeting to enable shareholders to vote on these proposals so that the proposals would be in effect at the Annual General Meeting. The Board also discussed Starboard’s letter dated February 5, 2018.

On February 9, 2018, Mellanox amended its existing engagement letter with J.P. Morgan to provide that J.P. Morgan would advise Mellanox in connection with strategic planning and shareholder activism. Mellanox had previously engaged J.P. Morgan in March 2017 as an independent financial advisor in connection with the unsolicited acquisition offer from Marvell Technology Group that was disclosed by Starboard in its Schedule 13D.

On February 14, 2018, the Board met with Mellanox’s advisors to further discuss the benefits of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal for Mellanox’s shareholders and authorized Mellanox’s management to proceed with holding an Extraordinary General Meeting to present these proposals to Mellanox’s shareholders. The Board had three (3) additional meetings in February and, among other matters, discussed Mellanox’s engagement with Starboard at such meetings.

On February 20, 2018, the Board appointed two new directors with significant operating expertise and leadership experience in the semiconductor industry, Steve Sanghi, Chairman and CEO of Microchip Technology Inc. (“Microchip”), and Umesh Padval, Partner at Thomvest Ventures and a Director of Integrated Device Technology, Inc. The appointment of Mr. Sanghi and Mr. Padval was a result of Mellanox’s search for independent directors to fill the two existing vacancies on the Board and thereby increased the Board’s membership from nine to eleven directors.

On February 21, 2018, Mellanox announced the appointments of Mr. Sanghi and Mr. Padval to the Board. Mellanox noted that both directors were highly qualified in the semiconductor industry and would bring strong leadership that will be instrumental for operational excellence, continued growth and increased shareholder value for Mellanox’s shareholders.

Also on February 21, 2018, Mellanox announced (i) updated guidance for the first fiscal quarter of 2018 ending March 31, 2018; and (ii) Mr. Shulman’s plans to step down as CFO of Mellanox on May 4, 2018, after announcing fiscal first quarter 2018 earnings. Mellanox stated that it was working with a search firm and evaluating candidates to succeed Mr. Shulman as CFO. Shortly prior to Mellanox’s press releases regarding updated guidance and the addition of two new independent directors, Mr. Federman emailed Mr. Feld to advise him of the subject matter of the announcements.

On February 22, 2018, following the announcement of the appointments of Mr. Padval and Mr. Sanghi to the Board, Mr. Feld separately called each of Mr. Sanghi and Mr. Padval to discuss Starboard’s views on Mellanox’s performance.

Also on February 22, 2018, Mr. Feld called a representative of Credit Suisse to discuss his views on Mellanox’s performance. Mr. Feld expressed Starboard’s demand for a significant change in composition of the Board.

On March 7, 2018, the Board met with the Company’s advisors to receive an update on the timeline for filings related to the Extraordinary General Meeting. Later on that day, Mellanox filed a preliminary proxy statement with the SEC with respect to the Extraordinary General Meeting and issued a press release, including a letter to Mellanox’s shareholders, notifying them of the filing of the preliminary proxy statement. The Board had three (3) additional meetings in March and, among other matters, discussed Mellanox’s engagement with Starboard at such meetings.

Also, on March 7, 2018, following Mr. Feld’s call with Mr. Federman and Mr. Waldman earlier that day, Starboard filed a preliminary proxy statement with the SEC with respect to the election of director nominees at the Annual General Meeting and issued a press release, including a letter to Mellanox’s shareholders, notifying them of the filing of Starboard’s preliminary proxy statement. Starboard did not engage with Mellanox in advance of filing its preliminary proxy statement. Starboard’s preliminary proxy statement indicates it contemplated a majority voting standard and the use of proxy cards that are not universal proxy cards in a contested election of directors in describing the vote that would take place at the Annual General Meeting.

On March 12, 2018, Mellanox issued a press release including a letter to its shareholders to emphasize the importance of the approval of the Plurality Voting Standard Proposal and the Universal Proxy Card Proposal at the Extraordinary General Meeting so that they would be effective at the Annual General Meeting. On that same day, Starboard sent a letter to Mellanox’s shareholders.

On March 13, 2018, a representative of Credit Suisse, had a telephone discussion with Mr. Feld and listened to his perspective on Mellanox’s performance and the proposed Extraordinary General Meeting. Mr. Feld reiterated Starboard’s demand for a significant change in the composition of the Board.

On March 16, 2018, Mr. Sanghi reached out to Mr. Feld to request a meeting in-person with Mr. Waldman and Mr. Sanghi. The meeting was subsequently scheduled to take place on April 5, 2018.

On March 19, 2018, Starboard issued a press release in response to Mellanox’s press release on March 12, 2018.

On April 5, 2018, at Mellanox’s request, Mr. Waldman and Mr. Sanghi met with Mr. Feld in Menlo Park, California. The parties discussed Mellanox and its operations, Mellanox’s 2017 performance and 2018 prospects and the corporate governance proposals to be presented to the shareholders at the Extraordinary General Meeting.

On April 16, 2018, the Board met to discuss, among other matters, engagement with Starboard. On that same day, the Board and the compensation committee approved amendments to the existing change in control severance agreements in place for our executives other than Mr. Waldman and Mr. Shulman. The Board had two (2) additional meetings in April and, among other matters, discussed Mellanox’s engagement with Starboard at such meetings.

On April 17, 2018, Mellanox issued a press release announcing financial results for the first fiscal quarter of 2018.

On April 19, 2018, Mellanox announced that the Extraordinary General Meeting would be held on May 24, 2018 at the Company’s offices in Tel Aviv, Israel.

Also on April 19, 2018, Mr. Sanghi emailed Mr. Feld noting that Mr. Waldman and Mr. Shulman would be meeting with investors, including Starboard, during the week of April 23, 2018 following the announcement of the Company’s financial results for the first fiscal quarter of 2018, and suggesting that the representatives of Mellanox and Starboard meet again following an upcoming meeting of the Board.

On April 24, 2018, Mr. Waldman and Mr. Shulman met with representatives of Starboard as part of a series of investor meetings following the announcement of the Company’s financial results for the first fiscal quarter of 2018

Also on April 24, 2018, Mr. Sanghi returned a telephone call initiated by Mr. Feld and listened to his views on Mellanox’s performance.

On April 26, 2018, a representative of Credit Suisse, had a call with Mr. Feld to hear his thoughts on Mellanox’s performance.

On May 7, 2018, Mellanox filed its definitive proxy statement with the SEC with respect to the Extraordinary General Meeting.

On May 9, 2018, Mellanox filed its preliminary proxy statement with the SEC with respect to the Annual General Meeting.

On May 11, 2018, Mr. Sanghi reached out to Mr. Feld to schedule a meeting between representatives of Mellanox and Starboard to discuss Mellanox’s performance and composition of the Board. After further correspondence, the parties scheduled a call on May 16, 2018.

On May 14, 2018, Mellanox issued a press release announcing that independent proxy advisory firms Institutional Shareholder Services and Glass, Lewis & Co. each recommended in its respective report issued on May 11, 2018 that Mellanox’s shareholders vote “FOR” both of the corporate governance proposals at the Extraordinary General Meeting.

On May 16, 2018, Mr. Waldman, Mr. Sanghi and Mr. Federman had a call with Mr. Feld and other representatives of Starboard to discuss Mellanox’s Board composition and its 2018 performance and prospects.

On May 17, 2018, Mellanox issued a press release announcing updated guidance for the second fiscal quarter ending June 30, 2018 and the fiscal year ending December 31, 2018.

On May 21, 2018, Mr. Sanghi had a call with Mr. Feld to discuss Mellanox’s Board composition and its 2018 performance and prospects.

CERTAIN EFFECTS OF STARBOARD’S SOLICITATION

Starboard has notified Mellanox of its intent to nominate the Starboard Nominees and has filed a preliminary proxy statement with the SEC on March 7, 2018 to solicit proxies for election of its director nominees at the Annual General Meeting. Certain of our Company’s material agreements could be impacted if a “change in control” occurs. The definition of “change in control” under the agreements described below, as currently existing and as existing prior to Starboard’s announcement of its purchase of 9.8% of our outstanding ordinary shares on November 20, 2017, includes replacement of a majority of the members of the Board with individuals whose nomination for election was not approved by at least 2/3rds of the directors currently in office. A “change in control” would be deemed to occur under these agreements if a majority of our Board were replaced with the Starboard Nominees at the Annual General Meeting.

•

We have entered into executive severance benefits agreements with certain of our employees, including each of our executive officers, which, with the exception of the agreements with Messrs. Waldman and Shulman, were amended and restated as described in “Background of the Solicitation” above. These agreements provide for certain severance benefits and acceleration of equity awards only in the event the executive’s employment with our Company is terminated without cause or if the executive is constructively terminated, in each case during the 12-month period following a change in control (a so called “double trigger” requirement). The election of six or more Starboard Nominees would constitute a change in the majority of our incumbent directors, which the Board believes would trigger a change in control under these agreements unless at least two-thirds of the members of the Board currently in office either (i) elect the Starboard Nominees to the Board prior to the Annual General Meeting or (ii) nominate the Starboard Nominees for election by our shareholders at the Annual General Meeting. The Board does not believe that approval by the Board of the Starboard Nominees for a more limited purpose, such as to avoid a “change in control” being triggered under the severance benefits agreements, was contemplated by the severance benefits agreements or is sufficient to avoid triggering a change in control under the severance benefits agreements. The “double trigger” requirement related to a change in a majority of the incumbent directors was approved by the Board in order to help retain executives who are important to the operation of our business in the face of a potential contested change in a majority of the Board by providing severance protection in the event a majority of the Board is replaced and those executives are terminated within 12 months by the new Board. Under the severance agreements if the executive’s employment with our Company is terminated without cause or if the executive is constructively terminated, in each case, during the 12-month period following the change in control of our Company, and the executive provides us a general release of all claims, then the executive is entitled to receive the following payments and benefits:

•

An amount equal to the sum of the executive’s annual base salary and the executive’s target annual bonus for the year of termination (or base salary continuation for six months at a rate of 120% of his annual base salary in the case of Mr. Waldman);

•

in the case of a named executive officer who resides in the United States, if the named executive officer elects COBRA coverage under our group health plan, payment for the cost to continue COBRA coverage for the named executive officer and his eligible dependents for up to 12 months following the termination date; and

•

accelerated vesting and immediate exercisability of the named executive officer’s outstanding and unvested stock awards as to 100% (or 50% in the case of Mr. Waldman) of the total number of unvested shares subject to such outstanding and unvested stock option awards.

The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers under the revised executive severance benefits agreements if such officer’s employment was terminated without cause or constructively terminated (as these terms are defined in the change in control severance agreements) on December 31, 2017, assuming that the revised executive severance benefits agreements were in effect on December 31, 2017 and that such termination occurred during the 12-month period following a change in control (as such term is defined in the executive severance benefits agreements) of our Company. Such benefits are in addition to any payments or other benefits that our employees, including our named executive officers, who reside in Israel may be entitled to receive under applicable Israeli law, which are also set forth below under “Israeli Severance and Benefits”.

Name	Salary ($)	Target Bonus ($)	COBRA Coverage ($)	Israeli Severance and Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Eyal Waldman(2)	380,193	—	—	821,855	6,065,625	7,267,673
Jacob Shulman(2)	210,000	—	23,833	—	992,725	1,226,558
Marc Sultzbaugh	370,000	93,333	23,833	—	2,442,425	2,929,591
Michael Kagan	279,626	75,000	—	469,612	2,209,893	3,034,131

(1)	The value of accelerated equity awards is calculated based on the closing price of our common stock on December 29, 2017, which was $64.70 per share.
(2)	Messrs. Waldman and Shulman did not receive revised executive severance benefits agreements. Mr. Shulman resigned from the Company effective May 4, 2018.

The Board would not have the ability to retroactively and unilaterally change the terms of these agreements or otherwise prevent the payment of the severance benefits in the event an executive became entitled to the benefits.

See “Executive Compensation Tables—Potential Payments Upon Termination Following a Change of Control” for quantitative estimates of the payments and benefits under the agreements in place with our named executive officers as of December 31, 2017.

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Our compensation committee and our Board have approved the grant of 36,000 performance share units, which can result in the issuance of up to 63,000 ordinary shares for over achievement performance, to Mr. Waldman, our CEO, subject to the approval of our shareholders, as described in Proposal Three. Pursuant to the terms of the performance share units, in the event of a change in control prior to the end of the performance period the number of shares that shall become issuable upon the applicable vesting date (described below) will be based on the greater of (i) target performance (representing 36,000 shares) and (ii) actual performance as of the change in control. If the successor or surviving entity assumes the performance share units, the performance share units shall remain outstanding and eligible to vest following the end of the performance period subject to Mr. Waldman’s continued service through such date; provided that if Mr. Waldman’s employment with our Company is terminated without cause or if he is constructively terminated, in each case, during the 12-month period following the change in control, the performance share units shall vest in full upon such termination. If the successor or surviving entity does not assume the performance share units, the performance share units shall vest in full upon such change in control. Under our Third Restated Plan, a change in control includes if a majority of the members of the Board were replaced with individuals whose nomination or election was not approved by at least 2/3rds of the directors currently in office. If a majority of our Board were replaced with the Starboard Nominees a change in control will be triggered under the performance share units resulting in the number of shares that shall become issuable upon the applicable vesting date being the greater of (i) target performance (representing 36,000 shares) or (ii) actual performance as of the change in control. The Board would not have the ability to retroactively and unilaterally change the terms of the performance share units or otherwise prevent the acceleration of shares thereunder.

PROPOSAL ONE—ELECTION OF DIRECTORS

Mellanox has a diverse and experienced Board that is actively engaged in overseeing the execution of our strategy to continue to increase revenue, expand market share and improve our operating margins. Our Board is composed of eleven highly qualified and experienced directors, nine of whom are independent and all of whom are seasoned leaders committed to driving shareholder value. For more information regarding the independence of our director nominees, please see “Corporate Governance and Board Of Directors Matters—Director Independence.”

Notably, our Board recently welcomed two new, independent directors, Steve Sanghi and Umesh Padval, concluding our search that began last year to fill two vacant board seats. As CEO of Microchip since 1991, Mr. Sanghi has established himself as one of the best operators in the semiconductor industry with a proven ability to drive profitable growth and value creation. Since joining the board of Integrated Device Technology in 2008, Mr. Padval has seen significant operating margin expansion and stock price appreciation, resulting in over 5x market cap growth during his tenure. Each is a skilled and deeply knowledgeable leader who brings new perspectives and extensive semiconductor industry knowledge to our team. We are confident that their leadership abilities will be invaluable to Mellanox as we continue to execute on our strategic plan.

All eleven directors are to be elected at our Annual General Meeting to serve until the next annual general meeting, or until their respective successors have been elected and have qualified or until their earlier death, resignation or removal.

Starboard has also notified the Company that it intends to nominate and solicit proxies to vote in favor of nine director nominees in opposition to the nominees recommended by the Board. We believe that the nominees proposed by the Board are the most qualified candidates for election at the Annual General Meeting. As described below, we believe our nominees have the experience, industry knowledge, integrity and commitment necessary to oversee the execution of our strategic plan and create value for all our shareholders.

Mellanox Director Nominees

The Board has nominated each of our current directors for re-election to the Board. Certain information regarding their individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve on the Board is described below. If elected, each director will hold office until our annual general meeting of shareholders to be held in 2019, or until their respective successors have been elected and have qualified or until their earlier death, resignation or removal. In the event that the aforementioned persons’ appointments are approved by the required vote of the shareholders at the Annual General Meeting, they will be compensated in accordance with our director compensation program. Please refer to the description of the compensation of our directors under the headings “Corporate Governance and Board of Directors Matters—Director Compensation” and “Director Compensation in Fiscal Year 2017” in this proxy statement.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Each nominee for director has consented to being named as a director nominee for election to the Board in any proxy statement or proxy card relating to the Annual General Meeting, including any proxy statement or proxy card distributed by Starboard, and to serve if elected.]

[If the Universal Proxy Card Proposal is not approved at the Extraordinary General Meeting: Each of the Mellanox nominees has consented to being named as a director nominee for election to the Board in this proxy statement and to serve if elected.]

The names of each nominee for director, the year in which each director was first elected to the board, the age of each director as of May 1, 2018 and the principal occupation of each director are as follows:

Name	Year Director First Elected	Age	Principal Occupation
Irwin Federman	1999	82	Chairman of the Board of Directors, Mellanox Technologies, Ltd.; Senior Advisor, U.S. Venture Partners
Eyal Waldman	1999	57	President and Chief Executive Officer, Mellanox Technologies, Ltd.
Dov Baharav	2010	67	Chairman of Gilat Satellite Networks Ltd.
Shai Cohen	2015	55	Chief Executive Officer and Co-Founder of Proteantecs Ltd.
Glenda Dorchak	2009	63	Advisor to and board member of technology companies
Amal Johnson	2006	65	Advisor to and board member of technology companies
Umesh Padval	2018	60	Partner, Thomvest Ventures
David Perlmutter	2014	64	Managing General Partner of Eucalyptus Growth Capital
Thomas Riordan	2007	61	Consultant to early stage technology companies
Steve Sanghi	2018	62	President, Chief Executive Officer and Chairman of the Board of Directors of Microchip Technology Incorporated
Thomas Weatherford	2005	71	Advisor to technology companies and former financial executive

The Board recommends that you vote “FOR” ALL of the Mellanox nominees listed in this proxy statement and on the enclosed WHITE proxy card.

Irwin Federman has served as a member of our Board since June 1999 and as chairman of our Board since June 2013. He has also served as our lead independent director since March 2010. Mr. Federman was a general partner of U.S. Venture Partners (“USVP”), a venture capital firm, from April 1990 to October 2015. He is now a Senior Advisor to USVP. Mr. Federman was president and chief executive officer (“CEO”) of Monolithic Memories, Inc., a semiconductor company, from 1978 to 1987. Mr. Federman serves on the boards of directors of Intermolecular, Inc., a materials analysis and discovery company, Check Point Software Technologies Ltd., a security software company, and a number of private companies and charitable trusts. Mr. Federman previously served on the board of directors of SanDisk Corporation. Mr. Federman holds a Bachelor of Science in Economics from Brooklyn College and was awarded an Honorary Doctorate of Engineering from Santa Clara University. Mr. Federman has received Lifetime Achievement awards from the International Business Forum, Silicon Valley Bank and Deloitte and Touche. Mr. Federman is located in the United States.

Mr. Federman’s intimate knowledge of the business, financial and operational aspects of technology companies in all stages of development over the past forty plus years uniquely qualifies him to serve as chairman of our Board and, in that capacity as a non-executive director, to serve as our lead independent director.

Eyal Waldman is a co-founder of Mellanox, and has served as our president and CEO and as a member of our Board since March 1999. From March 1999 until June 2013, he also served as the chairman of our Board. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology, Ltd., a semiconductor company, which was acquired by Marvell Technology Group, Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel Corporation (“Intel”), a manufacturer of computer, networking and communications products. Mr. Waldman also serves and previously served on the boards of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion—Israel Institute of Technology (“Technion”). Mr. Waldman is located in Israel.

Mr. Waldman’s qualifications to serve on our Board include his decades-long experience in the semiconductor industry, his role as a co-founder of Mellanox, eighteen years of service as our president and CEO, service as the chairman of our Board between March 1999 and June 2013, and his design, engineering and architecture expertise. Our Board particularly values Mr. Waldman’s extensive experience in the semiconductor industry and as our CEO, which gives him unique insights into the Company’s challenges, opportunities and operations.

Dov Baharav has served as a member of our Board since November 2010 and currently chairs the audit committee. Mr. Baharav is the chairman of Gilat Satellite Networks Ltd., a provider of products and services for satellite-based broadband communications, and Cyberint Technologies Ltd., which specializes in Information and Cyber Security. Mr. Baharav has served as the chairman of the board of directors of Israel Aerospace Industries, Ltd., a defense and civil aerospace technology company, from July 2011 until October 2013. From March 2013 to December 2014, Mr. Baharav served on the board of directors of Allot Communications, Ltd., a foreign private issuer which provides intellectual property service optimization solutions for fixed and mobile broadband operators and large enterprises. From July 2002 until November 2010, Mr. Baharav served as president and CEO of Amdocs Management Limited (“Amdocs”), a communications services company. He also served as a member of Amdocs’ board of directors and executive committee from July 2002 until November 2010. Mr. Baharav joined Amdocs in 1991 as vice president and then president of Amdocs’ principal U.S. subsidiary, Amdocs, Inc., and served as chief financial officer of Amdocs from 1995 until July 2002. From 1983 until 1991, Mr. Baharav served as chief operating officer of Optrotech Ltd., an electro-optical device company. Mr. Baharav is the chairman of scholarships fund with the College of Management Academic Studies in Rishon Lezion, Israel. He was also a member of the board of directors of SeamBI, a private advertising technology company, from July 2006 to November 2012. Mr. Baharav holds a Bachelor of Science degree in Physics and Accounting, as well as a Master of Business Administration, from the University of Tel Aviv. Mr. Baharav is located in Israel.

Mr. Baharav’s qualifications to serve on our Board include his extensive experience serving on boards of directors in industries served by the Company and his experience as a chief executive officer and chief financial officer, which roles further qualify him to chair our audit committee.

Shai Cohen has served as a member of our Board since December 2015. Mr. Cohen is the CEO and co-founder of Proteantecs Ltd., an Israeli startup. Mr. Cohen is a co-founder of Mellanox and served as our chief operating officer from May 2011 until February 2016. Previously, Mr. Cohen served as our vice president of operations and engineering from June 1999 until May 2011. From September 1989 to May 1999, Mr. Cohen worked at Intel, where he was a senior staff member in the Pentium processors department and a circuit design manager at the cache controllers group. Mr. Cohen holds a Bachelor of Science in Electrical Engineering from Technion. Mr. Cohen is located in Israel.

Mr. Cohen’s qualifications to serve on our Board include his role as a co-founder of Mellanox, his previous service as our chief operating officer, and his design, engineering and architecture expertise. Our Board particularly values Mr. Cohen’s extensive experience in the semiconductor industry and his knowledge of the inner workings of the Company, which gives him unique insights into the Company’s operations, challenges and opportunities.

Glenda Dorchak has served as a member of Mellanox’s board of directors since July 2009 and chairs our nominating and corporate governance committee. Ms. Dorchak currently serves on the board of Energy Focus Inc., a public company providing energy efficient LED lighting and technology, where she chairs the nominating and corporate governance committee and the compensation committee, and Mirametrix Inc., a private software company that provides gaze-tracking software. She is also an operating advisor to OMERS Private Equity, a private equity investment fund for a Canadian pension plan. Ms. Dorchak was executive vice president and general manager of Global Business for Spansion, Inc., a Sunnyvale, California based flash memory provider, from April 2012 to June 2013. From January 2009 until September 2010, when it was acquired by Red Bend Software, Ms. Dorchak was the CEO and vice chairman of VirtualLogix, Inc., a Sunnyvale, California based provider of virtualization software for wireless and embedded devices. Prior to VirtualLogix, Inc., she served as chairman and CEO of Intrinsyc Software International, Inc., a product development company of hardware, software, engineering and production services, from August 2006 to November 2008 where she had also served as an independent director from September 2003 to December 2004. Ms. Dorchak was an executive at Intel from 2001 to 2006, including serving as vice president and chief operating officer of Intel’s Communications Group; vice president and general manager of Intel’s Consumer Electronics Group; and vice president and general manager of the Broadband Products Group. Prior to her tenure at Intel, she served as chairman and CEO of Value America, Inc., an online retailer, from September 1999 to November 2000 and president from September 1998 to

August 1999. From 1974 to 1998, Ms. Dorchak worked for IBM Corporation (“IBM”), a global technology and consulting corporation, both in Canada and later in Raleigh, North Carolina, where she held executive positions with the IBM’s Personal Systems Group, including directorships with the Ambra Systems Group and IBM PC North America. Ms. Dorchak is located in the United States.

Ms. Dorchak’s qualifications to serve on our Board include her executive and director experience in the software and technology industries. Our Board particularly values Ms. Dorchak’s deep knowledge, experience and understanding of global markets gained from over 30 years in the technology industry.

Amal M. Johnson has served as a member of our Board since October 2006 and chairs our compensation committee. Ms. Johnson is the former executive chairperson of the board of Author-it Software Corporation, a Software-as-a-Service private company that provides a platform for creating, maintaining, and distributing single-sourced technical content. Prior to joining Author-it, Ms. Johnson served as the chairman of MarketTools, Inc., an Internet-based market research company, from August 2008 through January of 2012, and as its CEO from March 2005 through August 2008. Prior to joining MarketTools, Ms. Johnson was a general partner at ComVentures L.P., an investment fund, from April 2004 to March 2005 and, from March 1999 to March 2004, a general partner at Lightspeed Venture Partners, a venture capital firm, focusing on enterprise software and infrastructure. Ms. Johnson was president of Baan Supply Chain Solutions, an enterprise resource planning software company, from January 1998 to December 1998, president of Baan Affiliates from January 1997 to December 1997, and president of Baan Americas from October 1994 to December 1996. Prior to that, Ms. Johnson served as president of ASK Manufacturing Systems, a defense and space company, from August 1993 to July 1994 and held executive positions at IBM from 1977 to June 1993. Ms. Johnson also serves on the board of directors of Intuitive Surgical Inc., a medical device company, CalAmp, a wireless networking company, and Essex Property Trust, Inc. Ms. Johnson holds a Bachelor of Arts in Mathematics from Montclair State University, and studied computer science at Stevens Institute of Technology graduate school of engineering. Ms. Johnson is located in the United States.

Ms. Johnson’s qualifications to serve on our Board include her extensive executive and public company director experience in the software and technology industries. Our Board particularly values Ms. Johnson’s significant enterprise infrastructure knowledge acquired from executive leadership roles at software and market research focused companies.

Umesh Padval has served as a member of our Board since February 2018. He has also served as a venture partner at Thomvest Ventures since 2016. Previously, Mr. Padval served as a partner at Bessemer Ventures Partners from 2007 to 2016 and as vice president of LSI Corporation from 2001 to 2007. From 1998 to 2001, Mr. Padval served as President and then CEO of C-Cube Microsystems, Inc. (“C-Cube”) from 1993 to 1998, Mr. Padval served as vice president and general manager at VLSI Technology, Inc (“VLSI”). From 1987 to 1993, Mr. Padval held various management positions at VLSI related to marketing and sales. Prior to joining VLSI, Mr. Padval served in various engineering and product marketing roles at Advanced Micro Devices, Inc. from 1984 to 1987. Since 2008, Mr. Padval has served on the board of directors of Integrated Device Technology, Inc. Mr. Padval also previously served on the board of directors of Silicon Image, Inc., Monolithic Power Systems, Inc., Elantec Semiconductor, Inc., C-Cube and Entropic Communications, Inc. Mr. Padval holds Master of Science degrees from Stanford University and Pennsylvania State University and a Bachelors of Technology from Indian Institute of Technology, Bombay. Mr. Padval is located in the United States.

Mr. Padval’s qualifications to serve on our Board include his over 30 years of senior leadership experience in the semiconductor industry. Our Board particularly values Mr. Padval’s extensive engineering and product marketing experience.

David Perlmutter has served as a member of our Board since May 2014 and chairs our technology, strategy and M&A committee. Since March 15, 2016, Mr. Perlmutter has also served as a managing general partner of Eucalyptus Growth Capital, focusing on investing in Israeli Hi Tech growth start-ups. Mr. Perlmutter previously served, since 2009 and until February 2014, as an executive vice president, general manager of Intel’s Architecture Group and chief product officer of Intel. During this period, Mr. Perlmutter was responsible for the business and development of Intel’s platform solutions for all computing and communication segments including datacenters, desktops, laptops, handhelds, embedded devices, and computer electronics. Prior to that period, Mr. Perlmutter served at Intel for 29 years, during which he held various management positions and was instrumental in developing several major products at Intel. Since April 2014, Mr. Perlmutter has served as a board member of several private technology companies, including Stratoscale Ltd., a virtualization technology company, OptimaTest Ltd., a security and investigations company, and Kili Technology Corporation, a silicon, electronic and software design company. He also currently chairs two nonprofit organizations, The Israel Innovation Institute, and Mishelanu—Strengthening Jewish and Israeli Identity of 2nd Generation Israelis in the US, and has been a member of the Board of Governors of Technion since January 2005. Mr. Perlmutter holds patents on branch target buffers and multiprocessing cache coherency protocols. In addition, he received an award for innovation in industrial development from the Israeli president in 1987 for the development of the i387 math coprocessor and was elected as a Fellow of the Institute of Electronics and Electrical Engineers in 2008 for his contributions to the mobile computer industry. Mr. Perlmutter graduated from the Technion, with a B.Sc. in Electrical Engineering. Mr. Perlmutter is located in Israel.

Mr. Perlmutter’s qualifications to serve on our Board include his executive experience in the software and technology industries. Our Board particularly values the significant knowledge he has acquired from executive leadership roles at Intel.

Thomas Riordan has served as a member of our Board since May 2007. Mr. Riordan previously served as a member of our Board from February 2003 to February 2005. Currently, Mr. Riordan serves as a consultant to several technology companies using RISC-V open instruction set architecture and, since June 2013, has been a member of the computer science faculty of Foothill College in Los Altos, CA, teaching computer architecture. Mr. Riordan served as the executive vice president and chief operating officer of Mosys, Inc., a semiconductor company, from April 2011 to April 2017. Prior to joining Mosys, Mr. Riordan was the CEO of Exclara, Inc., a semiconductor company, from August 2006 until March 2011. Prior to Exclara, from January 2005 until July 2006, Mr. Riordan was an entrepreneur-in-residence at Bessemer Venture Partners, an investment fund. From August 2000 to December 2004, Mr. Riordan was vice president of the microprocessor division of PMC-Sierra, Inc. (“PMC”), a semiconductor company. From August 1991 to August 2000, Mr. Riordan was CEO, president and a member of the board of directors of Quantum Effect Devices, Inc., a semiconductor design company that Mr. Riordan co-founded and was purchased by PMC. From February 1985 to June 1991, Mr. Riordan served in various design and managerial roles, most recently as director of research and development at MIPS Computer Systems, Inc., a semiconductor design company. From March 1983 to January 1985, Mr. Riordan served as a design engineer at Weitek Corporation, a semiconductor company. From October 1979 to February 1983, Mr. Riordan was a design engineer at Intel. Mr. Riordan holds a Bachelor of Science degree in Electrical Engineering from Florida Technological University and a Master of Science degree in Electrical Engineering as well as a Bachelor of Arts degree in Government from the University of Central Florida and has done post-graduate work in Electrical Engineering at Stanford University. Mr. Riordan served as a member of the board of directors of PLX Technology, Inc., a semiconductor and software company, from November 2004 until its acquisition by Avago Technologies Ltd. in August 2014. Mr. Riordan also serves on the boards of directors of several private companies. Mr. Riordan is located in the United States.

Mr. Riordan’s qualifications to serve on our Board include his extensive executive, management and board member experience in the semiconductor and technology industries. Our Board particularly values Mr. Riordan’s more than 30 years of experience as a developer, manager and executive in semiconductors and microprocessors.

Steve Sanghi has served as a member of our Board since February 2018. He has also served as the President of Microchip since August 1990, the CEO of Microchip since October 1991 and the chairman of the board of directors of Microchip since October 1993. Prior to joining Microchip, Mr. Sanghi served as vice president of operations at Waferscale Integration, Inc., a semiconductor company, from 1988 to 1990. Mr. Sanghi served at Intel Corporation from 1978 to 1988, where he held various positions in management and engineering, including serving as general manager of programmable memory operations. Mr. Sanghi currently serves on the board of directors of Myomo, Inc., a biotechnology company. Mr. Sanghi previously served on the boards of directors of Hittite Microwave Corporation from 2013 until its sale in 2014 and Xyratex, Ltd. from 2004 until its sale in 2014. Mr. Sanghi was also a member of the board of FIRST® (For Inspiration and Recognition of Science and

Technology) Robotics, a non-profit company formed to inspire young students in the vital areas of Science, Technology, Engineering and Math from 2007 to 2016. Mr. Sanghi has won numerous industry awards, including “Executive of the Year” by Electronic Engineering Times in 2010 and 2016. He also won the “Arizona Entrepreneur of the Year” award by Ernst and Young in 1994. Mr. Sanghi holds a Master of Science degree in Electrical and Computer Engineering from the University of Massachusetts, and a Bachelor of Science degree in Electronics and Communication from Punjab University, India. Mr. Sanghi is located in the United States.

Mr. Sanghi’s qualifications to serve on our Board include over 30 years of operations and senior management experience, leading large-scale organizations and teams in the semiconductor industry. Our Board particularly values Mr. Sanghi’s decades of experience as the president, CEO and chairman of the board of directors of Microchip.

Thomas Weatherford has served as a member of our Board since November 2005. From August 1997 until his retirement in January 2003, Mr. Weatherford served as executive vice president and chief financial officer of Business Objects SA, a provider of business intelligence software. Mr. Weatherford also serves on the board of directors of Guidewire Software, Inc., an insurance technology company. Mr. Weatherford also previously served on the board of directors of Spansion Inc., a provider of flash memory products from May 2010 until its merger with Cypress in March 2015, Tesco Corporation, a global provider of technology-based solutions to the upstream energy industry, from May 2004 to May 2013 and several privately held companies. Mr. Weatherford has also served on an SEC advisory committee on accounting standards. Mr. Weatherford holds a Bachelor of Business Administration from the University of Houston. Mr. Weatherford is located in the United States.

Mr. Weatherford’s qualifications to serve on our Board include his accounting and financial expertise, experience in the semiconductor and technology industries and service on the boards of directors of several companies. Our Board particularly values Mr. Weatherford’s experience on public company audit committees and overseeing the preparation of financial statements, as well as his familiarity with accounting standards.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting:

Starboard Director Nominees

On January 17, 2018, Starboard delivered a notice to Mellanox nominating nine individuals for election to the Board at the Annual General Meeting and on March 7, 2018 filed a preliminary proxy statement with the SEC to solicit proxies for election of its director nominees at the Annual General Meeting. If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting, each Starboard Nominee will be required to consent to (i) be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting, and (ii) the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the Annual General Meeting. Starboard will also be required to deliver to the Company the information specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Exchange Act with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee. Such consents and information must be delivered to the Company by the later of (i) sixty (60) days prior to the Annual General Meeting and (ii) ten (10) days following the meeting date of the Extraordinary General Meeting if the Universal Proxy Card Proposal is approved by the shareholders of the Company, which later date is June 2, 2018. [This preliminary proxy statement cannot list the Starboard Nominees until Mellanox has received their consent to be named as a nominee for election as a director of the Company as outlined above. This preliminary proxy statement includes anonymous shareholder nominees which will be updated to reflect the Starboard Nominees following receipt of required consents and additional information with respect to each of the Starboard Nominees.]

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Each of the Starboard Nominees has consented to being named as a director nominee for election to the Board in any proxy statement or proxy card relating to the Annual General Meeting, including any proxy statement or proxy card distributed by Mellanox, and to serve if elected.]

The Starboard Nominees are NOT endorsed by the Board. The Board urges that you vote “FOR” ALL of the Mellanox nominees using the enclosed WHITE proxy card. The Board urges you NOT to sign or return the blue proxy card sent to you by Starboard and to disregard any blue proxy card and proxy solicitation materials that may be sent to you by Starboard.

Any information contained in this proxy statement regarding the Starboard Nominees is based on information provided by Starboard to the Company as specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Exchange Act with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee, and is subject to the receipt of such information and consents provided by each Starboard Nominee to the Company (i) to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting and (ii) to the disclosure and use by the Company of such information. We have not verified the accuracy of such information.

The following table sets forth the name, age and present principal occupation of each of the Starboard Nominees.

Name	Age	Principal Occupation
Starboard Nominee #1
Starboard Nominee #2
Starboard Nominee #3
Starboard Nominee #4
Starboard Nominee #5
Starboard Nominee #6
Starboard Nominee #7
Starboard Nominee #8
Starboard Nominee #9

Starboard Nominee #1

Starboard Nominee #2

Starboard Nominee #3

Starboard Nominee #4

Starboard Nominee #5

Starboard Nominee #6

Starboard Nominee #7

Starboard Nominee #8

Starboard Nominee #9]

Recommendation of the Board

[IF THE UNIVERSAL PROXY CARD PROPOSAL IS APPROVED AT THE EXTRAORDINARY GENERAL MEETING: THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MELLANOX NOMINEES USING THE ENCLOSED WHITE PROXY CARD AND THAT YOU NOT VOTE FOR ANY OF THE STARBOARD NOMINEES.]

[IF THE UNIVERSAL PROXY CARD PROPOSAL IS NOT APPROVED AT THE EXTRAORDINARY GENERAL MEETING: THE BOARD RECOMMENDS THAT YOU VOTE “FOR” ALL OF THE MELLANOX NOMINEES USING THE ENCLOSED WHITE PROXY CARD.]

Your vote is very important.

Starboard has notified Mellanox that it plans to nominate nine individuals for election to the Board at the Annual General Meeting. As a result, you may receive solicitation materials, including a blue proxy card, from Starboard seeking your proxy. Our Board does NOT endorse any Starboard Nominee. WE URGE YOU NOT TO RETURN ANY BLUE PROXY CARD SENT TO YOU BY STARBOARD, EVEN AS A PROTEST VOTE.

If you have additional questions about the election of directors, this proxy statement or the Annual General Meeting, or if you need assistance voting your shares, please contact:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor,

New York, New York 10018

+1-212-929-5500

mlnxproxy@mackenziepartners.com

PROPOSAL TWO—APPROVAL OF 2018 PERFORMANCE-BASED CASH INCENTIVE AWARD TO

EYAL WALDMAN

Under Israeli law, any arrangement between a public company and its CEO as to the terms of service of the CEO requires the approval of the compensation committee, board of directors and holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon, provided that the Personal Interest Condition is met, and provided that such arrangement is in compliance with the Company’s Compensation Philosophy (as defined below), as in our case.

In order to provide performance-based compensation to Mr. Waldman consistent with our compensation objectives, each of our compensation committee and our Board, subject to the approval of our shareholders at this meeting, has approved a performance-based cash incentive award under the company’s annual cash bonus program to Mr. Waldman that may only be earned based on the Company’s 2018 performance (the “2018 Incentive Award”). Our compensation committee and our Board approved the structure of the 2018 Incentive Award following review of a competitive market analysis performed by Radford, an independent compensation consultant, in February 2018. According to the analysis, as compared to the companies in Radford’s 2018 Global Technology Survey, Mr. Waldman’s total target cash compensation (based on Mr. Waldman’s salary and annual bonus paid in 2017) was below the 25th percentile. Our compensation committee and Board have historically approved annual bonuses to Mr. Waldman following overall consideration of the Company’s achievement of revenue and earnings per share (“EPS”), as well as certain other strategic goals for the preceding fiscal year. The 2018 Incentive Award is intended to bring Mr. Waldman’s total cash compensation closer to the market median and to establish a formula-based payout based on pre-established specific revenue and EPS performance targets and achievement levels, consistent with market practices.

The 2018 Incentive Award will be targeted at 100% of Mr. Waldman’s base salary (with a maximum payment of 150%), and achievement will be measured in 2019 based on the Company’s achievement of revenue and EPS goals for fiscal 2018, each weighted 50%, as determined by our compensation committee and approved by our Board.

The WHITE proxy card provides that you may indicate whether or not you have a Personal Interest with regards to Proposal Two by voting on Proposal #2a. A selection of “FOR” confirms that you DO NOT HAVE a Personal Interest and a selection of “AGAINST” confirms that you DO HAVE a Personal Interest. Failure to make a selection will be deemed a confirmation that you DO NOT HAVE a Personal Interest.

If you indicate that you DO HAVE a Personal Interest with regards to this Proposal Two, your vote will NOT be counted with respect to the Personal Interest Condition of this Proposal Two.

You may vote either “FOR” or “AGAINST” this Proposal Two, or you may abstain by voting on the WHITE proxy card on Proposal #2b.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE GRANT TO EYAL WALDMAN OF THE 2018 PERFORMANCE-BASED CASH INCENTIVE AWARD AS DESCRIBED IN THIS PROPOSAL TWO.

PROPOSAL THREE—APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS TO EYAL WALDMAN

Under Israeli law, any arrangement between a public company and its CEO as to the terms of service of the CEO of a public company require the approval of the compensation committee, board of directors and holders of a majority of the voting power represented at the general meeting in person or by proxy or written ballot and voting thereon, provided that the Personal Interest Condition is met, and provided that such arrangement is in compliance with the Company’s Compensation Philosophy, as in our case. Following the approval of our compensation committee, our Board has approved 36,000 restricted share units and 36,000 performance share units (which number can result in the issuance of up to 63,000 ordinary shares for over achievement performance) for grant to Eyal Waldman, our CEO, which will be granted from the share pool reserved for future issuance under our Third Restated Plan if approved by our shareholders, in accordance with the terms described below.

While we have historically made our annual grants in the form of time-vesting restricted share units, our compensation committee and our Board approved the grant of the restricted share units and the performance share units following review of a competitive analysis performed by Radford in February 2018. The analysis showed that 67% of the Company’s peers used performance-based equity in their most recent fiscal year, generally granting approximately 33% to 75% of the total annual award in the form of performance-based equity. In approving the design of the performance share units, our compensation committee and Board also considered broader semiconductor industry market practices, including that over 90% of the top semiconductor companies with revenues over $500 million utilize performance-based equity, with approximately one-third of the companies using operating metrics, one-third of the companies using relative market metrics and one-third using a combination of the two. Of such companies using performance-based equity, revenue-based and operating income metrics were the most common operational metrics, and relative total stockholder return was the most common market metric. Other widely prevalent design elements for such companies include maximum payouts at approximately 200% of target and three year performance periods. The annual equity grant to Mr. Waldman described in this proposal is intended to further incent Mr. Waldman’s performance by tying vesting to operational and market performance goals and to align with market practices in doing so. Based on the competitive market analysis performed by Radford, an independent compensation consultant, in February 2018, the grant amount is intended to result in a total direct compensation level for Mr. Waldman for 2018 that approximates the 50th percentile of the market, consisting of companies in Radford’s 2018 Global Technology Survey.

If approved by shareholders, the restricted share units will vest at the rate of one-fourth (1/4th) of the original number of ordinary shares on August 1, 2019, and the remaining thereafter at the rate of one-sixteenth (1/16th) of the original number of shares on the first day of each quarterly period of November, February, May and August commencing November 1, 2019, with the last one-sixteenth (1/16th) of the original number of shares vesting on August 1, 2022, so long as Mr. Waldman continues to provide services to the Company.

The performance share units will vest and be earned based on the Company’s achievement of relative total shareholder return and average net operating margin over a three-year performance period commencing on January 1, 2018 and ending on December 31, 2020, subject to Mr. Waldman’s continued service to the Company through the end of the performance period. 9,000 of the target number of performance share units will be earned based on the Company’s total shareholder return as compared to the Philadelphia semiconductor index over the three-year performance period (“Relative TSR”), with threshold, target and maximum payouts subject to attainment of the 25th, 50th and 75th percentiles. 27,000 of the target number of performance share units will be earned based on the Company’s average annual net operating margin over the three-year performance period based on targets determined by our compensation committee and as approved by our Board (“Average Net Operating Margin”). Achievement at threshold, target and maximum will result in 50%, 100% and 175% of the applicable number of performance share units being earned, respectively, which number of ordinary shares shall be issuable to Mr. Waldman. No shares will be issuable for below threshold performance for each applicable metric. Average Net Operating Margin performance between threshold and target or target and maximum will be determined by linear interpolation. The number of ordinary shares issuable in respect of the performance share units will be capped at 63,000 shares (175% of the target number of performance share units).

In the event of a change in control (as defined in our Third Restated Plan) during the three-year performance period, the number of shares that become issuable upon the applicable vesting date (described below) will be based on the greater of (i) target performance (representing 36,000 shares) or (ii) actual performance as of the change in control. If the successor or surviving entity assumes the performance share units, the performance share units shall remain outstanding and eligible to vest following the end of the performance period subject to Mr. Waldman’s continued service through such date; provided that if Mr. Waldman’s employment with our Company is terminated without cause or if he is constructively terminated, in each case, during the 12-month period following the change in control, the performance share units shall vest in full upon such termination. If the successor or surviving entity does not assume the performance share units, the performance share units shall vest in full upon such change in control. Under our Third Restated Plan, a change in control includes if a majority of the members of the Board were replaced with individuals whose nomination or election was not approved by at least 2/3rds of the directors currently in office. In such event, the number of shares that shall become issuable upon the applicable vesting date will be the greater of (i) target performance (representing 36,000 shares) or (ii) actual performance as of the change in control.

The WHITE proxy card provides that you may indicate whether or not you have a Personal Interest with regards to Proposal Three by voting on Proposal #3a. A selection of “FOR” confirms that you DO NOT HAVE a Personal Interest and a selection of “AGAINST” confirms that you DO HAVE a Personal Interest. Failure to make a selection will be deemed a confirmation that you DO NOT HAVE a Personal Interest.

If you indicate that you DO HAVE a Personal Interest with regards to this Proposal Three, your vote will NOT be counted with respect to the Personal Interest Condition of this Proposal Three.

You may vote either “FOR” or “AGAINST” this Proposal Three, or you may abstain by voting on the WHITE proxy card on Proposal #3b.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL OF THE COMPENSATION COMMITTEE, APPROVED AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE GRANT OF RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS TO EYAL WALDMAN, AS DESCRIBED IN THIS PROPOSAL THREE.

PROPOSAL FOUR—ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS (“SAY-ON-PAY VOTE”) AS DISCLOSED IN THE

COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND

NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our shareholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

Summary

As required pursuant to Section 14A of the Exchange Act, we are asking our shareholders to provide advisory approval of the compensation of our named executive officers, as defined in the “Compensation Discussion and Analysis” section below, as such compensation is described in such section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders. The following is a summary of the primary components of our named executive officer compensation. We urge our shareholders to review the “Compensation Discussion and Analysis” section of this proxy statement and executive-related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual named executive officer reflects many inputs, including our CEO’s assessment of the named executive officer’s performance, the level of responsibility the named executive officer bears and competitive pay levels based on salaries paid to employees with similar roles and responsibilities based on market and/or geographical data.

Another component of our compensation program is annual cash bonuses. We typically fund our Company-wide annual cash bonus program with 10% of our operating income on the basis of non-GAAP operating income with the bonus awards to individual named executive officers for their performance during 2017 being determined by the compensation committee based on inputs from our CEO and the Company’s Compensation Philosophy Statement, approved by our shareholders at the 2016 annual general meeting on May 9, 2016 (the “Compensation Philosophy”). For 2017, the total profit sharing pool was $13.2 million and represented 10% of our non-GAAP operating income excluding bonus expenses. Our compensation committee did not award bonuses for services performed in 2017 to our CEO and our CFO, and our other named executive officers were awarded bonuses of 8% and 18% of their 2017 base salaries, reflecting the committee’s assessment of Company and individual performance, among other factors.

For 2018, Mr. Waldman’s performance-based cash incentive award, which is subject to shareholder approval at this meeting, will only be earned based on the achievement of pre-established revenue and EPS objectives for fiscal 2018, each weighted 50%, as described more fully under Proposal Two.

The third component of our compensation program is equity awards. We grant restricted share units to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. We also believe that restricted share unit grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by rewarding executives for creating shareholder value over the long-term. For 2018, a portion of Mr. Waldman’s equity award, which is subject to shareholder approval at this meeting, consists of performance share units, as described more fully under Proposal Three.

To further align our named executive officer’s interests with shareholders, we maintain a share ownership policy that requires each of our named executive officers to retain at least three times his base salary within five years of the effective date of the share ownership policy and, in 2017, we adopted a holding requirement should the individuals not meet their individual ownership targets by the effective date applicable to each officer. Currently, each named executive officer is on track to meet his share ownership requirements.

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or the Board. The Board believes that the information provided above and within the “Compensation Discussion and Analysis” section and compensation tables included in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for our short-term, mid-term and long-term performance, and is structured to motivate the Company’s named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders.

We therefore propose that at the Annual General Meeting, the following resolution be adopted:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” section, compensation tables and narrative discussion is hereby APPROVED.”

The Board has adopted a policy providing for an annual say-on-pay advisory vote. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, the next say-on-pay advisory vote will be held at the 2019 annual general meeting.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THE COMPENSATION DISCUSSION AND ANALYSIS, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT, AS DESCRIBED IN THIS PROPOSAL FOUR.

PROPOSAL FIVE—APPROVAL OF THE MELLANOX TECHNOLOGIES, LTD. THIRD

AMENDED AND RESTATED GLOBAL SHARE OPTION INCENTIVE PLAN (2006)

We are asking our shareholders to approve the Mellanox Technologies, Ltd. Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”), which constitutes an amendment and restatement of the Mellanox Technologies, Ltd. Second Amended and Restated Global Share Incentive Plan (2006) and its appendices (the “Second Restated Plan”). The approval by our shareholders of the Third Restated Plan is recommended by the compensation committee and the Board to make certain changes in plan features and to increase the number of authorized shares.

Employees and consultants of the Company and its affiliates and members of the Board are eligible to receive equity awards under the Third Restated Plan. The Third Restated Plan provides for the award of options, restricted shares, restricted share units, performance share units and other equity-based awards.

We depend on the performance and commitment of our employees to succeed. The use of equity-based long-term incentives assists us in attracting, retaining, motivating and rewarding talented employees. Providing equity awards creates long-term participation in Mellanox and aligns the interests of our employees and our non-employee directors with the interests of our shareholders. The use of equity awards as compensation also allows us to conserve cash resources for other important purposes.

The Third Restated Plan increases the ordinary shares reserved for issuance under the Second Restated Plan by an additional 2,077,000 shares to 4,467,000 shares plus any shares subject to issued and outstanding awards under certain of the Company’s prior equity plans that expire, are cancelled or otherwise terminate after March 14, 2016, the effective date of the first amendment and restatement of the Global Share Incentive Plan (2006). No shares are available for issuance under the Company’s other equity incentive plans.

The Third Restated Plan also implements certain additional amendments, including specifically providing for the grant of performance share units.

Approval of the Third Restated Plan will allow us to continue to use equity-based long-term incentives to attract, retain and motivate key talent. Additionally, to further align our named executive officers’ and directors’ interests with the interests of our shareholders, in February 2015 we adopted the Executive Officer and Director Share Ownership Policy and amended the same on January 31, 2017 to include holding requirements. For more information on our share ownership and holding requirements, please see related disclosures in our “Corporate Governance and Board of Directors Matters” and “Compensation Discussion and Analysis” sections of this proxy statement.

Key Features of the Third Restated Plan

As under the Second Restated Plan, the Third Restated Plan continues to reflect a broad range of compensation and governance best practices, including the following key features:

•	No Liberal Share Recycling on Awards. Under the Third Restated Plan, any shares tendered or withheld to satisfy the tax withholding obligation for an award may not be added back to the share reserve.

•	One-Year Minimum Vesting Requirement. The Third Restated Plan includes a minimum vesting requirement of one-year on all awards, subject to certain limited exceptions.

•	No Dividends Paid on Unvested Awards. Under the Third Restated Plan, dividends shall only be paid out to the extent an award vests.

•

No Increase to Share Reserve Available for Issuance without Shareholder Approval. The Third Restated Plan requires us to seek shareholder approval of any amendment that increases the total number of shares that may be issued under the Third Restated Plan (other than adjustments in connection with certain corporate reorganizations and other events).

•

No Single-Trigger Vesting Acceleration of Awards. The Third Restated Plan does not provide for single-trigger accelerated vesting provisions for changes in control unless awards are not assumed or substituted by the surviving entity.

•

No Repricing of Awards. Under the Third Restated Plan, awards may not be repriced, replaced or regranted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

Background on Share Reserve

The Board has determined to increase the share reserve of the Third Restated Plan by an additional 2,077,000 shares to 4,467,000 shares plus any shares subject to issued and outstanding awards under certain of the Company’s prior equity plans that expire, are cancelled or otherwise terminate after March 14, 2016. The Board determined that this share reserve was appropriate in light of the polices of proxy advisory firms, which consider the costs of the plan.

The following information summarizes the Company’s activity under all of its equity incentive plans as of March 31, 2018:

•	Options covering 995,400 ordinary shares, with a weighted average exercise price of $39.91 and a weighted average remaining term of 2.79 years remained outstanding;

•	Unvested restricted share units covering 2,974,995 ordinary shares were outstanding; and

•	927,634 shares remained available for grant under the Second Restated Plan and no other shares were available for issuance under our prior plans.

As of March 31, 2018, the Company had 52,159,490 ordinary shares outstanding.

In addition, the following summarizes key equity metrics regarding all of our equity incentive plans:

•

In 2017, 2016 and 2015, we granted a total of approximately 1,844,350, 2,056,902, and 1,353,095 shares, respectively, under our equity incentive plans. This level of equity awards represents a three-year simple average burn rate of 3.1% of fully diluted common shares outstanding.

•

In 2017, 2016 and 2015, our end of year overhang rate, calculated by dividing (i) the number of shares remaining available for issuance under our equity plans by (ii) the number of our shares outstanding at the end of the fiscal year, was 1.5%, 1.1%, and 2.9%, respectively.

•

If the Third Restated Plan is approved, the additional 2,077,000 ordinary shares newly reserved under the Third Restated Plan, in addition to the shares remaining available for issuance under all of the Company’s equity incentive plans as of March 31, 2018, will represent an overhang rate of 5.8%, based on the number of our ordinary shares outstanding as of March 31, 2018.

Shareholder Approval Requirement

Shareholder approval of the Third Restated Plan is necessary in order for us to meet The NASDAQ Stock Market (“NASDAQ”) shareholder approval requirements. If shareholders do not approve this Proposal Five, the Second Restated Plan will continue in full force and effect subject to the limitations set forth in the Second Restated Plan.

Material Terms of the Third Restated Plan

A summary of the principal provisions of the Third Restated Plan is set forth below. The summary is qualified by reference to the full text of the Third Restated Plan, which is attached as Appendix C to this proxy statement.

Administration

The Board may administer the Third Restated Plan or it may delegate authority to administer the plan to a committee of board members, subject to the relevant provisions of the Companies Law. The Third Restated Plan is administered jointly by the Board and a committee consisting of two or more members of the Board, each of whom is an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3(b)(3) of the Exchange Act, to the extent necessary to comply with Section 162(m) of the Code or Rule 16b-3 of the Exchange Act. Subject to the relevant provisions of the Companies Law, the plan administrator shall have full authority to determine eligible participants in the Third Restated Plan, the number of ordinary shares or options to be awarded, as well as the time of grant, vesting schedule and any acceleration and form of the awards. The Board conducts general administration of the Third Restated Plan with respect to awards granted to non-employee members of the Board.

Eligibility

Employees, officers, consultants and non-employee directors of Mellanox or any of our affiliates are eligible to receive awards under the Third Restated Plan. As of March 31, 2018, we had approximately 2,460 employees, 95 consultants and 10 non-employee directors who were eligible to receive awards under the Third Restated Plan. The applicable plan administrator determines which of our employees, office holders, consultants and non-employee directors will be granted awards. No person is entitled to participate in the Third Restated Plan as a matter of right nor does any such participation constitute assurance of continued employment or service on the Board. Only those who are selected to receive grants by the plan administrator may participate in the Third Restated Plan.

Shares Subject to the Third Restated Plan

Under the Third Restated Plan, the total number of ordinary shares reserved for issuance equals the sum of: (i) 4,467,000 and (ii) any shares which as of March 14, 2016 are subject to awards outstanding under the Prior Plans (as defined below) that expire, are cancelled or otherwise terminate following such effective date. The maximum aggregate number of shares that may be issued pursuant to awards, including pursuant to incentive stock options (as defined in Section 422 of the Code) (“ISOs”), under the Third Restated Plan is 10,517,000 shares.

As of March 14, 2016, the Company ceased granting awards under each other equity incentive plan in effect, including the 1999 United States Equity Incentive Plan, the 1999 Israeli Share Option Plan, the 2003 Israeli Share Option Plan, the Voltaire Ltd. 2007 Incentive Compensation Plan, the Voltaire Ltd. Section 102 Stock Option/Stock Purchase Plan, the Voltaire, Ltd. 2001 Section 102 Stock Option/Stock Purchase Plan, the Voltaire Ltd. 2001 Stock Option Plan the Kotura, Inc. Second Amended and Restated 2003 Stock Plan, the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the Global Share Incentive Assumption Plan (2010), EZchip Semiconductor Ltd. 2003 Amended and Restated Equity Incentive Plan, the EZchip Semiconductor Ltd. 2007 U.S. Equity Incentive Plan, and the Amended and Restated EZchip Semiconductor Ltd. 2009 Equity Incentive Plan (collectively, the “Prior Plans”).

Shares subject to an award under the Third Restated Plan that terminate, expire or otherwise lapse are made available for issuance again under the Third Restated Plan. The following shares will not be added to the shares available for issuance under the Third Restated Plan: (i) shares tendered or withheld in payment of the exercise price of options; (ii) shares tendered or withheld to satisfy any tax withholding obligation with respect to any award; and (iii) shares purchased on the open market with the cash proceeds from the exercise of options. Any shares repurchased by the Company at the same price paid by the participant so that such shares are returned to the Company shall again be available for awards. To the extent permitted under applicable law, shares issued in assumption of, or in substitution for, any outstanding awards previously granted by an entity in connection with a corporate transaction will not be counted against the shares available for issuance under the Third Restated Plan.

The maximum number of shares that may be subject to one or more awards granted to any person pursuant to the Third Restated Plan during any calendar year is 4,000,000. In addition, the grant date fair value of awards granted to a non-employee director during any calendar year shall not exceed $500,000. On March 29, 2018, the closing price of our ordinary shares on NASDAQ was $72.85 per share.

Awards granted under the Third Restated Plan shall vest no earlier than the first anniversary of the date the award is granted; provided, that awards that result in the issuance of an aggregate of up to 5% of the shares available under the Third Restated Plan may be granted without respect to such minimum vesting provisions. For purposes of awards to non-employee directors, a vesting period will be deemed to be one year if it runs from the date of one annual general meeting to the next annual general meeting. In addition, an award may provide that such minimum vesting restrictions may lapse or be waived upon a participant’s termination of status as a service provider.

In addition, dividends which are paid in respect of any shares underlying an award prior to the vesting of such award shall only be paid out to the extent that the vesting conditions are subsequently satisfied and the award vests.

Awards

The Third Restated Plan provides for grants of share options, restricted shares, restricted share units, performance share units and other equity-based awards.

Options. Share options, including ISOs, nonqualified share options and options granted pursuant to Section 102(b)(3) of the Israeli Income Tax Ordinance (New Version) 1961, may be granted pursuant to the Third Restated Plan. The term of options granted under the Third Restated Plan may not exceed seven years. In the case of ISOs that are granted to persons who own more than 10% of the total combined voting power of the Company, our subsidiaries or our parent at the time of grant, the term of the ISOs cannot exceed five years. The exercise price of an option is determined by the plan administrator at the time of grant, but may not be less than 100% of the fair market value per share of the underlying ordinary shares at the time of grant. ISOs granted to persons who own more than 10% of the total combined voting power of Mellanox, our subsidiaries or our parent on the grant date must have a per share exercise price of no less than 110% of the fair market value per share of the underlying ordinary shares at the time of grant of the ISO.

Restricted Shares. Restricted share awards may be granted pursuant to the Third Restated Plan including pursuant to Section 102(b) (3) of the Israeli Income Tax Ordinance (New Version) 1961. Participants who are granted restricted share awards generally have all of the rights of a shareholder with respect to such shares, but such shares are subject to restrictions on transferability and other restrictions the plan administrator may impose. Such restrictions may lapse in accordance with a vesting schedule or upon such circumstances as determined by the plan administrator. Any unvested ordinary shares subject to restricted share awards are generally forfeited upon termination of employment, unless the Board provides otherwise.

Restricted Share Units. Restricted share units may be granted pursuant to the Third Restated Plan. Restricted share units may be subject to vesting conditions determined by the plan administrator and will entitle the participant to one unrestricted ordinary share following vesting and maturity. Awards of restricted share units will be subject to such terms and conditions as determined by the plan administrator.

Performance Share Units. Performance share units may be granted pursuant to the Third Restated Plan. Performance share units may be subject to vesting conditions determined by the plan administrator and will entitle the participant to such number of unrestricted ordinary shares determined pursuant to the applicable terms and conditions of the award following vesting and maturity. Awards of performance share units will be subject to such terms and conditions as determined by the plan administrator.

Other Equity-based Awards. Other equity-based awards may be granted pursuant to the Third Restated Plan. Such awards are any rights that relate to or are valued by reference to the ordinary shares of the Company that are not otherwise described by the terms of the Third Restated Plan. Other equity-based awards will be subject to such terms and conditions as determined by the plan administrator.

Transferability of Awards; Repricing

Except as may be permitted under an applicable appendix to the Third Restated Plan, no option or other award may be transferred other than by will or by the laws of descent and distribution, and during the participant’s lifetime an option may be exercised only by such participant. Furthermore, except as may be permitted under an applicable appendix to the Third Restated Plan, shares for which full payment has not been made cannot be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution.

The plan administrator cannot, without the approval of the shareholders of the Company, authorize the amendment of any outstanding option to reduce its price per share, or cancel any option in exchange for cash or another award when the option price per share exceeds the fair market value of the underlying ordinary shares.

Adjustments to Awards

In the event of an equity restructuring of the Company, which is a non-reciprocal transaction between the Company and its shareholders such as a share dividend, share split, spin-off, rights offering or certain recapitalizations, that affects our ordinary shares or the share price of our ordinary shares and causes a change in the per share value of the ordinary shares underlying outstanding awards, the number and type of securities subject to each outstanding award and the exercise or grant price of the award will be proportionately adjusted, and the plan administrator will make such proportionate adjustments as the plan administrator deems appropriate to reflect the equity restructuring with respect to the aggregate number and type of securities that may be issued under the Third Restated Plan.

In the event of any dividend, distribution, reorganization, repurchase, exchange of ordinary shares, or other change in the corporate structure of the Company affecting the ordinary shares (other than an equity restructuring of the Company), the plan administrator shall appropriately adjust in its discretion the aggregate number and kind of shares that may be issued under the Third Restated Plan and the terms and conditions of any outstanding awards in order to prevent dilution or enlargement of benefits intended to be made available under the Third Restated Plan.

In addition, the plan administrator has broad discretion to take action under the Third Restated Plan in the event of any of the corporate events described above or any other unusual or nonrecurring transactions, including to provide for: the termination of outstanding awards in exchange for cash or another award, the assumption or substitution of the award by a successor, adjustments in the number and type of shares subject to outstanding awards and the acceleration of outstanding awards.

Effect of a Change in Control

In the event of a change in control of the Company, each outstanding award will be assumed or substituted by the successor corporation. If the successor corporation in a change in control refuses to assume or substitute an outstanding award (in cases where the Company is not the successor entity), the award will vest in full. In the event of a change in control resulting from a change in a majority of the members of the Board with individuals whose nomination or election was not approved by at least 2/3rds of the directors currently in office, each outstanding award will not be subject to automatic accelerated vesting because the Company will be the successor entity. For more information see “Certain Effects of Starboard’s Solicitation” above.

Amendment and Termination

The Board (or a duly authorized committee thereof) has the authority to amend the Third Restated Plan, subject to shareholder approval as required under the Third Restated Plan, including as required by applicable law, stock exchange or other regulatory rules. However, no amendment of the Third Restated Plan may reduce the rights under awards already granted to a participant without the consent of the affected participant. The Third Restated Plan will expire on February 14, 2027.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of the material U.S. federal income tax consequences to participants in the Third Restated Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as foreign, state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a participant’s personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options. A participant to whom ISOs are granted will not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the ordinary shares received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If ordinary shares acquired upon exercise of an ISO are held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the ordinary shares will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the tax consequences described for nonqualified share options will apply.

Nonqualified Stock Options. For U.S. federal income tax purposes, if a participant is granted nonqualified stock options under the Third Restated Plan, the participant will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of nonqualified stock options, the participant will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of an ordinary share on the date each such option is exercised. The participant’s basis for the ordinary shares for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the ordinary shares on the date the participant exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Restricted Shares, Restricted Share Units and Performance Share Units. A participant to whom restricted shares, restricted share units or performance share units are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted shares, an election is made by the participant under Section 83(b) of the Code. However, when restrictions on restricted shares lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted shares, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price, and we will be entitled to a deduction for the same amount. Similarly, when restricted share units or performance share units vest and the underlying ordinary shares are issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted share units or performance share units.

Other Equity-based Awards. A participant to whom other equity-based awards are issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction. When other-equity based awards are settled, whether in shares or cash, the participant generally will recognize ordinary income and we generally will be entitled to a corresponding deduction.

Section 409A. Certain types of awards under the Third Restated Plan, including restricted share units and performance share units, may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the Third Restated Plan and awards granted under the plan will be structured and interpreted to comply with, or be exempt from, Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the plan administrator, the Third Restated Plan and applicable award agreements may be amended without award holder consent to exempt the applicable awards from Section 409A of the Code or to comply with Section 409A.

New Plan Benefits

Except with respect to grants of (i) restricted share units that we expect will be awarded to non-employee directors serving on the Board following the date of the Annual General Meeting, (ii) the grant of 36,000 restricted share units and 36,000 performance share units (which can result in the issuance of up to 63,000 ordinary shares for over achievement of the performance objectives) to Mr. Waldman, subject to shareholder approval and (iii) the grant of annual awards of restricted share units to our employees, including the other named executive officers, which the compensation committee expects to grant following shareholder approval of the Third Restated Plan, each of which are shown in the table below, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the Third Restated Plan will be determined based on the available number of authorized shares and in the discretion of the plan administrator in the future. Except as set forth below, it is not possible to determine the benefits that will be received in the future by participants in the Third Restated Plan.

Name and Position (1)	Dollar Value of Restricted Share Units ($)	Restricted Share Units (#)	Dollar Value of Performance Share Units ($)	Maximum Number of Performance Share Units (#)
Eyal Waldman, President & Chief Executive Officer(2)	—	36,000	—	63,000
Jacob Shulman, Former Chief Financial Officer	—	—	—	—
Marc Sultzbaugh, Senior Vice President of Worldwide Sales	—	15,500	—	—
Michael Kagan, Chief Technology Officer	—	15,000	—	—
Executive Group	—	66,500	—	63,000
Non-Executive Director Group(3)	—	42,000	—	—
Non-Executive Officer Employee Group	—	109,500	—	—

(1)	Each award set forth herein is subject to shareholder approval of the Third Restated Plan.

(2)	The award of restricted share units and performance share units to Mr. Waldman is additionally subject to shareholder approval as set forth in Proposal Three of this proxy statement.

(3)

Following the date of the Annual General Meeting, each individual who continues to serve as a non-employee director will receive an award of 4,200 restricted share units, which will vest in equal monthly increments over the twelve months following such meeting and will be 100% vested on the 12-month anniversary of the grant date, subject to continued service as a non-employee director.

Awards Granted Under the Global Share Incentive Plan (2006) Since Inception

The table below sets forth summary information concerning the number of our ordinary shares subject to options, restricted shares and restricted share units granted to certain persons under the Global Share Incentive Plan (2006) as of March 31, 2018 since the plan’s inception date.

[This preliminary proxy statement includes anonymous shareholder nominees which will be updated to reflect the Starboard Nominees following receipt of required consents and additional information with respect to each of the Starboard Nominees.]

Name	Options	Weighted Average Exercise Price	Restricted Share Unit Awards
Named Executive Officers:
Eyal Waldman	180,550	11.43	554,000
Jacob Shulman	66,197	14.31	89,139
Marc Sultzbaugh	277,154	12.65	132,000
Michael Kagan	77,381	12.74	108,250

All current executive officers as a group	601,282	12.48	883,389

Current directors and director nominees:
Irwin Federman	34,284	15.24	38,200
Dov Baharav	50,000	24.19	28,200
Shai Cohen	86,691	13.20	93,700
Glenda Dorchak	57,142	13.66	33,200
Amal Johnson	22,856	13.65	38,200
Umesh Padval	—	—	4,200
David Perlmutter	50,000	32.64	13,200
Thomas Riordan	34,284	15.24	38,200
Steve Sanghi	—	—	4,200
Thomas Weatherford	34,284	15.24	38,200
[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting:
Starboard Nominee #1	—	—	—
Starboard Nominee #2	—	—	—
Starboard Nominee #3	—	—	—
Starboard Nominee #4	—	—	—
Starboard Nominee #5	—	—	—
Starboard Nominee #6	—	—	—
Starboard Nominee #7	—	—	—
Starboard Nominee #8	—	—	—
Starboard Nominee #9	—	—	—	]

All current directors who are not executive officers as a group	369,541		329,500

Each associate of any such directors, executive officers or nominees	—	—	—
Each other person who received or is to receive 5% of such options or rights	—	—	—
All non-executive officer employees as a group	6,958,505		6,496,380

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE THIRD AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006), AS DESCRIBED IN THIS PROPOSAL FIVE.

PROPOSAL SIX—APPROVAL OF CASH COMPENSATION AND THE VESTING OF ADDITIONAL RESTRICTED SHARE UNITS PREVIOUSLY GRANTED TO EACH OF STEVE SANGHI AND UMESH PADVAL

Under Israeli law, the terms of service of the members of the board of directors of a public company, including their remuneration, require the approval of the holders of a majority of the voting power represented in person or by proxy or written ballot and voting thereon at the first general meeting following the approval of the compensation committee and the board of directors, provided that such compensation is in compliance with the company’s compensation philosophy. Accordingly, the Company’s director compensation program for non-employee directors was most recently approved at the Company’s 2017 annual general meeting held on April 25, 2017 (the “Director Compensation Program”), and each director that is elected to the Board by our shareholders at a general meeting is entitled to the compensation set forth in the Director Compensation Program.

Unlike the other directors of our Board who were elected at the Company’s 2017 annual general meeting held on April 25, 2017, Messrs. Sanghi and Padval were appointed, in accordance with our Articles, by the Board (as opposed to by our shareholders at an annual general meeting) on February 20, 2018 to fill the two vacancies on our Board and to serve as directors until this Annual General Meeting. Under applicable Israeli law, Messrs. Sanghi and Padval are only entitled to compensation with respect to their services as directors according to the following conditions: (i) cash and equity compensation shall be made only for the period between the date of appointment until the first general meeting following such appointment; (ii) such cash and equity compensation must be consistent with the Company’s Compensation Philosophy; and (iii) either (1) such cash and equity compensation must not be more favorable than the remuneration paid to other directors that serve on the Board (taking into consideration the qualifications and positions on committees of each director); or (2) there is no substantial change in the engagement terms between the engagement of Messrs. Sanghi and Padval, on one hand, and other directors, on the other hand, taking into consideration all other circumstances, including scope of service.

The first general meeting of the Company following the appointment of Messrs. Sanghi and Padval to the Board is the Extraordinary General Meeting to be held on May 24, 2018. Since we do not intend to ask shareholders to approve compensation paid to each of Mr. Sanghi and Mr. Padval at the Extraordinary General Meeting, Messrs. Sanghi and Padval will not be compensated for their services as directors on our Board following the date of the Extraordinary General Meeting, May 24, 2018. Consequently, as of May 24, 2018, the vesting of each of Messrs. Sanghi’s and Padval’s restricted share units will cease, and each of Messrs. Sanghi and Padval will not be entitled to any additional cash compensation. However, since Messrs. Sanghi and Padval will continue to serve on the Board and to perform all their duties as directors of the Company following the Extraordinary General Meeting until the Annual General Meeting, our Board has approved, following the approval of the compensation committee, the vesting of previously granted restricted share units on the date of the Annual General Meeting and payment of cash compensation to Messrs. Sanghi and Padval as outlined below for their services to the Company as directors during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018, subject to approval of this Proposal Six by shareholders at the Annual General Meeting. Such restricted share units that will vest represent the number of restricted share units that would have vested in accordance with their original vesting schedules over the period between the Extraordinary General Meeting and the Annual General Meeting, and such cash compensation represents the portion of the annual cash retainer fee that would have been paid, in each case, based on Messrs. Sanghi’s and Padval’s continued service as directors between the Extraordinary General Meeting and the Annual General Meeting.

Approval of this Proposal Six by the holders of a majority of the voting power represented at the Annual General Meeting in person or by proxy or written ballot and voting thereon will approve the following compensation to each of Messrs. Sanghi and Padval for their services for the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018, as approved by our compensation committee and the Board: (i) payment in cash in the amount of $7,520.55; and (ii) vesting, on the date of the Annual General Meeting, of an additional 700 restricted share units out of the 4,200 restricted share units previously granted to each of Messrs. Sanghi and Padval. The remaining 2,450 restricted shares units held by each of Messrs. Sanghi and Padval pursuant to such grant will be forfeited as of the date of the Annual General Meeting.

If elected to serve on the Board in accordance with Proposal One above, Messrs. Sanghi and Padval will be entitled to compensation pursuant to our Director Compensation Program following the date of the Annual General Meeting.

Recommendation of Our Board of Directors

THE BOARD OF DIRECTORS, FOLLOWING THE APPROVAL AND RECOMMENDATION OF THE COMPENSATION COMMITTEE, RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF CASH COMPENSATION AND THE VESTING OF ADDITIONAL RESTRICTED SHARE UNITS PREVIOUSLY GRANTED TO EACH OF MR. SANGHI AND MR. PADVAL, AS DESCRIBED IN THIS PROPOSAL SIX.

PROPOSAL SEVEN—APPROVAL OF THE APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM AND AUTHORIZATION OF AUDIT

COMMITTEE DETERMINATION OF REMUNERATION; REVIEW MANAGEMENT’S

REPORT ON OUR BUSINESS FOR THE YEAR ENDED DECEMBER 31, 2017; AND REVIEW

AND DISCUSSION OF OUR 2017 CONSOLIDATED FINANCIAL STATEMENTS

The audit committee of the Board has selected Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global (“EY Israel”), as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2018.

The approval of the holders of a majority of the voting power represented at the Annual General Meeting in person or by proxy or written ballot and voting thereon of the appointment of EY Israel as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is required under the Companies Law. The audit committee of the Board believes that such appointment is appropriate and in the best interests of the Company and its shareholders. Subject to the approval of this proposal, the audit committee will fix the remuneration of EY Israel in accordance with the volume and nature of their services to the Company.

Representatives of EY Israel are expected to be present at the Annual General Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our shareholders.

Recommendation of the Board

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE APPOINTMENT OF EY ISRAEL AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018 AND THE AUTHORIZATION OF OUR AUDIT COMMITTEE TO DETERMINE THEIR FISCAL 2018 REMUNERATION IN ACCORDANCE WITH THE VOLUME AND NATURE OF THEIR SERVICES, AS DESCRIBED IN THIS PROPOSAL SEVEN.

In addition you are invited to review our management’s report on our business for the year ended December 31, 2017 and in accordance with Section 60(b) of the Companies Law, you are invited to discuss our 2017 consolidated financial statements, and questions regarding the financial statements may be addressed to us or to our auditors. Our Annual Report on Form 10-K for the year ended December 31, 2017, as amended, including our 2017 consolidated financial statements, excluding exhibits, accompanies this proxy statement and is available at https://www.stockholderdocs.com/mlnx. To have a printed copy of our Annual Report on Form 10-K, for the year ended December 31, 2017, as amended, mailed to you without charge, except for exhibits to such report, please write to us at: Investor Relations, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. Exhibits to our Annual Report on Form 10-K, as amended, are available upon written request, as directed above, and payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit.

AUDIT MATTERS

Audit and Non-Audit Services

Subject to shareholder approval of the audit committee’s authority to determine remuneration for their services, the audit committee is directly responsible for the appointment, compensation and oversight of our independent auditors. In addition to its retention of EY Israel to audit our consolidated financial statements for the fiscal year ended 2017, the audit committee retained EY Israel to provide other non-audit and advisory services in 2017. The audit committee has reviewed all non-audit services provided by EY Israel in 2017 and has concluded that the provision of such non-audit services was compatible with maintaining EY Israel’s independence and that such independence has not been impaired.

Set forth below are the aggregate fees billed for professional services rendered for the fiscal year ended December 31, 2017 by EY Israel and the aggregate fees billed for professional services rendered for the fiscal year ended December 31, 2016 by PricewaterhouseCoopers LLP (“PwC”).

	Fiscal Year Ended December 31,
Service Category	2017	2016
	EY Israel	PwC
Audit Fees	$705,000	$1,900,000
Audit-Related Fees	69,676	195,300
Tax Fees	53,428	362,000
All Other Fees	34,200	48,897

Total	$862,304	$2,506,197

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit and review of our annual consolidated financial statements, as well as fees for issuance of consents and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements except those not required by statute or regulation; “audit-related fees” are fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation, due diligence and any services related to acquisitions; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Changes in Independent Registered Public Accounting Firm

On February 18, 2017, we dismissed PwC as our independent registered public accounting firm. The dismissal of PwC was approved by the audit committee.

Under Israeli law, our shareholders annually approve the audit committee’s recommendation of the independent registered accounting firm. Our annual report on Form 10-K for the fiscal year ended December 31, 2016, including the financial statements audited by PwC, was filed with the SEC on February 17, 2017 and, thus, PwC has concluded its required services to us for fiscal 2016.

PwC’s reports on our financial statements for the fiscal year ended December 31, 2016 contained no adverse opinion or a disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principle.

During the fiscal year ended December 31, 2016 and the subsequent interim period through February 17, 2017, there were no (i) disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their report on the financial statements for such year or (ii) reportable events (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

In accordance with paragraph (a)(3) of Item 304 of Regulation S-K, we provided PwC with a copy of the disclosures set forth above prior to the time our Current Report on Form 8-K was filed with the SEC on February 24, 2017. We requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of PwC’s letter is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on February 24, 2017.

Report of the Audit Committee

The audit committee, which currently consists of Messrs. Baharav, Weatherford and Riordan, evaluates audit performance, manages relations with our independent registered public accounting firm and evaluates policies and procedures relating to internal accounting functions and controls. The Board adopted a written charter for the audit committee in December 2000 and most recently amended it in January 2017, which charter details the responsibilities of the audit committee. This report relates to the activities undertaken by the audit committee in fulfilling such responsibilities.

The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The audit committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and reporting process, including the Company’s systems of internal controls over financial reporting. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 16, 2018.

This review included a discussion of the quality and the acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the financial statements.

The audit committee also reviewed with the Company’s independent registered public accounting firm for the fiscal year 2017, who is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters required to be discussed with the audit committee under generally accepted auditing standards in the United States including the matters required to be discussed by Auditing Standards No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from the Company’s 2017 independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The audit committee further discussed with the Company’s 2017 independent registered public accounting firm the overall scope and plans for its audits. The audit committee meets periodically with the independent registered public accounting firm, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations and evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the SEC require all issuers to obtain pre-approval from their respective audit committees in order for their independent registered public accounting firms to provide professional services without impairing independence. As such, the audit committee has a policy and has established procedures by which it pre-approves all audit and other permitted professional services to be provided by the Company’s independent registered public accounting firm. From time to time, the Company may desire additional permitted professional services for which specific pre-approval is obtained from the audit committee before provision of such services commences. The audit committee has considered and determined that the provision of the services other than audit services referenced above is compatible with maintenance of the auditors’ independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017.

The foregoing report is provided by the undersigned members of the audit committee.

Dov Baharav, Chairman

Thomas Weatherford

Thomas Riordan

The Report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION DISCUSSION AND ANALYSIS

We invest our resources to grow our business in a manner that we believe will increase shareholder value. To further this objective, our compensation committee oversees our compensation program to support and reward the achievement of our financial goals and to promote the attainment of other key business objectives. In order to conduct our business effectively, we must attract, motivate and retain highly qualified employees. Our compensation program, the principles of which are included in our Compensation Philosophy, is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our shareholders.

In this “Compensation Discussion and Analysis” section, we discuss the material elements of our compensation programs and policies, including program objectives and reasons for payment of each element of our executives’ compensation. Following this discussion, you will find a series of tables containing more specific details about the compensation earned by, or awarded to, our named executive officers. This discussion focuses principally on compensation and practices relating to the named executive officers for 2017.

Our named executive officers for 2017 were: Eyal Waldman, president and CEO; Jacob Shulman, chief financial officer; Marc Sultzbaugh, senior vice president of worldwide sales; and Michael Kagan, chief technology officer. Mr. Shulman resigned from the Company effective May 4, 2018.

Executive Summary—2017 Performance and Link to Pay Decisions

Company Financial Performance.

•	Our revenue for 2017 was $863.9 million, an increase of 1 percent from revenue in 2016 of $857.5 million and a new record high for the Company.

•	GAAP net loss in 2017 was $19.4 million, or $0.39 per diluted share, compared to net income of $18.5 million, or $0.37 per diluted share, in 2016.

•

Non-GAAP* net income in 2017 was $116.6 million, or $2.28 per diluted share, compared to a net income of $169.5 million, or $3.43 per diluted share, in 2016. 2017 non-GAAP net income excludes $68.9 million of share-based compensation expense, amortization expense of acquired intangible assets of $52.2 million, restructuring and related charges of $12.0 million, acquisition and other charges of $2.7 million, and income tax effects and adjustments of $0.3 million. 2016 non-GAAP net income excludes $71.1 million of share-based compensation expense, amortization expense of acquired intangible assets of $56.6 million, acquisition and other charges of $17.1 million, settlement costs of $5.0 million and income tax effects and adjustments of $1.1 million.

•	We generated cash from operating activities of $161.3 million for 2017, compared to $196.1 million in 2016.

*	Please see Appendix E to this proxy statement for a reconciliation of non-GAAP net income (loss) to GAAP net income.

Base Salaries.    The 2017 base salaries of our named executive officers, other than our CEO, were increased on average over 2016 base salaries by approximately 12.5% in order to maintain competitive positioning. These increases positioned our U.S.-based named executive officers closer to our peer group median, as 2016 salaries for such executives were approximately 20% less than the median of our peer companies, and we increased the base salary of our Israeli-based chief technology officer (who was not included in our 2016 benchmarking analysis) to bring him to relative parity to his named executive officer peers. A 7.0% increase to our CEO’s 2016 base salary was approved by shareholders for 2017 at the 2017 annual general meeting of shareholders.

Cash Bonuses Reflected 2017 Company Performance.    As in prior years, ten percent of the Company’s earnings, measured on the basis of our non-GAAP operating income, funded the Company’s annual bonus pool for all eligible employees, including the named executive officers, in accordance with the criteria set forth in our Compensation Philosophy. For 2017, the total profit sharing pool was $13.2 million, representing 10% of our non-GAAP operating income, which was $132.0 million, excluding our bonus pool. Bonus awards for our named executive officers are generally based on Company performance and individual achievement and require the approval of both the compensation committee and the board of directors. The board of directors and compensation committee determined that our CEO would not receive a bonus payout for 2017 based on their evaluation of Company performance in 2017. In addition, the CEO did not recommend a bonus for our chief financial officer due to his anticipated resignation. The bonus approved for our chief technology officer was 18% of his annual base salary and the bonus approved for our senior vice president of worldwide sales was 8% of his annual base salary. These bonuses were 50% and 70% lower than the individuals’ 2016 bonuses, respectively.

Equity as a Key Component of Compensation.    In April 2017, our compensation committee and board of directors granted each of our named executive officers (other than our CEO) restricted share unit awards as long-term incentives. Our CEO’s grant of 90,000 restricted share units was made following shareholder approval at our 2017 annual general meeting of shareholders. The size of the award granted to Mr. Waldman in 2017 was lower than the award granted to him in 2016 by 10%. Our 2017 restricted share unit awards are subject to vesting over four years, which encourages retention of our executives and encourages and rewards the executives to create shareholder value over the long term. Based on benchmarking against our U.S. peer group in 2016, the 2016 equity grants awarded to three of four named executive officers including our CEO, chief financial officer and vice president of worldwide sales, were at or below the peer group median. Comparative data were not available to benchmark the 2016 equity award to our chief technology officer, who is based in Israel.

Compensation Program Governance

Best Practices We Employ	Practices We Avoid
Executive stock ownership guidelines of 3x salary for all executive officers and holding requirements to help meet ownership	Incentive program designs do not encourage excessive risk taking

Change in control severance requires a double trigger	Pledging or hedging of shares by officers and directors is not permitted

Compensation committee is comprised entirely of independent directors	No repricing of underwater options

Compensation committee engages an independent consultant	No excise tax gross-ups

Compensation Philosophy allows the clawback of excess payments based on false and restated financial statements	No uncapped short-term incentive award or variable compensation

Shareholder Advisory Vote to Approve Executive Compensation

At our 2017 annual general meeting of shareholders, our shareholders voted 77% (reflecting shares represented in person or by proxy at the meeting and entitled to vote) in favor of the non-binding advisory vote to approve the compensation of our named executive officers. Our compensation committee reviewed the result of the shareholders’ advisory vote on executive compensation, as well as feedback from shareholders during the 2017 proxy solicitation period and following our annual general meeting. In consideration of investor feedback, our compensation committee and board of directors approved the grant of performance share units for 2018 for the CEO, which is subject to shareholder approval at the Annual General Meeting. Otherwise, we do not expect to implement significant changes to our executive compensation programs as a result of the shareholders’ advisory vote, although the compensation committee continues to evolve its practices in determining compensation to further align with shareholder interests.

Compensation Philosophy and Objectives

We generally seek to set base salaries near the market median by reference to benchmarking and/or survey data, where available, but the base salary for each individual named executive officer reflects a number of factors, including past performance, scope of responsibility, experience and qualifications. The compensation committee also uses the same criteria for determining bonus awards, with emphasis on the individual’s contributions to the prior year’s success. Bonus awards for 2017 were based on performance during 2017 and the criteria set forth in the Compensation Philosophy.

We seek to align the interests of our executives and other employees with the interests of our shareholders by granting our executives and other employees equity awards. In 2017, our compensation committee and board of directors granted our named executive officers restricted share units. Our compensation committee and board of directors believe that restricted share units can provide value certainty, which is important for talent retention, while continuing to align the interests of our executives and other employees with the interests of our shareholders.

In accordance with our Compensation Philosophy, the maximum annual value of variable compensation components (cash bonuses and equity grants) for all office holders of the Company shall not exceed two percent (2%) of the Company’s market capitalization. The compensation approved for payment to our office holders for the year 2017 complies with this requirement.

In order to retain the focus of our named executive officers on our business in the event of a potential change in control, we have entered into executive severance benefits agreements with each of our named executive officers that provide for certain payments and other severance benefits in the event their service is terminated following a change in control of our Company. We believe that these executive severance benefits agreements help attract and retain talented executives by ensuring their efforts remain focused on our shareholders’ long term interests without needing to engage in potential short-term employment planning.

We believe that the total cash compensation (including base salary and annual cash bonus awards) of our named executive officers, the incentive and retention benefit of equity awards in the form of restricted share units, and the security provided by executive severance benefits agreements, created a competitive total compensation package for our named executive officers in 2017.

Pursuant to the Companies Law, the compensation of our named executive officers (other than our CEO) and the compensation of other office holders (who are not directors) who report directly to our CEO must also be approved by our Board following the approval by our compensation committee. In accordance with the Companies Law, our CEO’s compensation must be approved by our compensation committee, Board and shareholders holding a majority of the voting power represented at the general meeting provided that either (i) such majority includes at least a majority of the shares of non-controlling shareholders or shareholders that do not have a Personal Interest (as defined in the Companies Law) in the approval voted at the meeting (disregarding abstentions) or (ii) the total number of shares of non-controlling shareholders or shareholders that do not have such Personal Interest voted against the terms of service of the CEO does not exceed two percent of the aggregate voting rights in the Company, provided that such arrangement is in compliance with the Company’s Compensation Philosophy, as in our case.

Approach for Determining Form and Amount of Compensation

Designing a Competitive Compensation Package. Our executive compensation program is administered by our compensation committee, which is currently comprised of three independent members. Operating under its charter, our compensation committee reviews, in consultation with the management and the board of directors, and evaluates the Compensation Philosophy, including the compensation plans, policies and programs of the Company. In addition, our compensation committee reviews and recommends to our Board the approval of our CEO’s compensation (including base salary, cash bonuses, equity awards, and other forms of individual compensation such as a change in control agreement). Our compensation committee also annually evaluates and approves certain elements of our other named executive officers’ compensation, including compensation of other office holders of the Company (as the term “office holder” is defined in the Companies Law and includes our named executive officers). These annual evaluations include, among others: (i) consideration of the current levels and components of compensation paid to our named executive officers and office holders, (ii) consideration of the mix of cash incentives and long-term equity awards, (iii) a review of available survey and/or peer group data for compensation paid to executives in positions comparable to those held by our named executive officers and office holders, (iv) consideration of the ratio between an office holder’s compensation and the salary paid to other employees of the Company, including without limitation, the ratios to the median and average salaries of such employees, and whether such variation has an effect on employment relationships within the Company, and (v) consideration of the education, skills, expertise, professional experience and accomplishments of the office holder, his or her role, responsibilities and previous compensation arrangement of the office holders. Our executive compensation program has three primary components: (i) base compensation or salary, (ii) annual cash bonuses and (iii) equity awards consisting of restricted share units. Our program is designed to provide incentives and rewards for our short-term, mid-term and long-term performance, and is structured to motivate our named executive officers to meet our strategic objectives, thereby maximizing total return to shareholders. In addition, we provide our named executive officers with benefits that are standard for the local employment market and, therefore, generally make available to all salaried employees in the geographic location where they are based. In Israel, we make contributions on behalf of most of our employees, including our named executive officers, to an education fund and also to a fund known as Managers’ Insurance, which provides a combination of retirement plan, insurance and severance pay benefits to Israeli employees, and we permit employees to participate in the company’s automobile leasing program, under which we pay for gas, maintenance, insurance and the cost of normal wear and tear of the vehicle over the life of the lease. We make matching 401(k) plan contributions in an amount up to 4% of base salary for all employees based in the United States, including our U.S.-based named executive officers. The Company’s match of 401(k) contributions had an implied cap of $10,800 for fiscal year 2017 due to the cap on eligible compensation deferrals to the 401(k), including catchup contributions for persons of age 50 or older.

Recruitment and retention of our named executive officers and other executive management requires a competitive compensation package. Our compensation committee’s approach emphasizes fixing the primary elements of total compensation for executives—base salary, annual cash incentive and long-term incentive awards—at approximately the median of the market.

Historically, in making compensation decisions, our compensation committee and board of directors referenced third-party surveys that provide compensation market data.

For 2017 compensation determinations, our compensation committee and board of directors referred to data from, respectively, a 2017 Radford U.S. Executive Survey, an independent third-party national compensation survey, and the Israel-based Zviran survey, an independent third-party survey of compensation practices by large high-tech companies in Israel, which, together, we refer to as the “Surveys”. The Radford survey consisted of semiconductor companies and companies in the San Francisco Bay Area. The industry data from the Surveys consist of salaries and other compensation paid by companies to executives in positions comparable to those held by our named executive officers to the extent such position was represented in the survey data. Specifically, we reviewed data on named executive officer positions in the United States from the Radford survey and for positions in Israel from the Zviran survey. The companies covered by the Surveys are not identified in the summary reports presented to the compensation committee.

Beginning in the second half of 2016, with the assistance of Compensia, an independent consultant retained by the compensation committee for purposes of establishing a peer group and performing discrete analysis of U.S. executive compensation, and input from our CEO, the compensation committee approved the following peer group consisting of 18 publicly traded companies from the semiconductor industry (the “Peer Group”):

Arista Networks, Inc.	Inphi Corporation
Brocade Communications Systems Inc.	Integrated Device Technology, Inc.
Cavium, Inc.	Intersil Corporation
Cirrus Logic Inc.	Marvell Technology Group Ltd
Cray Inc.	Microsemi Corporation
Cypress Semiconductor Corporation	Mobileye N.V.
Diodes Inc.	NETGEAR, Inc.
Electronics For Imagining Inc.	Pure Storage, Inc.
Finisar Corporation	Silicon Laboratories Inc.

For companies within the Peer Group, the median revenues for the preceding four quarters as of September 2016 were approximately $924 million, and the median 200-day average market capitalization as of September 15, 2016 was $2.5 billion. The Company’s revenues for the preceding quarters as of September 2016 were at the 42nd percentile of the Peer Group and the Company’s 200-day average market capitalization as of September 15, 2016 was at the 45th percentile of the Peer Group.

Compensia’s analysis of the compensation of Messrs. Waldman, Shulman and Sultzbaugh indicated that each of their actual total cash compensation (comprised of their 2016 salaries and 2015 performance bonuses paid in 2016), plus 2016 RSU awards, were at or below the median total compensation of the Peer Group. Compensia’s analysis did not include Mr. Kagan as he is located in Israel and there is a lack of comparable data for his position in Israel.

We typically engage in a formal executive compensation benchmarking exercise every other year, and expect to do so again in the third quarter of 2018. However, we continue to consider market data from the Surveys every year. In July 2017, our compensation committee made minor adjustments to our 2016 peer group, removing Intersil Corporation, Mobileye N.V., due to acquisitions, and adding Macom Technology Solutions because it most closely met our peer criteria.

The Role of the Compensation Committee Consultant.    As noted above, in the second half of 2016, our compensation committee engaged Compensia, an independent third party compensation consulting firm, to assist in discrete projects and report to the compensation committee, including selecting the Peer Group, gathering general industry compensation data, conducting a review of total compensation of certain named executive officers and members of the Board, and providing advice with respect to certain executive and Board compensation issues that arose in the latter half of 2016, and Compensia’s studies were referenced in 2017. In February 2018, the Compensation Committee engaged Radford (part of Aon Hewitt, a business unit of Aon PLC) specifically for CEO and CFO compensation review. In order to determine and confirm independence, before engaging any consultant, each consultant completes an independence questionnaire provided by the Company. In addition, each director and executive officer of the Company completes an annual questionnaire which includes questions which ask about any actual or potential conflicts or relationship between such individual and any relevant consultant.

The Role of Our Chief Executive Officer.    Our CEO provides our compensation committee with his assessment of the performance levels of the Company and our named executive officers (other than himself) and his recommendations with respect to compensation of our named executive officers (other than himself). Our compensation committee believes it is important to consider and evaluate our CEO’s input on matters concerning compensation of other named executive officers. The compensation committee believes that our CEO’s input regarding our other named executive officers’ individual performances, including the expected contributions and future potential of each of them, is useful because each other named executive officer reports directly to our CEO, and our CEO interacts with our other named executive officers on an ongoing basis throughout the year.

Base Salary

In February 2017, our CEO completed his review of the 2016 performance of each of our named executive officers reporting to him, and made recommendations to our compensation committee for base salary increases for each of the other named executive officers for 2017. Our compensation committee evaluated the CEO’s recommendations considering the Peer Group median for U.S. based executives, available survey data, the Company’s growth in revenue and earnings during 2016 and each individual’s performance and contributions to the Company’s success. Our compensation committee and Board each then approved the CEO’s 2017 base salary recommendations for the named executive officers reporting to Mr. Waldman, as follows: Mr. Shulman’s base salary was increased 16.7% to $350,000; Mr. Sultzbaugh’s base salary was increased 5.7% to $370,000; and Mr. Kagan’s base salary was increased 18.2% to $279,626. The base salary for Mr. Kagan is converted from New Israeli Shekels to U.S. dollars using the 2017 average exchange rate of 3.57 New Israeli Shekels to 1 U.S. dollar.

In February 2017, the compensation committee also reviewed the 2016 performance of the CEO considering the Company’s financial performance and technology execution, the CEO’s significant contributions to the Company’s performance and the Peer Group data. Following approval by each of the compensation committee and our Board, at the April 2017 annual general meeting, our shareholders approved an increase in the annual base salary of our CEO of approximately 7.0% from $570,000 to $610,000 effective from April 1, 2017. Our CEO’s 2017 base salary was slightly below the Peer Group median.

Our compensation committee and our Board approved a base salary of $400,000 for Mr. Sultzbaugh effective July 1, 2018, a 10.8% increase over his 2017 base salary of $370,000, to reflect an increase in responsibilities due to an internal reorganization. Our compensation committee and our Board did not approve any increases in the base salaries of our other named executive officers, including our CEO, for 2018 and, thus, the 2018 base salaries of our other named executive officers in 2018 will remain at their 2017 levels.

Annual Cash Bonus Program

We structured our 2017 annual cash bonus award program to reward named executive officers for our Company’s successful performance, measured on the basis of our non-GAAP operating income, and for each individual’s contribution to that performance.

Under our annual cash bonus award program, our employees in good performance standing, including our named executive officers, are eligible to receive an award, in accordance with the criteria set forth in our Compensation Philosophy from a bonus pool in an amount that is targeted by our compensation committee at generally up to 10% of our non-GAAP operating income, excluding bonus expenses. In accordance with our Compensation Philosophy, the maximum annual value of the cash bonus payable for each of our office holders shall not exceed two times such office holder’s annual base salary.

Our compensation committee may adjust the available annual bonus pool based on its assessment of our achievement of our operating plan and company profitability. In January 2018, the compensation committee determined that the total profit sharing pool for the fiscal year ended December 31, 2017 was $13.2 million and represented 10% of our non-GAAP operating income, which was $132.0 million, excluding this bonus expense. The size of each named executive officer’s bonus for 2017 was determined in February 2018 in the discretion of our compensation committee based upon its assessment of a number of factors, including our CEO’s recommendations, overall company performance in 2017, each named executive officer’s individual performance in 2017 and ability to influence our Company’s performance, the relative scope of each named executive officer’s responsibilities and internal equity. Based on consultation with our CEO (other than with respect to himself) and our Board, the compensation committee determined that neither the CEO nor the chief financial officer would receive a bonus award for 2017. The Board and compensation committee determined that our CEO would not be awarded a bonus for 2017 based on their evaluation of Company performance in 2017. In addition, the compensation committee determined, following our CEO’s recommendation, that our chief financial officer would not be awarded a bonus for 2017 due to his anticipated resignation. The following bonuses were approved for our other executive officers based on their individual contributions to our financial performance for fiscal year 2017: Mr. Sultzbaugh was awarded $30,000, which represents approximately 8% of his 2017 annual base salary and Mr. Kagan was awarded $50,000, which represents approximately 18% of his base salary. Payments of the annual cash bonus program award to Mr. Sultzbaugh and Mr. Kagan were made in the first pay period in April 2018.

Equity Compensation Awards

We provide equity awards to our named executive officers in order to align their interests with the interests of our shareholders by tying the value delivered to our named executive officers to the value of our ordinary shares. Annual equity award grants provide our named executive officers with long-term incentives that aid in retaining executive talent and reward executives for creating shareholder value over the long term. We may also make grants of equity awards at the discretion of our Board and the compensation committee in connection with the hiring or promotion of new executive officers.

Our annual awards of restricted share units made to existing employees in April 2017, including our named executive officers, vest over four years at the rate of 1/4th of the shares on May 1, 2018, and thereafter at the rate of 1/16th of the original number of shares on the first day of each quarterly period of August, November, February and May commencing August 1, 2018, with the last 1/16th of the original number of shares vesting on May 1, 2021, so long as the restricted share unit holder remains an officer or employee of the company. We set these vesting schedules in order to provide an incentive to our employees, including our named executive officers, to continue their employment with us over the long term and, with respect to the restricted share units, generally to provide them the opportunity to sell their vested shares to cover taxes incurred with vesting during a period following the public release of our prior quarter’s fiscal operating results.

As with the other components of our compensation program, we determine the size of each equity award to a named executive officer after considering, among other things, the role of each named executive officer within our Company, the criticality of his function within the organization, and the Peer Group data. Since long-term incentive compensation levels fluctuate from year to year across the companies for whom market data are collected, including the Peer Group (depending on each company’s granting patterns, valuation assumptions, and stock price), we generally review the market data under both a value approach, which is based on the fair value of long-term incentive awards, and a percentage of common shares outstanding approach, which compares the number of shares subject to each long-term incentive award to the number of shares outstanding for each company. The ability of each executive officer to influence our Company’s performance and internal parity are also principal considerations for our compensation committee when determining grant size.

In April 2017, our Board granted each of our named executive officers restricted share units as follows: Mr. Shulman, 15,000; Mr. Sultzbaugh, 17,000; and Mr. Kagan, 17,000. The value of these award levels ranged from 7% below to 17% above the levels awarded in 2016. In April 2017, our Board also approved the grant of 90,000 restricted share units to Mr. Waldman, subject to the approval of our shareholders, which was obtained at our 2017 annual general meeting of shareholders. The value of Mr. Waldman’s 2017 award was lower than his 2016 grant by 10%, reflecting our compensation committee’s assessment of Mr. Waldman’s individual performance and contributions to the company in 2016.

Change in Control Severance Arrangements

We have entered into executive severance benefits agreements with each of our named executive officers which provide for certain severance benefits in the event of an executive’s separation of service following a change in control (a so-called “double trigger” requirement).

Pursuant to the terms of the executive severance benefits agreements in place for 2017, if the executive’s employment with our Company is terminated without cause or if the executive is constructively terminated (as defined below), in each case during the 12-month period following a change in control (as defined in the agreements) of our Company (each, a “qualifying termination”), and the executive provides us a general release of all claims, then the executive is entitled to receive the following payments and benefits:

•	continuation of the named executive officer’s salary for six months at a per annum rate of 120% of the named executive officer’s annual base salary in effect on the termination date;

•

in the case of a named executive officer who resides in the United States, if the named executive officer elects COBRA coverage under our group health plan, payment for the cost to continue COBRA coverage for the named executive officer and his eligible dependents for up to 12 months following the termination date; and

•

accelerated vesting and immediate exercisability of the named executive officer’s outstanding and unvested stock awards as to 50% of the total number of unvested shares subject to such outstanding and unvested stock option awards.

Following a review of the change in control arrangements of our Peer Group, which indicated that our change in control severance benefits were well below market, in April 2018, our compensation committee and our Board approved amendments to our NEO’s executive severance benefits agreements, except in the case of

Messrs. Waldman and Shulman, to, among other things, increase the cash severance to 12 months’ salary and target bonus and provide for full accelerated vesting of the NEO’s outstanding equity awards in the event of a qualifying termination.

The election of six or more Starboard Nominees would constitute a change in the majority of our incumbent directors, which would trigger a change in control under these agreements.

For the purposes of the executive severance benefits agreements,

•

“Cause” means that, in the reasonable determination of the Company (or the Board, in the case of the CEO), the executive: (a) has committed an act of fraud or embezzlement or has intentionally committed some other illegal act that has a material adverse impact on the Company or any successor or parent or subsidiary thereof; (b) has been convicted of, or entered a plea of “guilty” or “no contest” to, a felony which causes or may reasonably be expected to cause substantial economic injury to or substantial injury to the reputation of the Company or any subsidiary or affiliate of the Company; (c) has made any unauthorized use or disclosure of confidential information or trade secrets of the Company or any successor or parent or subsidiary thereof that has a material adverse impact on any such entity; (d) has committed any other intentional misconduct that has a material adverse impact on the Company or any successor or parent or subsidiary thereof; or (e) has intentionally refused or intentionally failed to act in accordance with any lawful and proper direction or order of the Board or the appropriate individual to whom the executive reports, provided such direction is not materially inconsistent with the executive’s customary duties and responsibilities.

•

“Constructive termination” means that the executive voluntarily terminates his employment with the Company after any of the following are undertaken without the executive’s express written consent: (a) the removal of or a material reduction in the nature or scope of the executive’s responsibilities, or the assignment to the executive of duties that are materially inconsistent with the executive’s position other than a change in reporting relationship; (b) a change in the executive’s direct reporting relationship so that the executive no longer reports directly to the CEO (or the Board in the case of the CEO); (c) a reduction in the executive’s base salary, unless the base salaries of all other executives are similarly reduced; or (d) a relocation of the executive’s place of employment by more than thirty (30) miles from such the executive’s place of employment on the effective date of the severance benefits agreement. The termination of the executive’s employment as a result of the executive’s death or disability shall not be deemed to be a Constructive Termination.

•	“Change in Control” generally includes each of the following:

•

A transaction or series of transactions whereby any person or related group of persons directly or indirectly acquires beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

•

During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

•

The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:

(i)	Which results in the Company’s voting securities outstanding immediately before the transaction continuing to directly or indirectly, at least a majority of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

(ii)

After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the successor entity; provided, however, that no person or group shall be treated as beneficially owning 50% or more of combined voting power of the successor entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

•	The Company’s shareholders approve a liquidation or dissolution of the Company.

The benefits payable under the change in control severance agreements are in addition to payments or other benefits, if any, that any named executive officer who resides in Israel may be entitled to receive under applicable Israeli law. Israeli law generally requires severance pay equal to one month’s salary for each year of employment upon the retirement, death or termination without cause (as defined in the Israeli Severance Pay Law) of an employee. To satisfy this requirement, we make contributions on behalf of our Israel-based employees to a fund known as Managers’ Insurance or to a pension fund. These funds provide a combination of pension plan, insurance and severance pay benefits to the employee, giving the employee or his or her estate payments upon retirement or death and securing the severance pay, if legally entitled, upon termination of employment. Each full-time Israeli employee and hourly employee as of September 2012, including each of our Israel-based named executive officers, is entitled to participate in the Managers’ Insurance and/or pension fund. Each employee who participates contributes an amount equal to 6% (as of January 2017) of his or her salary to the Managers’ Insurance and/or pension plan and we contribute up to 6.5% (as of January 2017) to the Managers’ Insurance and/or pension plan, 8.33% for severance payments and up to 2.5% for disability insurance).

Within the context of our Compensation Philosophy, the compensation committee believes the terms of our executive severance agreements with our named executive officers will encourage their continued attention and dedication to their assigned duties through and following any change in control of our Company. We believe that the terms of these agreements will further ensure that each of our named executive officers will continue to remain focused on the long-term objective of delivering shareholder value during and following a change in control event if they are assured that their long-term employment interests are reasonably provided for with a competitive market severance arrangement. We believe that these executive severance agreements thus help ensure the best interests of our shareholders.

Additionally, under the Second Restated Plan, in the event of a change in control in the Company, each outstanding award will be assumed or substituted by the successor corporation. If the successor corporation in a change in control refuses to assume or substitute an outstanding award, the award will vest in full.

The potential payments under the executive severance benefits agreements as of December 31, 2017 are set forth below under the heading “Executive Compensation Tables—Potential Payments Upon Termination Following a Change in Control.”

Perquisites and Other Benefits

Historically, from time to time, our compensation committee and Board have provided certain of our named executive officers with perquisites that we believe are reasonable. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe that these additional benefits may assist our executive officers in neutralizing personal costs associated with performing their duties as expected by the Company and provide time efficiencies for our executive officers in appropriate circumstances, particularly when we require frequent or lengthy travel. In 2017, our named executive officers received the perquisites set forth in the table below, which our compensation committee determined were appropriate in order to facilitate the efforts of Mr. Waldman and Mr. Sultzbaugh on behalf of our Company while at our California headquarters.

Name	Perquisite
Eyal Waldman	Housing and housing-related expense reimbursement Tax reimbursement related to perquisites provided

Marc Sultzbaugh	Housing and housing-related expense reimbursement Select travel reimbursement Tax reimbursement related to perquisites provided

The table above does not include automobile-related expense reimbursement, insurance reimbursement, retirement fund contributions, severance fund contributions and education fund contributions, all of which are provided to all of our Israel-based employees on a non-discriminatory basis including our named executive officers based in Israel.

In the future, we may provide additional perquisites to our named executive officers as an element of their overall compensation structure. We do not expect these perquisites to be a significant element of our compensation structure. All future practices regarding perquisites will be approved and subject to periodic review by our compensation committee and/or Board.

In addition to the termination-related benefits provided to our Israeli employees under Israeli law, each full-time Israeli employee, including each of our Israel-based named executive officers, is entitled to participate in an education fund plan, pursuant to which each employee who participates in the plan contributes an amount equal to 2.5% of his or her salary to the education fund and we contribute 7.5% of his or her salary up to the maximum amount exempted from tax (currently contribution from a monthly salary of NIS15,712). In addition, the Company pays directly to the employee via his or her salary or as additional contribution to the education fund, per the employee’s choice, 7.5% of the portion of the employee’s salary which exceeds the aforesaid maximum salary exempt from tax.

Shareholder-approved Compensation Philosophy

At our 2016 annual general meeting held on May 9, 2016, our shareholders re-approved our Compensation Philosophy for our office holders, which addresses certain items prescribed by the Companies Law. Our compensation committee reviews its Compensation Philosophy annually and reserves the discretion to amend it from time to time. Regardless of whether the compensation committee amends the Compensation Philosophy or not, pursuant to the Companies Law, our Compensation Philosophy must generally be approved by the board of directors (after considering the recommendations of the compensation committee) and the shareholders every three years.

Tax Considerations

Section 162(m) of the U.S. Internal Revenue Code establishes a limitation on the deductibility of compensation payable in any particular tax year to our named executive officers. Section 162(m) provides that publicly-held companies cannot deduct compensation paid to certain named executive officers (other than, prior to the Tax Cuts and Jobs Act of 2017, our chief financial officer) to the extent that such compensation exceeds $1 million per officer. Prior to the Tax Cuts and Jobs Act of 2017, compensation that is “performance-based” compensation within the meaning of Section 162(m) did not count toward the $1 million limit. As part of the Tax

Cuts and Jobs Act of 2017, the ability to rely on this “qualified performance-based compensation” exception was eliminated and the limitation on deductibility was generally expanded to include all named executive officers. Historically, the deductibility of compensation under Section 162(m) has not been a factor in the compensation committee’s compensation determination process and as a result of the Tax Cuts and Jobs Act of 2017, subject to the Act’s grandfathering rules, the Company may no longer take a deduction for any compensation paid to its named executive officers in excess of $1 million.

Other Policies

Share Ownership and Holding Policy.    Effective as of our 2015 annual general meeting of shareholders, each of our executive officers became subject to a policy that he or she hold shares of the Company with an aggregate value of at least three times his or her annual salary by the fifth anniversary that he or she became subject to the policy. Our named executive officers have until February 24, 2020 to comply with this policy. On January 31, 2017, the compensation committee and board of directors adopted amendments to the share ownership policy that adopted holding requirements: executive officers and directors who are subject to share ownership requirements and who have not attained the minimum ownership level in the allotted period, shall retain the lesser of (i) twenty five percent (25%) of the gross number of shares acquired upon an exercise, vesting or settlement or (ii) fifty percent (50%) of the number of shares remaining after satisfying the exercise price, if any, and tax withholding requirements.

Clawback Policy.    In addition, pursuant to our Compensation Philosophy, our executives are required to repay to us any excess payments, including cash and equity, made to them that were based on the Company’s performance if such payments were paid based on false and restated financial statements of the Company.

EXECUTIVE COMPENSATION TABLES

2017 Summary Compensation Table

The following table summarizes the compensation awarded to, earned by, or paid to each named executive officer for the years ended December 31, 2017, 2016 and 2015.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)		Total ($)(1)
Eyal Waldman(7)	2017	604,072	—	4,585,500	234,988	(3)	5,437,679
President & Chief Executive Officer	2016	557,819	270,000	4,149,000	221,325		5,198,144
	2015	515,000	300,000	3,864,800	203,765		4,883,565

Jacob Shulman(8)	2017	337,500	—	764,250	11,348	(4)	1,113,098
Former Chief Financial Officer	2016	293,750	100,000	696,000	10,759		1,100,509
	2015	275,000	70,000	628,425	11,681		985,106

Marc Sultzbaugh	2017	365,000	30,000	866,150	43,055	(5)	1,304,205
Senior Vice President of Worldwide Sales	2016	337,500	100,000	928,000	78,145		1,443,645
	2015	300,000	150,000	837,900	73,291		1,361,191

Michael Kagan(7)	2017	264,680	50,000	866,150	58,670	(6)	1,189,500
Chief Technology Officer and Vice	2016	229,375	100,000	742,400	56,224		1,127,999
President of Architecture	2015	215,807	75,000	733,163	53,471		1,002,441

(1)

These amounts reflect bonuses earned in each fiscal year and paid in the subsequent fiscal year as approved by the compensation committee and the Board subject to, in the case of our CEO, approval by our shareholders.

(2)

Amounts shown in this column represent the aggregate grant date fair value of restricted share units granted, as calculated under FASB ASC Topic 718. The valuation assumptions used in determining such amounts are described in Note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

(3)

Includes $50,252 contributed to a severance fund, which is mandated by Israeli law, $45,158 in tax related reimbursements, $45,827 in housing and housing-related expense reimbursements, $39,358 contributed to an employee education fund on behalf of Mr. Waldman, $36,835 contributed to a retirement fund on behalf of Mr. Waldman, $12,708 for automobile related expenses pursuant to the company’s automobile leasing program, $3,156 for 401(k) plan matching contribution, $939 for a recuperation fund, which is required under Israeli law, $531 for Company events and Company cell phone, and $224 in the value of the cash cards given to all Israeli employees for the holidays.

(4)	Includes 401(k) plan matching contribution of $10,800 and $548 in the value of the cash card given to all US employees for the holidays.

(5)

Includes housing and housing-related expense reimbursements of $17,220, tax related reimbursements of $12,029, 401(k) plan matching contribution of $10,800, automobile related expense reimbursements of $2,458 and $548 in the value of the cash card given to all US employees for the holidays.

(6)

Includes $21,376 contributed to a severance fund, which is mandated by Israeli law, $19,246 contributed to an employee education fund on behalf of Mr. Kagan, $15,140 contributed to a retirement fund on behalf of Mr. Kagan, $1,051 for a recuperation fund, $918 for Company events and Company cell phone, $596 of transportation benefits, and $343 in the value of the cash cards given to all Israeli employees for the holidays.

(7)

Amounts reported for Messrs. Waldman and Kagan in 2017, other than bonuses, are converted from New Israeli Shekels to U.S. dollars using the 2017 average exchange rate of 3.57 New Israeli Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman and Kagan in 2016, other than bonuses, are converted from

New Israeli Shekels to U.S. dollars using the 2016 average exchange rate of 3.83 New Israeli Shekels to 1 U.S. dollar. Amounts reported for Messrs. Waldman and Kagan in 2015, other than bonuses, are converted from New Israeli Shekels to U.S. dollars using the 2015 average exchange rate of 3.89 New Israeli Shekels to 1 U.S. dollar.

(8)	Jacob Shulman resigned as the chief financial officer of the Company effective May 4, 2018.

2017 Grants of Plan-Based Awards

The table below sets forth information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2017.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	Grant Date Fair Value of Share and Option Awards ($)(2)
Eyal Waldman	4/25/2017	90,000	4,585,500
Jacob Shulman	4/25/2017	15,000	764,250
Marc Sultzbaugh	4/25/2017	17,000	866,150
Michael Kagan	4/25/2017	17,000	866,150

(1)

All restricted share units vest with respect to 12/48th of the original number of ordinary shares subject thereto on May 1, 2018 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly vesting period of May, August, November, and February, commencing on August 1, 2018, with the last 3/48ths of the original number of shares vesting on May 1, 2021, subject to continued employment with the Company.

(2)	Represents the grant date fair value of restricted share units granted in 2017 calculated in accordance with the provisions of FASB ASC Topic 718.

2017 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information on the stock options and restricted share units held by each of our named executive officers as of December 31, 2017.

	Option Awards					Share Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Vesting Commencement Date		Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)(5)
Eyal Waldman

						5/1/2014	(1)	5,000	323,500
						5/1/2015	(2)	30,000	1,941,000
						5/1/2016	(3)	62,500	4,043,750
						5/1/2017	(4)	90,000	5,823,000

Jacob Shulman	4/22/2009	12,590	—	10.23	4/22/2019

						5/1/2014	(1)	1,250	80,875
						5/1/2015	(2)	5,062	327,511
						5/1/2016	(3)	9,375	606,563
						5/1/2017	(4)	15,000	970,500

Marc Sultzbaugh	12/26/2008	1,739	—	8.23	12/26/2018
	4/22/2009	85,317	—	10.23	4/22/2019
						5/1/2014	(1)	1,500	97,050
						5/1/2015	(2)	6,750	436,725
						5/1/2016	(3)	12,500	808,750
						5/1/2017	(4)	17,000	1,099,900

Michael Kagan
						5/1/2014	(1)	1,250	80,875
						5/1/2015	(2)	5,906	382,118
						5/1/2016	(3)	10,000	647,000
						5/1/2017	(4)	17,000	1,099,900

(1)

Restricted share units with a vesting commencement date of May 1, 2014 vest with respect to 12/48ths of the original number of ordinary shares subject thereto on May 1, 2015 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly period of May, August, November, and February, commencing on August 1, 2015, with the last 3/48ths of the original number of shares vesting on May 1, 2018, subject to continued service on each applicable vesting date.

(2)

Restricted share units with a vesting commencement date of May 1, 2015 vest with respect to 12/48ths of the original number of ordinary shares subject thereto on May 1, 2016 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly vesting period of May, August, November, and February, commencing on August 1, 2016, with the last 3/48ths of the original number of shares vesting on May 1, 2019, subject to continued service on each applicable vesting date.

(3)

Restricted share units with a vesting commencement date of May 1, 2016 vest with respect to 12/48ths of the original number of ordinary shares subject thereto on May 1, 2017 and thereafter at a rate of 1/16th of the original number of shares on the first day of each quarterly vesting period of May, August, November, and February, commencing on August 1, 2017, with the last 3/48ths of the original number of shares vesting on May 1, 2020, subject to continued service on each applicable vesting date.

(4)

Restricted share units with a vesting commencement date of May 1, 2017 vest with respect to 12/48ths of the original number of ordinary shares subject thereto on May 1, 2018 and thereafter at a rate of 3/48th of the original number of shares on the first day of each quarterly vesting period of May, August, November, and February, commencing on August 1, 2018, with the last 3/48ths of the original number of shares vesting on May 1, 2021, subject to continued service on each applicable vesting date.

(5)	Amounts are calculated by multiplying the number of units shown by $64.70 per share, which was the closing price of our ordinary shares on December 29, 2017.

2017 Option Exercises and Shares Vested Table

The following table summarizes the share option exercises by our named executive officers in 2017 and RSU awards that vested during 2017.

	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Eyal Waldman	130,972	5,066,599	71,563	3,337,132
Jacob Shulman	2,579	107,467	12,062	565,146
Marc Sultzbaugh	—	—	15,875	739,838
Michael Kagan	22,793	880,441	13,249	617,221

(1)	Represents the difference between the option exercise price and the market price of the underlying shares at exercise multiplied by the number of shares covered by the exercised option.

(2)	Represents the vesting date closing market price of our ordinary shares multiplied by the number of RSUs that vested.

Pension Benefits

None of our named executive officers participate in or have account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executives participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.

Potential Payments Upon Termination Following a Change in Control

The following table sets forth quantitative estimates of the benefits to be received by each of our named executive officers under the executive severance benefits agreements described under “Compensation Discussion and Analysis—Change in Control Severance Arrangements,” if his employment were terminated without cause or constructively terminated (as these terms are defined in the executive severance benefits agreements) on December 31, 2017, assuming that such termination occurred during the 12-month period following a change in control (as such term is defined in the executive severance benefits agreements) of our Company. Such benefits are in addition to any payments or other benefits that our employees, including our named executive officers, who reside in Israel may be entitled to receive under applicable Israeli law. For more information, see “Compensation Discussion and Analysis—Change in Control Severance Arrangements.”

Name	Salary Continuation ($)	COBRA Coverage ($)	Israeli Severance and Benefits ($)(1)	Value of Accelerated Equity Awards ($)(2)	Total ($)
Eyal Waldman	380,193	—	821,855	6,065,625	7,267,673
Jacob Shulman	210,000	23,833	—	992,725	1,226,558
Marc Sultzbaugh	222,000	23,833	—	1,221,213	1,467,046
Michael Kagan	166,682	—	469,612	1,104,947	1,741,241

(1)

Includes severance pay and benefits in accordance with Israeli law. The executives are also entitled to such payments and benefits upon retirement, death or termination without cause (as defined in the Israeli Severance Pay Law) not in connection with a change in control.

(2)	The value of accelerated equity awards is calculated based on the closing price of our common stock on December 29, 2017, which was $64.70 per share.

Additionally, under the Second Restated Plan, in the event of a change in control of the Company, each outstanding award will be assumed or substituted by the successor corporation. If the successor corporation in a change in control refuses to assume or substitute an outstanding award, the award will vest in full. Assuming that a change in control occurred as of December 31, 2017 and that the outstanding awards were not assumed or substituted, the value of the accelerated equity awards for Messrs. Waldman, Shulman, Sultzbaugh and Kagan would be $12,131,250, $1,985,450, $2,442,426 and $2,209,894.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Waldman, our CEO. For 2017, our last completed fiscal year, the total compensation in 2017 of our CEO was approximately 43.5 times the median total compensation in 2017 of all of our other employees (the “Pay Ratio”). The median of the annual total compensation of all employees of our Company (other than our CEO) was $124,654 and the annual total compensation of our CEO was $5,424,560. The Company chose October 1, 2017 as the date for establishing the employee population used in identifying the median employee and used January 1, 2017 through September 30, 2017 as the measurement period. We identified the median employee using the sum of base salary or wages (based on our payroll records) earned, annual bonus actually paid, and grant date fair value of RSUs approved by the compensation committee during the measurement period for each employee (U.S. and non-U.S.) employed as of October 1, 2017. Permanent employees who joined in 2017 and permanent employees who were on leave during 2017 were assumed to have worked for the entire measurement period. We captured all full-time, part-time, seasonal and temporary employees located in the U.S., Israel, China and Denmark as of October 1, 2017, consisting of approximately 2,566 individuals, with approximately 17% of these individuals located in the U.S., approximately 77% located in Israel, and approximately 6% located in China and Denmark. As permitted by SEC rules, under the 5% “de minimis” exemption, we excluded 100 non-U.S. employees, as described in further detail below. Earnings of our employees outside the U.S. were converted to U.S. dollars using the currency exchange rate as of September 30, 2017. No cost-of-living adjustments were made. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

The non-U.S. excluded employees and their employee populations are as follows: Japan (9 employees); Netherlands (6 employees); Singapore (6 employees); Switzerland (1 employee); Taiwan (11 employees); U.K. (17 employees); Argentina (1 employee); Australia (5 employees); Czech Republic (2 employees); Greece (2 employees); India (5 employees); Indonesia (1 employee); Malaysia (2 employees); Norway (1 employee); Russia (14 employees); South Korea (3 employees); Thailand (5 employees); Turkey (2 employees); and Canada (7 employees).

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2017.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(2)	4,524,766	(3)	38.35	4,183,255	(4)
Equity compensation plans not approved by security holders	—		—	—

Total	4,524,766		38.35	4,183,255

(1)	Reflects weighted average price of options only.
(2)

Consists of the Second Amended and Restated Global Share Incentive Plan (2006), the Global Share Incentive Assumption Plan (2010), the Kotura, Inc. Second Amended and Restated 2003 Stock Plan, the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the EZchip Semiconductor Ltd. 2003 Amended and Restated Equity Incentive Plan, the EZchip Semiconductor Ltd. 2007 U.S. Equity Incentive Plan, the Amended and Restated EZchip Semiconductor Ltd. 2009 Equity Incentive Plan, and the Amended and Restated Employee Share Purchase Plan.

(3)	Consists of 1,110,061 options and 3,414,705 restricted share units.

(4)

Includes 3,425,469 shares available for issuance under the Amended and Restated Employee Share Purchase Plan as of December 31, 2017, of which 288,017 shares were issued under the purchase period ending February 28, 2018.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table provides information relating to the beneficial ownership of our ordinary shares as of May 1, 2018, by:

•	each shareholder known by us to own beneficially more than 5% of our ordinary shares (based on information supplied in Schedules 13D and 13G filed with the SEC, as indicated);

•	each of the four named executive officers named in the summary compensation table on page 66;

•	each of our nominees for director; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, and includes options that are currently exercisable or exercisable within 60 days of May 1, 2018. Except as indicated by footnote, and subject to community property laws where applicable, we believe the persons named in the table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them.

[This preliminary proxy statement includes anonymous shareholder nominees which will be updated to reflect the Starboard Nominees following receipt of required consents and additional information with respect to each of the Starboard Nominees.]

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085, Attention: Corporate Secretary.

	Beneficial Ownership
Name of Beneficial Owner	Ordinary Shares	Options Exercisable within 60 Days	Restricted share Units Vesting or Settled within 60 Days	Shares Beneficially Owned	Percentage of Shares Outstanding(1)
5% Shareholders:
Starboard Value LP(2)	5,466,621	—	—	5,466,621	10.5%
777 Third Avenue, 18th Floor
New York, New York 10017
Capital Research Global Investors(3)	3,811,933	—	—	3,811,933	7.3%
333 South Hope Street
Los Angeles, CA 90071
DNB Asset Management AS(4)	2,749,192	—	—	2,749,192	5.3%
Dronning Aufemias Gate 30, Bygg M-12N
0191 Oslo, Norway
Named Executive Officers, Directors and Nominees for Director:
Eyal Waldman(5)	1,783,750	—	—	1,783,750	3.4%
Shai Cohen	33,932	—	—	33,932	*
Michael Kagan	150,500	—	—	150,500	*
Marc Sultzbaugh	29,732	87,056	—	116,788	*
Thomas J. Riordan	254,200	21,428	—	46,628	*
Irwin Federman	13,200	—	—	13,200	*
Jacob Shulman	12,286	—	—	12,286	*
Amal M. Johnson	28,200	11,428	—	39,628	*
Glenda Dorchak	12,700	29,142	—	41,842	*
Thomas Weatherford	10,617	—	—	10,617	*
David Perlmutter	13,200	45,000	—	58,200	*
Dov Baharav	7,368	—	—	7,368	*
Umesh Padval	1,050	—	—	1,050	*
Steve Sanghi	1,050	—	—	1,050	*
[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting:
Starboard Nominee #1
Starboard Nominee #2
Starboard Nominee #3
Starboard Nominee #4
Starboard Nominee #5
Starboard Nominee #6
Starboard Nominee #7
Starboard Nominee #8
Starboard Nominee #9					]
All executive officers and current directors as a group (14 persons)	2,122,785	194,054	—	2,316,839	4.4%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding ordinary shares.

(1)	The applicable percentage ownership for members of our Board and named executive officers is based on 52,197,905 ordinary shares outstanding as of May 1, 2018, together with applicable options and restricted share units for such shareholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Ordinary shares subject to the options currently exercisable, or exercisable within 60 days of May 1, 2018, and ordinary shares underlying restricted share units that vest within 60 days of May 1, 2018 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person.

(2)

This information is as of March 13, 2018 and is based on the Schedule 13D/A filed with the SEC on March 13, 2018 by Starboard Value LP (“Starboard”). Starboard may be deemed to be the beneficial owner and has sole voting and dispositive power of the (i) 3,758,713 ordinary shares owned by Starboard Value and Opportunity Master Fund LTD, (ii) 440,135 ordinary shares owned by Starboard Value and Opportunity S LLC, (iii) 247,597 ordinary shares owned by Starboard Value and Opportunity C LP, (iv) 456,609 ordinary shares owned by Starboard Leaders Papa LLC and (v) 563,567 ordinary shares held in the Starboard Value LP Account.

(3)

This information is as of December 29, 2017 and is based on the Schedule 13G filed with the SEC on February 14, 2017 by Capital Research Global Investors (“Capital Research”). Capital Research is the beneficial owner and has sole voting and dispositive power of the 3,811,933 ordinary shares owned by Capital Research.

(4)

This information is as of December 31, 2017 and is based on the Schedule 13G filed with the SEC on February, 13, 2018 by DNB Asset Management AS (“DNB”). DNB is the beneficial owner and has sole voting and dispositive power of the 2,749,192 ordinary shares owned by DNB.

(5)

Includes 1,426,041 ordinary shares held by Waldo Holdings 2, a general partnership formed pursuant to the laws of Israel, of which Mr. Waldman is a general partner. Mr. Waldman has sole voting and dispositive power over all of these shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership and reports of changes in ownership with the SEC and Nasdaq. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of copies of such forms received with respect to the fiscal year 2017, we believe that all directors, executive officers and persons who own more than 10% of our ordinary shares have complied with the reporting requirements of Section 16(a).

EXECUTIVE OFFICERS

Set forth below is certain information regarding each of our executive officers as of May 1, 2018.

Name	Age	Position(s)
Eyal Waldman	57	President and Chief Executive Officer
Michael Kagan	60	Chief Technology Officer
Marc Sultzbaugh	54	Sr. Vice President of Worldwide Sales

Eyal Waldman is a co-founder of Mellanox, and has served as our president and CEO and as a member of our Board since March 1999. From March 1999 until June 2013, he also served as the chairman of our Board. From March 1993 to February 1999, Mr. Waldman served as vice president of engineering and was a co-founder of Galileo Technology, Ltd., a semiconductor company, which was acquired by Marvell Technology Group, Ltd. in January 2001. From August 1989 to March 1993, Mr. Waldman held a number of design and architecture related positions at Intel, a manufacturer of computer, networking and communications products. Mr. Waldman also serves and previously served on the boards of directors of a number of private companies. Mr. Waldman holds a Bachelor of Science in Electrical Engineering and a Master of Science in Electrical Engineering from the Technion. Mr. Waldman is located in Israel.

Michael Kagan is a co-founder of Mellanox and has served as our chief technology officer since January 2009. Previously, Mr. Kagan served as our vice president of architecture from May 1999 to December 2008. From August 1983 to April 1999, Mr. Kagan held a number of architecture and design positions at Intel. While at Intel, between March 1993 and June 1996, Mr. Kagan managed Pentium MMX design, and from July 1996 to April 1999, he managed the architecture team of the Basic PC product group. Mr. Kagan holds a Bachelor of Science in Electrical Engineering from Technion. Mr. Kagan is located in Israel.

Marc Sultzbaugh has served as our senior vice president of worldwide sales since December 2012. Previously Mr. Sultzbaugh served as vice president of worldwide sales from April 2007 until December 2012. Mr. Sultzbaugh joined Mellanox in 2001 as director of high performance computing and director of central area sales and was later promoted to senior director of sales in October 2005. Prior to joining Mellanox, he held various executive sales and marketing positions with Brooktree Semiconductor, a semiconductor company. From 1985 to 1989, Mr. Sultzbaugh was an engineer at AT&T Microelectronics, a microchip and fiber-optic component manufacturing company. He holds a Bachelor of Science degree in Electrical Engineering from The University of Missouri-Rolla and a Masters of Business Administration from The University of California, Irvine. Mr. Sultzbaugh is located in the United States.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

The Board currently consists of eleven directors. Our Corporate Governance Guidelines require that the Board be comprised of a majority of directors who qualify as independent directors as required under the rules of NASDAQ. The Board has determined that each of our current directors other than Mr. Waldman, our president and CEO, and Mr. Cohen, our former chief operating officer, is independent under the director independence standards of NASDAQ.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Information regarding independence of the Starboard Nominees will be provided as specified in Item 7(c), with respect to each Starboard Nominee as a director nominee, subject to the receipt by the Company of information provided with respect to such Starboard Nominees pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such Starboard Nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the Annual General Meeting and a consent from each Starboard Nominee to the disclosure and use by the Company of such information.]

The Companies Law provides that the Board is required to determine how many of our members of the Board should be required to have financial and accounting expertise. The Board has determined that at least one member of the Board should be required to have financial and accounting expertise. Each member of the audit committee of the Board has financial and accounting expertise as defined under Israeli law.

Board Leadership Structure

The Board believes it is in the best interest of the Company to make the determination regarding the separation of the roles of CEO and chairman of the Board based on varied considerations, including the position and direction of the Company and the membership of the Board at any given time. The Board has determined that having Eyal Waldman serve as CEO and Irwin Federman as chairman of the board is in the best interest of the Company’s shareholders at this time. This structure permits Mr. Waldman to manage our day-to-day operations and Mr. Federman to oversee the Board’s activities and, in that function, Mr. Federman serves our lead independent director.

Our independent members of the Board meet regularly in executive sessions without management present. Mr. Waldman may attend discussions related to his performance but is not present for the deliberation or decisions with regard to his compensation.

Risk Oversight

The Board oversees the Company’s risk exposures and risk management of various parts of the business, including appropriate guidelines, policies, controls and systems to minimize business risks and major financial risks and the steps management has undertaken to control them. In its risk oversight role, the Board annually reviews the Company’s strategic plan, which includes an assessment of competitive challenges and potential business risks facing the Company. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the audit committee focuses on financial risk, including internal controls and enterprise reporting systems, as described below under the section titled “Audit Committee.” In addition, in setting compensation, the compensation committee strives to create incentives that do not encourage risk-taking behavior that is inconsistent with the Company’s business strategy. Each committee regularly reports to the full Board.

Committees of the Board

The Board consists of four standing committees—the audit committee, the compensation committee, the nominating and corporate governance committee and the technology, strategy and M&A committee. From time to time, the Board may also create various ad hoc committees for special purposes. The membership of each of the four current standing committees of the Board as of May 1, 2018 is set forth below:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Technology, Strategy and M&A Committee
Dov Baharav	Chair	Member	—	—
Shai Cohen	—	—	—	Member
Glenda Dorchak	—	Member	Chair	—
Amal Johnson	—	Chair	Member	—
David Perlmutter	—	—	—	Chair
Thomas Riordan	Member	—	—	Member
Thomas Weatherford	Member	—	Member	—

Messers. Federman, Padval, Sanghi and Waldman are not members of any standing committee of the Board as of May 1, 2018.

Audit Committee

The Board must appoint an audit committee comprised of at least three directors.

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, our audit committee annually recommends our independent auditors to shareholders for approval and evaluates the independent auditors’ qualifications, independence and performance, determines the engagement of the independent auditors, reviews and approves the scope of the annual audit and the audit fee, discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements, approves the retention of the independent auditors to perform any proposed permissible non-audit services, monitors the rotation of partners of the independent auditors on the Mellanox engagement team as required by law and reviews our critical accounting policies.

Our audit committee oversees our internal audit function, reviews, approves and monitors our code of ethics and “whistleblower” procedures for the treatment of reports of concerns regarding questionable accounting or auditing matters and annually reviews the audit committee charter and the committee’s performance.

In addition, our audit committee, pursuant to its written charter which is available on our website as described below, is responsible for reviewing and, where required, approving related party transactions on an ongoing basis as required by the rules of the SEC and the Companies Law and the regulations promulgated thereunder. For purposes of compliance with U.S. rules and regulations, the audit committee conducts an appropriate review and oversight of all “related party transactions,” as required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act, for potential conflict of interest situations on an ongoing basis. The Company follows internal written procedures to review potential related party transactions, bring these potential related party transactions to the attention of the audit committee and review, approve or ratify, as necessary and appropriate, related party transactions. Under the Companies Law, our audit committee must also approve specified actions and transactions with office holders and controlling shareholders or in which an office holder or controlling shareholder has a Personal Interest. The audit committee is also required to determine whether any such action is material and whether any such transaction is an extraordinary transaction or non-negligible transaction, for the purpose of approving such action or transaction as required by the Companies Law. Under the Companies Law, a “controlling shareholder” is a shareholder who has the ability to direct the Company’s activity, excluding an ability deriving merely from holding an office of director or another office in the Company, and a person will be presumed to control the Company if he holds 50% or more of (i) our voting rights or (ii) the rights to appoint our directors or general managers. For the purpose of “transactions with an interested party,” the Companies Law definition also includes a shareholder that owns 25% or more of the voting rights in the general meeting of the Company, if there is no other person who holds more than 50% of the voting rights in the Company. Two or more persons holding voting rights in the Company each of which has a Personal Interest in the approval of the transaction being brought for approval of the Company will be considered to be joint holders. The Company is not currently aware of any controlling shareholder, as such term is defined in the Companies Law.

Additionally, under the Companies Law, the role of the audit committee is, among other things, to identify any irregularities in the business management of the Company in consultation with the Company’s independent accountants or internal auditor and to suggest an appropriate course of action. Our audit committee charter allows the committee to rely on interviews and consultations with our management, our internal auditor and our independent public accountant and does not obligate the committee to conduct any independent investigation or verification.

The audit committee also periodically reviews our insider trading compliance program and updated the policy in January 2017 to prohibit hedging of the Company’s ordinary shares. Our Second Restated Plan and our Third Restated Plan prohibit pledging of shares for which full value has not been received.

All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our Board has determined that each of the members of our audit committee is independent within the meaning of the independent director standards of NASDAQ and the SEC. Our Board has also determined that Mr. Weatherford is an audit committee financial expert as defined by the SEC rules and has the requisite financial sophistication as defined by NASDAQ rules and regulations. The Board has adopted a written charter for the audit committee. A copy of the charter is available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.”

Compensation Committee

Our compensation committee reviews and recommends our programs, policies and practices relating to compensation and benefits of our officers and employees, the principles of such compensation policies, with respect to our officers, are included in our Compensation Philosophy. Pursuant to the Companies Law, the compensation committee is required to recommend to the Board whether to approve the Compensation Philosophy’s continuation every three years and to periodically review the Compensation Philosophy and monitor its implementation. From time to time, as may be required, the compensation committee shall recommend to the Board amendments to the Compensation Philosophy as necessary to comply with the provisions of the Companies Law. The compensation committee, in consultation with our CEO (other than with regard to his own compensation) and the Board, decides how much cash compensation should be part of each officer’s total compensation by comparing the officer’s compensation against a peer group of companies listed in the survey data we utilize, considering the relative importance of short-term incentives and considering each executive officer’s performance and contributions in the relevant year. In addition, the compensation committee, in consultation with our CEO (other than with regard to his own compensation), approves and makes recommendations to the Board regarding equity-based compensation to align the interests of our management with shareholders, considering each officer’s equity holdings, the Compensation Philosophy, any relevant market data, and the officer’s performance and contributions in the relevant year. The compensation committee also manages the issuance of share options and restricted share units under our equity incentive plans. Under the Companies Law and subject to its provisions, compensation for officers is required to be approved by the compensation committee and the Board and, compensation for our CEO additionally requires approval by our shareholders. Compensation for our non-employee directors also requires approval by our shareholders, following the approval by the compensation committee and the Board. The compensation committee may delegate its responsibilities to a subcommittee, except its responsibilities to review and approve the Compensation Philosophy and the compensation for named executive officers, non-employee directors, and employees reporting to our CEO, to oversee and review all annual bonuses, long-term incentive compensation including equity awards, employee pension and welfare benefits, for any matters involving executive compensation or any matters where it has determined such compensation is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3.

The compensation committee also has authority to retain, obtain the advice of and fund compensation consultants, independent legal counsel and other advisers and is generally responsible for considering the independence of such advisers prior to selecting or receiving advice from them. As noted above, in the second half of 2016, our compensation committee engaged Compensia, an independent third party compensation consulting firm, to assist in discrete projects and report to the compensation committee, including selecting the Peer Group, gathering general industry compensation data, conducting a review of total compensation of certain named executive officers and members of the Board, and providing advice with respect to certain executive and Board compensation issues that arose in the latter half of 2016, and Compensia’s studies were referenced in 2017. In February 2018, the Compensation Committee engaged Radford (part of Aon Hewitt, a business unit of Aon PLC) specifically for CEO and CFO compensation review. In order to determine and confirm independence, before engaging any consultant, each consultant completes an independence questionnaire provided by the Company.

The compensation committee annually reviews and evaluates the goals and objectives of our incentive compensation plans and monitors the results against the approved goals and objectives, including, among others, to determine that our incentive compensation plans do not present risks that are likely to have a material adverse effect on the Company in the future. All members of our compensation committee are independent under the applicable rules and regulations of the SEC, NASDAQ and the U.S. Internal Revenue Code. The Board has adopted a written charter for the compensation committee. A copy of the charter is available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.”

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for making recommendations to the Board regarding candidates for directorships and the composition and organization of the Board. The nominating and corporate governance committee is also responsible for overseeing our Corporate Governance Guidelines and reporting and making recommendations to the Board concerning governance matters. In addition, the nominating and corporate governance committee oversees the annual performance of our CEO, the annual CEO succession planning, and the Board’s and its committees’ annual performance self-evaluations and adoption of practices to address feedback from the evaluations. We believe that the composition of our nominating and corporate governance committee meets the criteria for independence under, and the functioning of our nominating and corporate governance committee complies with, the applicable rules and regulations of the SEC and NASDAQ. The Board has adopted a written charter for the nominating and corporate governance committee. A copy of the charter is available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.”

Technology, Strategy and M&A Committee

Our technology, strategy and M&A committee, assists the Board, CEO and his staff in reviewing and discussing technology plans, decisions and potential transactions. The technology, strategy and M&A committee’s responsibilities include providing general counsel and commentary on our competitiveness, the strength and competitiveness of our engineering processes and disciplines, our technology planning processes to support our growth objectives, our engineering leadership strategy and technology aspects pertinent to potential strategic investments, mergers and acquisitions. The Board has adopted a written charter for the technology, strategy and M&A committee. A copy of the charter is available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.”

Meetings Attended by Directors

In accordance with our Corporate Governance Guidelines, the Board will meet at least five (5) times annually, in addition to any special meetings, and a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the chairman of the Board or the chairman of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting.

The Board held a total of 18 meetings during 2017. The audit committee, compensation committee, nominating and corporate governance committee and technology, strategy and M&A committee held 9, 6, 5, and 6 meetings, respectively, during 2017. During 2017, each of our directors attended or participated in at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which he or she served.

Our Corporate Governance Guidelines also require that our independent directors will meet in executive session without non-independent directors or management present on a regularly scheduled basis, but no less than twice per year.

Our directors are encouraged to attend our Annual General Meeting although we do not maintain a formal policy regarding director attendance at the Annual General Meeting. In 2017, none of our directors attended the annual general meeting.

Consideration of Director Nominees

Shareholder Nominations and Recommendations.    Our Articles set forth the procedure for the proper submission of shareholder nominations for membership on the Board as previously discussed. In addition, the nominating and corporate governance committee may consider properly submitted shareholder recommendations for candidates for membership on the Board. A shareholder may make such a recommendation by submitting the following information to the secretary of the Company at the offices of Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085: the name and address of both the shareholder who intends to make the nomination and of the person or persons to be nominated; a representation that the recommending shareholder is a holder of record of our ordinary shares and is entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the candidate; if applicable, a description of all arrangements or understandings between the shareholder and each nominee pursuant to which nominations are to be made by the shareholder; the consent of each nominee to serve as a director if so elected; and a declaration signed by each nominee declaring that there is no limitation under the Companies Law for the appointment of such nominee. Shareholders are also advised to review our Articles, which contain additional requirements with respect to shareholder nominees for the Board. The chairman of the Board may refuse to acknowledge the nomination of any person not made in compliance with these procedures.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: At the Extraordinary General Meeting, the shareholders approved the Universal Proxy Card Proposal which amended our Articles to provide that, among other things, a nominating shareholder must provide: (1) the consent of each nominee to (i) be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in such meeting, and (ii) the disclosure and use by the Company and each nominating shareholder of any information provided with respect to such nominee pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to such general meeting; (2) the name and address of such nominating shareholder and each of its nominees for election as a director, a representation that the nominating shareholder is a holder of record of at least 1% of the outstanding voting power in the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate its nominees for election as director, and a description of all arrangements or understandings between the nominating shareholder and each of its nominees for election as director and any other person or persons pursuant to which the nomination or nominations are made by the nominating shareholder, and the information specified in Items 4(b) and 5(b) of Schedule 14A with respect to each shareholder nominee as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each shareholder nominee as a director nominee; and (3) information and declarations required to be delivered to the Company under the Companies Law. The foregoing consents and information must be provided by the nominating shareholder to the Company (a) with respect to an election to be held at an annual general meeting of shareholders, not later than ninety (90) days prior to the anniversary date of the immediately preceding annual general meeting or if the annual general meeting is not held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, then by the later of sixty (60) days prior to the date of the annual general meeting or ten

(10) days following and including the date of the public announcement of the Company’s intent to hold the annual general meeting not within thirty (30) days of the anniversary of the immediately preceding annual general meeting, which is required to be at least fifty (50) days prior to the date of such meeting; and (b) with respect to an election to be held at an extraordinary general meeting of shareholders for the election of directors, by the later of ninety (90) days prior to the date of such extraordinary general meeting or ten (10) days following and including the date of the public announcement of the Company’s intent to hold such extraordinary general meeting, which is required to be at least fifty (50) days prior to the date of such meeting.

The Company will provide each nominating shareholder with the above information, consents and disclosures received from any other nominating shareholder within five (5) days from and including the last date for a nominating shareholder to provide such information to the Company with respect to any annual general meeting or any extraordinary general meeting, as described above.

The Company will be required to deliver to each nominating shareholder the information specified in Items 4(b) and 5(b) of Schedule 14A, with respect to each of the Company’s nominees as a participant in the solicitation of proxies by the nominating shareholder and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of the Company’s nominees as a director nominee. The Company will provide this information no later than (a) with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is held within thirty (30) days of the anniversary date of the immediately preceding annual general meeting, sixty (60) days prior to the date of such meeting, (b) with respect to an election of directors to be held at an annual general meeting of shareholders, to the extent the annual general meeting is not held within thirty (30) days from the date of the immediately preceding annual general meeting, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such annual general meeting; and (c) with respect to an election of directors to be held at an extraordinary general meeting of shareholders, within five (5) days after the last day that shareholders may submit notice of their intent to make a nomination or nominations for the election of directors at such extraordinary general meeting.

As a result, nominating shareholders will have all of the information they are required to disclose with respect to all of the Company’s and each other nominating shareholder’s nominees at least thirty-five (35) days prior to the date of any applicable general meeting.]

Director Qualifications.    Members of the Board should have the highest professional and personal ethics and values and conduct themselves in a manner that is consistent with our Code of Business Conduct and Ethics. While the nominating and corporate governance committee has not established specific minimum qualifications for director candidates, the committee believes that candidates and nominees must reflect a board of directors that comprises directors who have: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly traded company in today’s business environment; experience in the Company’s industry and with relevant social policy concerns; experience as a board member of another publicly held company; academic expertise in an area of the Company’s operations; diversity of experience and perspective including but not limited to diversity in gender, race, culture and nationality; and practical and mature business judgment, including ability to make independent analytical inquiries. In further consideration of the time a director nominee may have to devote to his or her service to the Company, the Board has determined that its non-employee directors may not serve on more than five (5) other public boards and that the CEO of the Company may not serve on more than two (2) public boards in addition to the Company’s board. The qualifications required of the members of the Board are set forth in our Corporate Governance Guidelines and the nominating and corporate governance committee charter.

Identifying and Evaluating Director Nominees.    Although candidates for nomination to the Board typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Board through professional search firms, shareholders or other persons. The nominating and corporate governance committee reviews the qualifications of any candidates who have been properly brought to the committee’s attention. Such review may, at the committee’s discretion, include a review solely of information provided to the committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the committee deems proper. The nominating and corporate governance committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the committee considers many factors, including issues of character, judgment, independence, age, expertise, diversity of experience and perspective including diversity in gender, race, culture and nationality, length of service, other commitments and other similar factors and the composition of the board as a whole. The committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. Candidates properly recommended by shareholders are evaluated by the committee using the same criteria as other candidates.

Code of Business Conduct and Ethics

We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics reflects our values and the business practices and principles of behavior that support this commitment. The code applies to all of our officers, directors and employees and satisfies SEC rules for a “code of ethics” required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the NASDAQ listing standards requirement for a “code of conduct.” The code is available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.” We will post any amendment to the code, as well as any waivers that are required to be disclosed by the rules of the SEC or NASDAQ, on our website.

Corporate Governance Guidelines

We have adopted a comprehensive set of Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities and to serve the interests of the Company and our shareholders. These Corporate Governance Guidelines set forth principles in addition to those set forth in our compensation committee, audit committee, nominating and corporate governance committee, and technology, strategy and M&A committee charters. The Corporate Governance Guidelines and the committee charters are available on our website at www.mellanox.com under “Company—Investor Relations—Corporate Governance.”

Risk Assessment and Compensation Practices

Our management assessed and discussed with our compensation committee and board of directors the Company’s compensation policies and practices for our employees as they relate to our risk management and, based upon this assessment, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future.

Our employees’ base salaries are fixed in amount and thus we do not believe that they encourage excessive risk-taking. While performance-based cash bonuses and sales commissions focus on achievement of short-term and mid-term or annual goals, which may encourage the taking of short-term and mid-term risks at the expense of long-term results, we believe that our internal controls help mitigate this risk and our performance-based cash bonuses and sales commissions are limited, representing a small portion of the total compensation opportunities available to most employees. We also believe that our performance-based cash bonuses and sales commissions appropriately balance risk and the desire to focus our employees on specific short-term and mid-term goals important to our success and do not encourage unnecessary or excessive risk-taking.

A significant proportion of the compensation provided to our employees and non-employee directors is in the form of long-term equity-based incentives that are important to help further align our employees’ and directors’ interests with those of our shareholders. We do not believe that these equity-based incentives encourage unnecessary or excessive risk taking because their ultimate value is tied to our share price. In addition, we generally stagger grants of equity-based awards and, in the case of employees, subject them to long-term vesting schedules to help ensure that employees have significant value tied to the long-term performance of our ordinary shares. Certain specified executive officers and our non-employee directors are also subject to share ownership guidelines and holding requirements to further align our employees’ and directors’ interests with our shareholders’ interests.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving on the Board or compensation committee.

Certain Relationships and Related Transactions

In our last fiscal year, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of our ordinary shares or any members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. For a description of our related party transactions procedures, see “—Audit Committee.”

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Information regarding any material interest that any of the Starboard Nominees has in any transaction since the commencement of the Company’s most recently completed fiscal year or in any proposed transaction with the Company will be provided as specified in Item 7(b), with respect to each Starboard Nominee as a director nominee, subject to the receipt by the Company of information provided with respect to such Starboard Nominees pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such Starboard Nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the Annual General Meeting and a consent from each Starboard Nominee to the disclosure and use by the Company of such information.]

Family Relationships

There are no family relationships among any of our directors or executive officers.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Information regarding any family relationship between any of the Starboard Nominees and any other director, executive officer or director nominee will be provided as specified in Item 7(b), with respect to each Starboard Nominee as a director nominee, subject to the receipt by the Company of information provided with respect to such Starboard Nominees pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such Starboard Nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the Annual General Meeting and a consent from each Starboard Nominee to the disclosure and use by the Company of such information.]

Communications with the Board

We provide a process for shareholders to send communications to the Board, any committee of the Board or any individual director, including non-employee directors. Shareholders may communicate with the Board by writing to: Board of Directors, c/o Corporate Secretary, Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. The secretary will forward correspondence to the Board, one of the committees of the Board or an individual director, as the case may be, or, if the secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

Director Compensation

In October 2006, our Board adopted a compensation program for non-employee directors which became effective on February 6, 2007 and was last amended at our 2017 annual general meeting of shareholders held on

April 25, 2017. The current annual cash compensation amounts payable to each non-employee member of our Board for their annual board services are set forth in the table below:

Annual Fees
Board membership	$45,000
Additional amounts, as applicable, payable to:
Chairperson of the Board	$30,000
Chairperson of the audit committee	$25,000
Chairperson of the compensation committee	$15,000
Chairperson of the nominating and corporate governance committee	$10,000
Chairperson of the technology, strategy and M&A committee	$10,000
Member of the audit committee (other than chairperson)	$10,000
Member of the compensation committee (other than chairperson)	$7,400
Member of the nominating and corporate governance committee (other than chairperson)	$5,000
Member of the technology, strategy and M&A committee (other than chairperson)	$5,000

Our non-employee directors are reimbursed for expenses incurred in connection with attending board and committee meetings, and are entitled to insurance, exemption and indemnification as customary for officers in the Company.

In addition to cash compensation, under the existing board compensation plan, each of our non-employee directors receive an annual automatic, non-discretionary award of 4,200 restricted share units. Annual awards to our non-employee directors who continue to serve as a non-employee director following the annual general meeting will typically be processed on the first day of the month following the date of each annual general meeting. The annual award vests, in equal monthly increments over the 12 months following the applicable annual general meeting and will be 100% vested on the 12-month anniversary of the grant date, provided the director continues to serve as a non-employee director.

Our directors have a three-month period following cessation of service to our Company in which to exercise any outstanding vested options, except in the case of a director’s death or disability, in which case the options will be exercisable by the director or his or her estate or beneficiary for a 12-month period following the cessation of services. Options and restricted share units granted to our non-employee directors will fully vest and become immediately exercisable upon a change in control of our Company.

In addition, effective as of our 2015 annual general meeting of shareholders, each of our non-employee directors became subject to a policy requiring that he or she hold shares of the Company in the value of at least three times his or her annual retainer fees. All our non-employee directors have until February 2020 to comply with this policy. This policy is set forth in our Executive Officer and Director Share Ownership Policy and our Corporate Governance Guidelines. In January 2017, the board of directors also adopted a holding policy whereby, in the case that a non-employee director (or specified employee) does not hold the minimum share ownership by his or her fifth anniversary of becoming subject to the ownership policy, he or she will be required to retain the lesser of (i) twenty-five percent (25%) of the gross number of shares acquired upon an exercise, vesting or settlement or (ii) fifty percent (50%) of the number of shares remaining after satisfying the exercise price, if any, and tax withholding requirements.

The table below sets forth information regarding compensation provided by us to our non-employee directors during the year ended December 31, 2017.

Director Compensation in Fiscal Year 2017

Name	Fees Earned or Paid in Cash ($)	Share Awards ($)(1)	Total ($)
Dov Baharav	71,175	213,990	285,165
Shai Cohen	49,500	213,990	263,490
Glenda Dorchak	61,800	213,990	275,790
Irwin Federman	73,250	213,990	287,240
Amal Johnson	65,000	213,990	278,990
David Perlmutter	56,250	213,990	270,240
Thomas Riordan	61,250	213,990	275,240
Thomas Weatherford	65,875	213,990	279,865

(1)

Amounts shown in this column represent the fair value of restricted share units granted on April 25, 2017. The fair value of the restricted share units is based on the closing market price of our ordinary shares on the grant date, as calculated under FASB ASC Topic 718.

The aggregate number of ordinary shares subject to outstanding options and restricted share units awards for each of our directors as of December 31, 2017 is as follows:

Name	Shares Subject to Outstanding Options as of 12/31/17 (#)	Shares Subject to Unvested Restricted Stock Units as of 12/31/17 (#)
Dov Baharav	—	1,750
Shai Cohen	—	1,750
Glenda Dorchak	34,142	1,750
Irwin Federman	—	1,750
Amal Johnson	11,428	1,750
David Perlmutter	45,000	1,750
Thomas Riordan	21,428	1,750
Thomas Weatherford	—	1,750

WHERE YOU CAN FIND ADDITIONAL INFORMATION

This proxy statement is accompanied by our 2017 annual report to shareholders, which includes a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, as amended, as filed with the SEC, excluding exhibits. Each shareholder solicited under this proxy statement can obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2017, as amended, without charge, except for exhibits to such report, by sending a written request to Investor Relations, c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085. Exhibits to our Annual Report on Form 10-K, as amended, are available upon written request, as directed above, and payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such shareholders can also access an electronic copy of this proxy statement and our 2017 annual report to shareholders at https://www.stockholderdocs.com/mlnx. Copies of this proxy statement and our Annual Report on Form 10-K, as amended, for the year ended December 31, 2017 may also be obtained without charge through the SEC’s website at www.sec.gov.

In addition, we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may call the SEC at 1-800-SEC-0330 for further information about the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and through our website at www.mellanox.com.

OTHER MATTERS

This proxy statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on the Company’s current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by the Company. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect the Company’s business, particularly those mentioned in the risk factors in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017 and in our periodic reports on Form 10-Q.

Our principal executive offices are located at Hakidma 26, Ofer Industrial Park Yokneam, Israel 2069200.

As of the date of this proxy statement, no shareholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the Annual General Meeting. Accordingly, the only items of business that the Board intends to present at the Annual General Meeting are set forth in this proxy statement.

If any other matter or matters are properly brought before the meeting, the persons named as proxyholders in the WHITE proxy card will use their discretion to vote on the matters in a manner consistent with the Companies Law, Rule 14a-4(c) of the Exchange Act and in accordance with their best judgment as they deem advisable.

By order of the Board,

Irwin Federman
Chairman of the Board

                    , 2018

APPENDIX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES

ASSOCIATED WITH MELLANOX

Under applicable SEC rules and regulations, members of the Board and certain officers and employees of the Company are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual General Meeting. The following sets forth certain information about the members of the board and certain officers and employees of the Company who are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual General Meeting.

[If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting: Information regarding the Starboard Nominees who are “participants” with respect to the Company’s solicitation of proxies in connection with the Annual General Meeting is provided in Appendix B below, subject to the receipt of required consents and additional information with respect to each of the Starboard Nominees.]

Directors and Nominees

The following table sets forth the names and business addresses of the Company’s directors (each of whom is also a nominee for director), as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on. The principal occupations or employment of the Company’s directors are set forth under the title “Mellanox Director Nominees” in this proxy statement.

Name	Business Name and Address
Irwin Federman	U.S. Venture Partners 1460 El Camino Real, Suite 100, Menlo Park, California 94025

Eyal Waldman	c/o Mellanox Technologies, Ltd. Hakidma 26, Ofer Industrial Park Yokneam, Israel 2069200

Dov Baharav	c/o Mellanox Technologies, Ltd. Hakidma 26, Ofer Industrial Park Yokneam, Israel 2069200

Shai Cohen	Proteantecs, Ltd. 2 Pal Yam Avenue, Haifa, Israel 33095

Glenda Dorchak	c/o Mellanox Technologies, Inc. 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085

Amal Johnson	c/o Mellanox Technologies, Inc. 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085

Umesh Padval	Thomvest Ventures 203 Redwood Shores Pkwy, Suite 680, Redwood City, California 94065

David Perlmutter	Eucalyptus Growth Capital 38 Habarzel St., Tel Aviv, Israel 6971054

Thomas Riordan	c/o Mellanox Technologies, Inc. 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085

Steve Sanghi	Microchip Technology Inc. 2355 West Chandler Blvd., Chandler, Arizona 85224

Thomas Weatherford	c/o Mellanox Technologies, Inc. 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085

Certain Officers and Employees

The following table sets forth the name and principal occupation of the Company’s officer who is a “participant.” The principal business address of such person is c/o Mellanox Technologies, Inc., 350 Oakmead Parkway, Suite 100, Sunnyvale, California 94085.

Name	Principal Occupation
Alinka Flaminia	Senior Vice President, General Counsel

Information Regarding Ownership of the Company’ Securities by the Participants

Except as described in this Appendix A or in this proxy statement, none of the persons listed above under the titles “Directors and Nominees” or “Certain Officers and Employees” owns any securities of the Company of record that they do not beneficially own. As of May 1, 2018, the number of securities of the Company beneficially owned by directors and executive officers who are participants is set forth under the title “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement. As of May 1, 2018, the number of the Company securities beneficially owned by the Company’s other employee who is a “participant” is set forth below.

Name	Company Securities Owned
Alinka Flaminia	3,710

Information Regarding Transactions in the Company’s Securities by the Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under the titles “Directors and Nominees” and “Certain Officers and Employees.” None of the purchase prices or market values of the securities listed below are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold March 31, 2016 through May 1, 2018

Name and Position	Date	Number of Company Securities Acquired or (Disposed of)	Transaction Description
Irwin Federman	08/18/2017	(600)	Gift of shares
	04/25/2017	4,200	Grant—RSU Award
	05/10/2016	4,500	Grant—RSU Award
	04/26/2016	(25,000)	Sale of shares

Eyal Waldman	02/01/2018	(1,975)	Sale of shares pursuant to Rule 10b5-1 trading plan
	12/29/2017	(2,500)	Exercise of options and purchase and sale of underlying shares pursuant to Rule 10b5-1
	12/28/2017	(2,500)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	12/1/2017	(5,000)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	11/30/2017	(7,500)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan

Name and Position	Date	Number of Company Securities Acquired or (Disposed of)	Transaction Description
	11/21/2017	(2,500)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	11/08/ 2017	(79,472)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	11/08/2017	(42,300)	Sale of shares pursuant to Rule 10b5-1 trading plan
	08/31/2017	516	Purchase of shares pursuant to Company’s Employee Share Purchase Plan (“ESPP”)
	04/25/2017	90,000	Grant—RSU Award
	03/31/2017	(10,000)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	03/10/2017	(21,400)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	03/10/2017	(1,994)	Sale of shares
	02/23/2017	(100)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	09/30/2016	(28,572)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	08/31/2016	481	Purchase of shares pursuant to Company ESPP
	07/29/2016	(28,576)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	06/30/2016	(22,856)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	05/09/2016	100,000	Grant—RSU Award
	04/29/2016	(17,140)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan

Dov Baharav	11/16/2017	(20,000)	Sale of shares
	10/31/2017	(19,000)	Exercise of options and purchase and sale of underlying shares
	04/25/2017	4,200	Grant—RSU Award
	05/10/2016	4,500	Grant—RSU Award

Shai Cohen	01/24/2018	(35,000)	Sale of shares
	10/30/2017	(50,000)	Sale of shares
	08/01/2017	(37,454)	Sale of shares
	07/31/2017	(12,546)	Sale of shares
	04/25/2017	4,200	Grant—RSU Award

Name and Position	Date	Number of Company Securities Acquired or (Disposed of)	Transaction Description
	02/15/2017	(10,000)	Sale of shares
	12/08/2016	(2,250)	Sale of shares
	06/08/2016	(25,000)	Sale of shares
	05/10/2016	4,500	Grant—RSU Award

Glenda Dorchak	01/04/2018	(5,000)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	01/04/2018	(500)	Sale of shares pursuant to a 10b5-1 trading plan
	11/08/2017	(1,000)	Sale of shares pursuant to a 10b5-1 trading plan
	11/08/2017	(7,000)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	04/25/2017	4,200	Grant—RSU Award
	02/22/2017	(2,000)	Sale of shares
	08/18/2016	(2,000)	Sale of shares
	08/04/2016	(1,500)	Sale of shares
	05/17/2016	(1,500)	Sale of shares
	05/10/2016	4,500	Grant—RSU Award

Alinka Flaminia	05/01/2018	(592)	Sale of shares to satisfy tax withholding on vesting of RSUs
	02/28/2018	133	Purchase of shares pursuant to Company’s ESPP
	02/01/2018	(1,400)	Sale of shares to satisfy tax withholding on vesting of RSUs
	08/31/2017	131	Purchase of shares pursuant to Company’s ESPP
	04/25/2017	3,000	Grant—RSU Award
	11/23/2016	15,000	Grant—RSU Award

Amal Johnson	11/30/2017	(2,857)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	11/08/2017	(5,714)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	04/25/2017	4,200	Grant—RSU Award
	03/10/2017	(2,857)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	09/27/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	08/30/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan

Name and Position	Date	Number of Company Securities Acquired or (Disposed of)	Transaction Description
	07/26/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	06/28/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	05/31/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan
	05/10/2016	4,500	Grant—RSU Award
	04/26/2016	(3,571)	Exercise of options and purchase and sale of underlying shares pursuant to a Rule 10b5-1 trading plan

Umesh Padval	03/01/2018	4,200	Grant—RSU Award

David Perlmutter	11/08/2017	(5,000)	Exercise of options and purchase and sale of underlying shares
	04/25/2017	4,200	Grant—RSU Award
	05/10/2016	4,500	Grant—RSU Award

Thomas Riordan	10/31/2017	(1,000)	Sale of shares
	04/25/2017	4,200	Grant—RSU Award
	11/29/2016	(150)	Gift of shares
	11/29/2016	(250)	Gift of shares
	11/29/2016	(200)	Gift of shares
	06/03/2016	(1,000)	Sale of shares
	05/10/2016	4,500	Grant—RSU Award

Steve Sanghi	03/01/2018	4,200	Grant—RSU Award

Thomas Weatherford	11/17/2017	(2,250)	Sale of shares
	4/25/2017	4,200	Grant—RSU Award
	03/01/2017	(5,000)	Sale of shares
	07/26/2016	(4,500)	Sale of shares
	05/10/2016	4,500	Grant—RSU Award

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or in this proxy statement, no participant or any of their respective associates or affiliates is either a party to any transaction or series of transactions since January 1, 2017, or has knowledge of any current proposed transaction or series of proposed transactions to which the Company or any of its subsidiaries was or is to be a participant in which the amount involved exceeds $120,000 and in which any participant or affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or in this proxy statement, (1) no participant or any of their respective associates or affiliates, directly or indirectly, beneficially owns any securities of the Company, any parent of the Company or any subsidiary of the Company; and (2) no participant or any of their respective associates or affiliates owns any securities of the Company of record but not beneficially.

Except as described in this Appendix A or in this proxy statement, no participant or any of their respective associates or affiliates has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this Appendix A or in this proxy statement, there are no contracts, arrangements or understandings by any participant or any of their respective associates or affiliates, since March 31, 2017, with any person with respect to any securities of the Company, including but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

As described in this proxy statement, Irwin Federman, Eyal Waldman, Dov Baharav, Shai Cohen, Glenda Dorchak, Amal Johnson, Umesh Padval, David Perlmutter, Thomas Riordan, Steve Sanghi and Thomas Weatherford each has an interest in Proposal One. As described in this proxy statement, Eyal Waldman has an interest in Proposals Two and Three. Eyal Waldman and Alinka Flaminia are employees of Mellanox and will be eligible to participate in the Third Restated Plan. Except as described in this Appendix A or in this proxy statement, no participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual General Meeting.

Except as described in this Appendix A or in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual General Meeting.

Except as described in this Appendix A or in this proxy statement, during the past ten years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

[If the Universal Proxy Card Proposal is adopted at the Extraordinary General Meeting:

APPENDIX B

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES

ASSOCIATED WITH STARBOARD

Under applicable SEC rules and regulations the Starboard Nominees are deemed to be “participants” with respect to the Company’s solicitation of proxies in connection with the Annual General Meeting. The following sets forth certain information about those persons.

[This preliminary proxy statement includes anonymous shareholder nominees which will be updated to reflect the Starboard Nominees following receipt of required consents and additional information with respect to each of the Starboard Nominees.]

Any information contained in this Appendix B regarding the Starboard Nominees is based on information provided by Starboard to the Company as specified in Items 4(b) and 5(b) of Schedule 14A promulgated under the Exchange Act with respect to each of its nominees as a participant in the solicitation of proxies by the Company and the information specified in Items 7(a), (b) and (c) of Schedule 14A, with respect to each of its nominees as a director nominee, and is subject to the receipt of such information and consents provided by each Starboard Nominee to the Company (i) to be named as a nominee for election as a director of the Company in any proxy statement or proxy card used in the Annual General Meeting and (ii) to the disclosure and use by the Company of such information. We have not verified the accuracy of such information.

The Starboard Nominees are NOT endorsed by the Board. The Board urges you NOT to sign or return the blue proxy card sent to you by Starboard and to disregard any blue proxy card and proxy solicitation materials that may be sent to you by Starboard.

Starboard Nominees

The following table sets forth the names and business addresses of the Starboard Nominees, as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of the directors is carried on.

Name	Principal Occupation	Business Name and Address
Starboard Nominee #1
Starboard Nominee #2
Starboard Nominee #3
Starboard Nominee #4
Starboard Nominee #5
Starboard Nominee #6
Starboard Nominee #7
Starboard Nominee #8
Starboard Nominee #9

B-1

Information Regarding Ownership of the Company’ Securities by the Participants

As of                 , the number of the Company securities beneficially owned by Starboard Nominees is set forth below.

Name	Company Securities Owned	Shares Owned Of Record That Are Not Beneficially Owned
Starboard Nominee #1
Starboard Nominee #2
Starboard Nominee #3
Starboard Nominee #4
Starboard Nominee #5
Starboard Nominee #6
Starboard Nominee #7
Starboard Nominee #8
Starboard Nominee #9

Information Regarding Transactions in the Company’s Securities by the Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the Starboard Nominees. None of the purchase prices or market values of the securities listed below are represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold through

Name and Position	Date	Number of Company Securities Acquired or (Disposed of)	Notes
Starboard Nominee #1
Starboard Nominee #2
Starboard Nominee #3
Starboard Nominee #4
Starboard Nominee #5
Starboard Nominee #6
Starboard Nominee #7
Starboard Nominee #8
Starboard Nominee #9

Miscellaneous Information Concerning Starboard Nominees

If the Universal Proxy Card Proposal is approved at the Extraordinary General Meeting, information regarding the Starboard Nominees as required by Item 5(b) of Schedule 14A will be provided, subject to the receipt by the Company of information provided with respect to such Starboard Nominees pursuant to our Articles or that is otherwise publicly filed with the SEC with respect to such Starboard Nominee in any proxy statement, proxy card or other proxy materials used in connection with or relating to the Annual General Meeting and a consent from each Starboard Nominee to the disclosure and use by the Company of such information.]

B-2

APPENDIX C

MELLANOX TECHNOLOGIES, LTD.

THIRD AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

1.	NAME AND PURPOSE.

1.1    This plan shall be known as the Mellanox Technologies, Ltd. Third Amended and Restated Global Share Incentive Plan (2006) (the “Plan”).

The Board of Directors adopted the Mellanox Technologies, Ltd. Global Share Incentive Plan (2006) (the “2006 Plan”) on October 26, 2006, and the 2006 Plan was approved by the Company’s shareholders on December 5, 2006. The 2006 Plan was amended and restated by the Board as of March 14, 2016 (the “First Restated Plan”), and the First Restated Plan was approved by the Company’s shareholders on May 9, 2016. The First Restated Plan was amended and restated by the Board of Directors as of February 14, 2017 (the “Second Restated Plan”), and the Second Restated Plan was approved by the Company’s shareholders on April 25, 2017. The Second Restated Plan is hereby amended and restated by the Board effective as of May 5, 2018 (the “Effective Date”), subject to the approval by the Company’s shareholders within twelve months of the date it is approved by the Board of Directors.

1.2    The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Service Providers of the Company and its affiliates and subsidiaries, if any, and to promote the Company’s business by providing such individuals with opportunities to receive Awards pursuant to the Plan and to strengthen the sense of common interest between such individuals and the Company’s shareholders.

1.3    Awards granted under the Plan to Service Providers in various jurisdictions may be subject to specific terms and conditions for such grants may be set forth in one or more separate appendix to the Plan, as may be approved by the Board of Directors of the Company from time to time.

2.	DEFINITIONS.

“Administrator” shall mean the Board of Directors or a Committee.

“Appendix” shall mean any appendix to the Plan adopted by the Board of Directors containing country-specific or other special terms relating to Awards.

“Award” shall mean a grant of Options, Restricted Shares (or Restricted Stock), Restricted Share Units, Performance Share Units or Other Equity-Based Awards or allotment of Shares hereunder (including under any Appendix). All Awards shall be confirmed by an Award Agreement, and subject to the terms and conditions of such Award Agreement.

“Award Agreement” shall mean a written or electronic instrument setting forth the terms applicable to a particular Award.

“Board of Directors” shall mean the board of directors of the Company.

“Cause” shall have the meaning ascribed to such term or a similar term as set forth in the Participant’s employment agreement or the agreement governing the provision of services by a non-employee Service Provider, or, in the absence of such a definition: (i) conviction (or plea of nolo contendere) of any felony or crime involving moral turpitude or affecting the Company; (ii) repeated and unreasonable refusal to carry out a reasonable and lawful directive of the Company or of Participant’s supervisor which involves the business of the Company or its affiliates and was capable of being lawfully performed; (iii) fraud or embezzlement of funds of the Company or its affiliates; (iv) any breach by a director of his / her fiduciary duties or duties of care towards the Company; and (v) any disclosure of confidential information of the Company or breach of any obligation not to compete with the Company or not to violate a restrictive covenant.

“Change in Control” shall mean and includes each of the following:

(a)    A transaction or series of transactions (other than an offering of Shares to the general public through a registration statement filed under the laws of any applicable jurisdiction) whereby any person or related group of persons (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b)    During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board of Directors together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Subsections (a) or (c) hereof) whose election by the Board of Directors or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or shares of another entity, in each case other than a transaction:

(i)    Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)    After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Subsection (c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)    The Company’s shareholders approve a liquidation or dissolution of the Company.

Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).

The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

“Committee” shall mean the compensation committee or other committee as may be appointed and maintained by the Board of Directors, in its discretion, to administer the Plan, to the extent permissible under applicable law, as amended from time to time.

“Company” shall mean Mellanox Technologies, Ltd., an Israeli company, and its successors and assigns.

“Companies Law” shall mean the Israeli Companies Law 5759-1999, as amended from time to time.

“Consultant” shall mean any natural person who (either directly or through his or her employer) is an advisor or consultant providing bona fide services to the Company or any affiliate thereof, other than an individual who provides services in connection with the offer or sale of securities in a capital raising transaction or who directly or indirectly promotes or maintains a market for the Company’s securities.

“Corporate Charter” shall mean the Articles of Association of the Company, and any subsequent amendments or replacements thereto.

“Disability” shall have the meaning ascribed to such term or a similar term in the Participant’s employment agreement (where applicable), or in the absence of such a definition, the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant for a consecutive period of 180 days.

“Effective Date” shall have the meaning ascribed to it in Section 1.1 hereof.

“Equity Restructuring” shall mean a non-reciprocal transaction between the Company and its shareholders, such as a share dividend, share split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the share price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.

“Non-Employee Director” shall mean a member of the Board of Directors who is not an employee of the Company or any of its affiliates.

“Options” shall mean options to purchase Shares awarded under the Plan.

“Other Equity-Based Award” shall mean any right that relates to or is valued by reference to Shares that is not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Administrator shall determine, including, without limitation, the attainment of Performance Goals.

“Outstanding Qualified Performance-Based Awards” shall mean any Awards granted prior to and that are outstanding as of the Effective Date and that are intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97. For the avoidance of any doubt, all provisions of the Plan governing Outstanding Qualified Performance Awards that were in effect prior to the Effective Date shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the Effective Date.

“Participant” shall mean a recipient of an Award hereunder who executes an Award Agreement.

“Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but are not limited to, the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders’ equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per Share, price per Share, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

“Performance Goals” means, for a Performance Period, the goals established by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, a business or functional unit, or an individual, or in any other manner determined appropriate by the Administrator. The Administrator, in its sole discretion, may provide that one or more adjustments shall be made to one or more of the Performance Goals. Such adjustments may include, but are not limited to, one or more of the following: (i) items related to a change in applicable accounting standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any share dividend, share split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to non-cash income or expense or (xxi) items relating to any other unusual or nonrecurring events or changes in applicable law, applicable accounting standards or business conditions.

“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, an Award that is subject to the attainment of Performance Goals.

“Performance Share Unit” means an Award that shall be evidenced by a bookkeeping entry representing the equivalent of such number of Shares that may become issuable under an Award pursuant to the terms and conditions of the Award and that shall be subject to such terms, conditions, restrictions and vesting requirements as determined by the Administrator, including, without limitation, a Participant’s continued service for a specified period and/or the attainment of Performance Goals or other performance conditions.

“Prior Plans” shall mean the Company 1999 United States Equity Incentive Plan, the Company 1999 Israeli Share Option Plan, the Company 2003 Israeli Share Option Plan, the Voltaire Ltd. 2007 Incentive Compensation Plan, the Voltaire Ltd. Section 102 Stock Option/Stock Purchase Plan, the Voltaire, Ltd. 2001 Section 102 Stock Option/Stock Purchase Plan, the Voltaire Ltd. 2001 Stock Option Plan, the Kotura, Inc. Second Amended and Restated 2003 Stock Plan, the IPtronics, Inc. 2013 Restricted Stock Unit Plan, the EZchip Semiconductor Ltd. 2003 Amended and Restated Equity Incentive Plan, the EZchip Semiconductor Ltd. 2007 U.S. Equity Incentive Plan and the Amended and Restated EZchip Semiconductor Ltd. 2009 Equity Incentive Plan, and the Company Global Share Incentive Assumption Plan (2010).

“Restricted Share” or “Restricted Stock” means Shares awarded to a Participant that are subject to certain restrictions and other terms as determined by the Administrator, and that may be subject to a risk of forfeiture which may lapse based on a Participant’s continued service for a specified period, the attainment of Performance Goals or such other vesting conditions as determined by the Administrator.

“Restricted Share Unit” means an Award that shall be evidenced by a bookkeeping entry representing the equivalent of one Share and that shall be subject to such terms, conditions, restrictions and vesting requirements as determined by the Administrator, including, without limitation, a Participant’s continued service for a specified period or the attainment of Performance Goals.

“Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97.

“Service Provider” shall mean an employee, member of the Board of Directors, office holder or Consultant of the Company or any affiliate thereof.

“Shares” shall mean Ordinary Shares, nominal value NIS 0.01 per share, of the Company.

3.	ADMINISTRATION OF THE PLAN

3.1    The Plan shall be administered by the Administrator. If the Administrator is a Committee, such Committee shall consist of such number of members of the Board of Directors of the Company (not less than two in number), as may be determined from time to time by the Board of Directors. The Board of Directors shall appoint such members of the Committee, may from time to time remove members from, or add members to, the Committee, and shall fill vacancies in the Committee however caused.

3.2    To the extent necessary to comply with the requirements of Section 162(m) of the Code (with respect to Outstanding Qualified Performance-Based Awards), Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, the Plan shall be administered jointly by the Board of Directors and a Committee consisting solely of two or more members of the Board of Directors each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a member of the Board of Directors who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act or any successor rule and an “independent director” under The NASDAQ Stock Market (“NASDAQ”) rules (or other principal securities market on which Shares are traded). Without limiting the application of this Section 3.2, to the extent necessary to comply with the requirements of Section 162(m) of the Code (with respect to Outstanding Qualified Performance-Based Awards) and Rule 16b-3 promulgated under the Exchange Act, Awards shall be granted by a Committee consisting of members who satisfy the requirements specified in the foregoing sentence and shall be ratified by the Board of Directors. Notwithstanding the foregoing, but subject to Section 4.1 hereof, the full Board of Directors, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to a member of the Board of Directors who is not an employee of the Company or any affiliate thereof, and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board of Directors. In its sole discretion, the Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

3.3    The Committee, if appointed, shall select one of its members as its Chairman and shall hold its meetings at such times and places as it shall determine. Actions at a meeting of the Committee at which a majority of its members are present or acts approved in writing by all members of the Committee, shall be the valid acts of the Committee. The Committee shall appoint a Secretary, who shall keep records of its meetings and shall make such rules and regulations for the conduct of its business and the implementation of the Plan, as it shall deem advisable, subject to the directives of the Board of Directors and in accordance with applicable law.

3.4    Subject to the general terms and conditions of the Plan, and in particular Section 3.5 below, the Administrator shall have full authority in its discretion, from time to time and at any time, to determine (i) eligible Participants, (ii) the number of Options or Shares to be covered by each Award, (iii) the time or times at which the Award shall be granted, (iv) the vesting schedule and other terms and conditions applying to Awards, including accelerations or waivers of restrictions, (v) the form(s) of Award Agreements, and (vi) any other matter which is necessary or desirable for, or incidental to, the administration of the Plan. The Board of Directors may, in its sole discretion, delegate some or all of the powers listed above to the Committee, to the extent permitted by the Companies Law, its Corporate Charter or other applicable law, rules or regulations to which the Company is subject.

3.5    In the event that the Administrator is a Committee, the Committee shall not be entitled to grant Options to the Participants (unless permitted to do so by the Companies Law). However, in the event that the Committee is authorized to do so by the Board of Directors, it may issue Shares underlying Options which have been granted by the Board of Directors and duly exercised pursuant to the provisions hereof, in accordance with Sections 112(a)(5) and 288 of the Companies Law.

3.6    No member of the Board of Directors or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. Subject to the Company’s decision and to all approvals legally required, each member of the Board of Directors or the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member’s own willful misconduct or bad faith, to the fullest extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company’s Corporate Charter, any agreement, any vote of shareholders or disinterested directors, any insurance policy or otherwise.

3.7    The interpretation and construction by the Administrator of any provision of the Plan or of any Option hereunder shall be final and conclusive. In the event that the Board of Directors appoints a Committee, the interpretation and construction by the Committee of any provision of the Plan or of any Option hereunder shall upon ratification by the Board of Directors, be final and conclusive unless otherwise determined by the Board of Directors. To avoid doubt, subject to Section 3.2 hereof, the Board of Directors may at any time exercise any powers of the Administrator, notwithstanding the fact that a Committee has been appointed.

3.8    The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. Notwithstanding the foregoing, no action of the Administrator under this Section 3.8 shall reduce the rights of any Participant without the Participant’s consent.

3.9    Without limiting the generality of the foregoing, the Administrator may adopt special Appendices and/or guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions, to comply with applicable laws, regulations, or accounting, listing or other rules with respect to such domestic or foreign jurisdictions.

4.	ELIGIBLE PARTICIPANTS.

4.1    No Award may be granted pursuant to the Plan to any person serving as a member of the Committee or to any other member of the Board of Directors at the time of the grant, unless such grant is approved in the manner prescribed for the approval of compensation of directors under Section 273 of the Companies Law. To avoid doubt, such Awards require approval of the audit committee of the Board of Directors, the Board of Directors and the shareholders of the Company.

4.2    Subject to the limitation set forth in Section 4.1 above and any restriction imposed by applicable law, Awards may be granted to any Service Provider of the Company, whether or not the Service Provider is a member of the Board of Directors or a member of the board of directors of an affiliate of the Company. The grant of an Award to a Participant hereunder shall neither entitle such Participant to receive an additional Award or participate in other incentive plans of the Company, nor disqualify such Participant from receiving an additional Award or participating in other incentive plans of the Company.

5.	RESERVED SHARES.

5.1    Subject to Section 11.1 hereof, as of the Effective Date, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of (i) 4,467,000 Shares and (ii) any Shares which as of the effective date of the First Restated Plan are subject to awards outstanding under the Prior Plans that expire, are cancelled or otherwise terminate unexercised, or Shares that otherwise would have reverted to the share reserve of the Prior Plans following the effective date of the First Restated Plan. Anything to the contrary herein notwithstanding, the maximum aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan or any Appendix thereto during the term of the Plan, including pursuant to the exercise of “incentive stock options” (within the meaning of Section 422 of the Code), shall not exceed 10,517,000 Shares, subject to Section 11.1 hereof. Subject to Section 13.2 hereof, the Company shall determine the number of Shares reserved hereunder from time to time, and such number may be increased or decreased by the Company from time to time.

5.2    Any Shares subject to an Award that shall for any reason terminate, expire or otherwise lapse shall again be available for grant as Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 5.1 and shall not be available for future grants of Awards: (i) Shares tendered by a Participant or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; and (iii) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company at the same price paid by the Participant so that such Shares are returned to the Company shall again be available for Awards. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate (“Substitute Awards”) shall not be counted against Shares available for grant pursuant to this Plan. Any Shares that remain unissued and are not subject to Awards at the termination of the Plan shall cease to be reserved for purposes of the Plan. Until termination of the Plan the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan.

5.3    Notwithstanding any provision in the Plan to the contrary, and subject to Section 11.1 hereof, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year (measured from the date of any grant) shall be four million (4,000,000) Shares (not including Substitute Awards). Notwithstanding any provision to the contrary in the Plan, the grant date fair value of Awards granted to a Non-Employee Director during any calendar year shall not exceed five hundred thousand dollars ($500,000) (the “Director Limit”).

5.4    Notwithstanding any provision in the Plan to the contrary, and subject to Section 11.1 hereof, Awards granted under the Plan (other than Substitute Awards) shall vest no earlier than the first anniversary of the date the Award is granted and no Award Agreement shall reduce or eliminate such minimum vesting requirement; provided, however, that, notwithstanding the foregoing, (i) Awards that result in the issuance of an aggregate of up to 5% of the Shares available pursuant to Section 5.1 may be granted to any one or more Participants without respect to such minimum vesting provisions and (ii) an Award may provide that such minimum vesting restrictions may lapse or be waived upon the Participant’s termination of status as a Service Provider. For purposes of Awards to Non-Employee Directors, a vesting period will be deemed to be one year if it runs from the date of one annual meeting of the Company’s shareholders to the next annual meeting of the Company’s shareholders.

5.5    Notwithstanding any provision in the Plan to the contrary, except in connection with a spin-off or other similar event or as otherwise permitted under Section 11.1, dividends which are paid in respect of any Shares underlying an Award prior to the vesting of such Award shall only be paid out to the Participant to the extent that the vesting conditions are subsequently satisfied and the Award vests.

6.	AWARD AGREEMENT.

6.1    The Board of Directors, and to the extent contemplated under Section 3.2 hereof, a Committee and the Board of Directors, in their discretion may award to Participants Awards available under the Plan. The terms of the Award will be set forth in the Award Agreement. The date of grant of each Award shall be the date specified by the Board of Directors, and the Committee, as applicable, at the time such award is made, or in the absence of such specification, the date of approval of the award by the Board of Directors, and the Committee, as applicable.

6.2    The Award Agreement shall state, inter alia, the number of Options or Shares covered thereby, the type of Option or other Award, any special terms applying to such Award (if any), including the terms of any country-specific or other Appendix, as determined by the Board of Directors, and the Committee, as applicable.

7.	OPTION PRICES.

7.1    The exercise price for each Share to be issued upon exercise of an Option shall be such price as is determined by the Board of Directors in its discretion, provided that the price per Share is not less than Fair Market Value (as defined in the applicable Appendix) (except in the case of Substitute Awards), and subject to any further restrictions set forth in an applicable Appendix.

8.	EXERCISE OF OPTION.

8.1    Options shall be exercisable pursuant to the terms under which they were awarded and subject to the terms and conditions of the Plan and any applicable Appendix, as specified in the Award Agreement.

8.2    An Option, or any part thereof, shall be exercisable by the Participant’s signing and returning to the Company at its principal office (and to the Trustee, where applicable), a “Notice of Exercise” in such form and substance as may be prescribed by the Administrator from time to time, together with full payment for the Shares underlying such Option.

8.3    Each payment for Shares under an Option shall be in respect of a whole number of Shares, shall be effected in (i) cash, (ii) by check payable to the order of the Company, (iii) Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences and having a fair market value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or (iv) such other method of payment acceptable to the Company as determined by the Administrator, and shall be accompanied by a notice stating the number of Shares being paid for thereby.

8.4    Until the Shares are issued (as evidenced by the appropriate entry in the share register of the Company or of a duly authorized transfer agent of the Company) a Participant shall have no right to vote or right to receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right the record date for which is prior to the date the Shares are issued, except as provided in Section 11.1 of the Plan.

8.5    To the extent permitted by law, if the Shares are traded on a national securities exchange, NASDAQ or quoted on a national quotation system or otherwise publicly traded or quoted, payment for the Shares underlying an Option may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of the exercise price (or the relevant portion thereof, as applicable) and any withholding taxes, or on such other terms and conditions as may be acceptable to the Administrator. No Shares shall be issued until payment therefor, as provided herein, has been made or provided for.

9.	PROHIBITION ON REPRICING.

Subject to Section 11, the Administrator shall not, without the approval of the shareholders of the Company, (a) authorize the amendment of any outstanding Option to reduce its price per Share, or (b) cancel any Option in exchange for cash or another Award when the Option price per Share exceeds the fair market value of the underlying Shares (i.e., the Option is “underwater”). Furthermore, for purposes of this Section 9, except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend, share split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Options may not be amended to reduce the exercise price per Share or cancel outstanding underwater Options in exchange for cash, other Awards or Options with an exercise price per Share that is less than the exercise price per Share of the original Options without the approval of the shareholders of the Company.

10.	TERMINATION OF RELATIONSHIP AS SERVICE PROVIDER.

10.1    Effect of Termination; Exercise After Termination. Unless otherwise determined by the Administrator, if a Participant ceases to be a Service Provider, such Participant may exercise any outstanding

Options within such period of time as is specified in the Award Agreement or the Plan to the extent that the Options are vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If, on the date of termination, any Options or other Awards are unvested, the Shares covered by the unvested portion of the Option or other Award shall revert to the Plan. If, after termination, the Participant does not exercise the vested Options within the time specified in the Award Agreement or the Plan, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. In the absence of a provision specifying otherwise in the relevant Award Agreement, then:

(a)    in the event that the Participant ceases to be a Service Provider for any reason other than termination for Cause or as a result of the Participant’s death or Disability, the vested Options shall remain exercisable for a period of three (3) months from the effective date of termination of the Participant’s status as a Service Provider;

(b)    in the event that the Participant ceases to be a Service Provider for Cause, any outstanding unexercised Option (whether vested or unvested) will immediately expire and terminate, and the Participant shall not have any rights in connection with such Options.

(c)    in the event that the Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Option shall remain exercisable for twelve (12) months following the Participant’s date of termination for Disability.

(d)    in the event that the Participant dies while a Service Provider, the Option shall remain exercisable by the Participant’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance for twelve (12) months following the Participant’s date of death.

10.2    Date of Termination. For purposes of the Plan and any Option or Option Agreement, the date of termination (whether for Cause or otherwise) shall be the effective date of termination of the Participant’s employment or engagement as a Service Provider.

10.3    Leave of Absence. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. A Service Provider shall not cease to be considered as such in the case of any (a) leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, and its parent, subsidiary, affiliate, or any successor thereof; or (c) changes in status (employee to member of the Board of Directors, employee to Consultant, etc.), provided that such change does not affect the specific terms applying to the Service Provider’s Award.

11.	CHANGE IN CAPITAL STRUCTURE.

Upon the occurrence of any of the following described events, a Participant’s rights to purchase Shares under the Plan shall be adjusted as hereinafter provided:

11.1    Adjustments.

(a)    In the event of any dividend or other distribution, reorganization, merger, consolidation, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares (other than an Equity Restructuring) occurs such that an adjustment is determined by the Administrator (in its sole and absolute discretion) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in such manner as it may deem equitable, adjust: (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 5; (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan.

(b)    In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b), the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii)    To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

(iv)    To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)    To provide that the Award cannot vest, be exercised or become payable after such event.

(c)    In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) or 11.1(b) hereof:

(i)    The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, will be proportionately adjusted. The adjustments provided under this Section 11.1(c) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)    The Administrator shall make such proportionate adjustment, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and type of securities that may be issued under the Plan (including, but not limited to, adjustment of the limitations in Section 5).

11.2    Change in Control.

(a)    Anything to the contrary in Section 11.1 hereof notwithstanding, in the event of a Change in Control, the unexercised or restricted portion of each outstanding Award shall be assumed or an equivalent Award or right substituted, by the successor corporation or an affiliate of the successor corporation, as shall be determined by such entity, subject to the terms hereof. In the event that the successor corporation or a parent or subsidiary of the successor corporation does not provide for such an assumption or substitution of Awards (in circumstances in which the Company is not the successor entity), all Awards shall become exercisable in full and all forfeiture restrictions on such Awards shall lapse, provided that unless otherwise determined by the Administrator, the exercise of all Options that otherwise would not have been exercisable and the lapsing of all forfeiture restrictions that would not have otherwise lapsed in the absence of a Change in Control, shall be contingent upon the actual consummation of the Change in Control. Upon, or in anticipation of, a Change in

Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

(b)    For the purposes of this Section 11.2, an Award shall be considered assumed if, following a Change in Control, the option confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of Shares of the Company for each Share held on the effective date of the Change in Control (and if holders were offered a choice of consideration, the type of consideration determined by the Administrator, at its sole discretion); provided, however, that if the consideration received in the Change in Control is not solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent, the Administrator may, with the consent of the successor corporation, provide for the per share consideration to be received upon the exercise of the Option or upon the lapsing of the forfeiture restrictions to be solely ordinary shares (or the equivalent) of the successor corporation or its direct or indirect parent equal in fair market value to the per share consideration received by holders of Shares in the Change in Control, as determined by the Administrator.

(c)    In the event that the Board of Directors determines in good faith that, in the context of a Change in Control, certain Options have no monetary value and thus do not entitle the holders of such Options to any consideration under the terms of the Change in Control, the Board of Directors may determine that such Options shall terminate effective as of the effective date of the Change in Control.

(d)    It is the intention that the Administrator’s authority to make determinations, adjustments and clarifications in connection with the treatment of Awards shall be interpreted as widely as possible, to allow the Administrator maximal power and flexibility to interpret and implement the provisions of the Plan in the event of Change in Control.

12.	NON-TRANSFERABILITY OF OPTIONS, OTHER AWARDS AND SHARES.

12.1    Except as may be permitted under an applicable Appendix, no Option or other Award may be transferred other than by will or by the laws of descent and distribution, and during the Participant’s lifetime an Option may be exercised only by such Participant.

12.2    Except as may be permitted under an applicable Appendix, Shares for which full payment has not been made, may not be assigned, transferred, pledged or mortgaged, other than by will or laws of descent and distribution. For avoidance of doubt, the foregoing shall not be deemed to restrict the transfer of an Participant’s rights in respect of Options or Shares purchasable pursuant to the exercise thereof upon the death of such Participant to such Participant’s estate or other successors by operation of law or will, whose rights therein shall be governed by Section 10.1(d) hereof, and as may otherwise be determined by the Administrator.

13.	TERM AND AMENDMENT OF THE PLAN.

13.1    The Plan shall become effective as of the Effective Date. The Plan shall expire on February 14, 2027 (except as to Options or other Awards outstanding on that date). For avoidance of doubt, this third amendment and restatement of the Plan shall not affect the terms or conditions of any Outstanding Qualified Performance-Based Award to the extent that it would result in a material modification of such Award within the meaning of P.L. 115-97, Section 13601(e)(2).

13.2    Notwithstanding any other provision of the Plan, the Board of Directors (or a duly authorized Committee thereof) may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, or as contemplated in any Appendix, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any adjustment as provided by Section 11.1 hereof), (ii) constitutes a prohibited action under Section 9 or (iii) permits the Administrator to extend the exercise period for an Option beyond ten years from the date of grant; and provided further, however, that, except (x) to correct obvious drafting errors or as otherwise required to comply with or facilitate compliance with law or (y) as specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be reduced without the consent of such Participant. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but except (x) to correct obvious drafting errors or as otherwise required to comply with or facilitate compliance with law or by applicable accounting rules, or (y) as specifically provided herein, no such amendment or other action by the Administrator shall reduce the rights of any Participant without the Participant’s consent.

14.	TERM OF OPTION.

Anything herein to the contrary notwithstanding, but without derogating from the provisions of Section 10 and Section 13.2(b)(iii) (reflecting the Administrator’s ability to extend the term of an Option within a period of ten years from the date of grant) hereof, if any Option, or any part thereof, has not been exercised and the Shares covered thereby not paid for within seven (7) years after the date on which the Option was granted, as set forth in the Award Agreement (or any other period set forth in the instrument granting such Option pursuant to Section 6 hereof), such Option, or such part thereof, and the right to acquire such Shares shall terminate, all interests and rights of the Participant in and to the same shall expire, and, in the event that in connection therewith any Shares are held in trust as aforesaid, such trust shall expire.

15.	CONTINUANCE OF ENGAGEMENT; ENTITLEMENT TO AWARDS.

15.1    Neither the Plan nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company or a related company thereof, to continue the employment or engagement of any Participant as a Service Provider, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right to continue to serve as a Service Provider of the Company or a related company thereof or restrict the right of the Company or a related company thereof to terminate such employment or engagement at any time.

15.2    Neither the Plan nor any offer of Shares or Awards to a Participant shall impose any obligation on the Company or a related company thereof, to make any future offer of Shares or Awards to any Participant, and nothing in the Plan or in any Award granted pursuant thereto shall confer upon any Participant any right or entitlement to receive any future offer of shares or Awards under the Plan, or any successor plan, by virtue of being a Service Provider to the Company or a related company thereof.

16.	GOVERNING LAW.

The Plan and all instruments issued thereunder or in connection therewith, shall be governed by, and interpreted in accordance with, the laws of the State of Israel.

17.	APPLICATION OF FUNDS.

The proceeds received by the Company from the sale of Shares pursuant to Options granted under the Plan will be used for general corporate purposes of the Company or any related company thereof.

18.	TAXES.

18.1    Any tax consequences arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates, or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company or any of its affiliates may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Awards or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy applicable statutory withholding requirements, as determined by the Company. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

18.2    The receipt of an Award and/or the acquisition of Shares issued upon the exercise of the Options may result in tax consequences. The description of tax consequences set forth in the Plan or any Appendix hereto does not purport to be complete, up to date or to take into account any special circumstances relating to a Participant.

18.3    THE PARTICIPANT IS ADVISED TO CONSULT WITH A TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF RECEIVING OR EXERCISING ANY AWARD IN LIGHT OF HIS OR HER PARTICULAR CIRCUMSTANCES.

19.	CONDITIONS UPON ISSUANCE OF SHARES.

Shares shall not be issued pursuant to an Award unless the issuance and delivery of such Shares shall comply with applicable laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.	MISCELLANEOUS.

Whenever applicable in the Plan, the singular and the plural, and the masculine, feminine and neuter shall be freely interchangeable, as the context requires. The Section headings or titles shall not in any way control the construction of the language herein, such headings or titles having been inserted solely for the purpose of simplified reference. Words such as “herein”, “hereof”, “hereto”, “hereinafter”, “hereby”, and “hereinabove” when used in the Plan refer to the Plan as a whole, including any applicable Appendices, unless otherwise required by context.

* * *

APPENDIX—ISRAELI TAXPAYERS

MELLANOX TECHNOLOGIES, LTD. THIRD AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

1.	SPECIAL PROVISIONS FOR ISRAELI TAX PAYERS

1.1    This Appendix (the “Appendix”) to the Third Amended and Restated Mellanox Technologies, Ltd. Share Incentive Plan (2006) (the “Plan”) is effective as of the date the Plan, as amended and restated, becomes effective (the “Effective Date”).

1.2    The provisions specified hereunder apply only to persons who are deemed to be residents of the State of Israel for tax purposes, or are otherwise subject to taxation in Israel with respect to Awards.

1.3    This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with the securities and other applicable laws currently in force in the State of Israel. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan. This Appendix is applicable only to grants made after the Effective Date. This Appendix complies with, and is subject to the ITO and Section 102.

1.4    The Plan and this Appendix shall be read together. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions of this Appendix shall govern.

2.	DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

“3(i) Option” means an Option, Restricted Share Unit or Performance Share Unit which is subject to taxation pursuant to Section 3(i) of the ITO which has been granted to any person who is not an Eligible 102 Participant.

“102 Capital Gains Track” means the tax alternative set forth in Section 102(b)(2) of the ITO pursuant to which income resulting from the sale of Shares derived from Options, Restricted Share Units or Performance Share Units is taxed as a capital gain.

“102 Capital Gains Track Grant” means a 102 Trustee Grant qualifying for the special tax treatment under the 102 Capital Gains Track.

“102 Ordinary Income Track” means the tax alternative set forth in Section 102(b)(1) of the ITO pursuant to which income resulting from the sale of Shares derived from Options, Restricted Share Units or Performance Share Unit is taxed as ordinary income.

“102 Ordinary Income Track Grant” means a 102 Trustee Grant qualifying for the ordinary income tax treatment under the 102 Ordinary Income Track.

“102 Trustee Grant” means an Award made pursuant to Section 102(b) of the ITO and held in trust by a Trustee for the benefit of the Participant, and includes both 102 Capital Gains Track Grants and 102 Ordinary Income Track Grants.

“Award” means an Option, a Restricted Share Unit award, Performance Share Unit award or other award or allotment of Shares under the Plan and this Appendix.

“Affiliate” means any “employing company” within the meaning of Section 102(a) of the ITO.

“Controlling Shareholder” as defined under Section 32(9) of the Ordinance, means an employee who prior to the grant or as a result of the exercise of any Option or grant or vesting of any Restricted Share Unit or Performance Share Unit or Shares, holds or would hold, directly or indirectly, in his name or with a relative (as defined in the Ordinance) (i) 10% of the outstanding shares of the Company, (ii) 10% of the voting power of the

Company, (iii) the right to hold or purchase 10% of the outstanding equity or voting power, (iv) the right to obtain 10% of the “profit” of the Company (as defined in the Ordinance), or (v) the right to appoint a director of the Company.

“Election” means the Company’s choice of the type (as between capital gains track or ordinary income track) of 102 Trustee Grants it will make under the Plan, as filed with the ITA.

“Eligible 102 Participant” means a person who is employed by the Company or its Affiliates, including an individual who is serving as a director or an office holder, who is not a Controlling Shareholder.

“Fair Market Value” shall mean with respect to 102 Capital Gains Track Grants only, for the sole purpose of determining tax liability pursuant to Section 102(b)(3) of the ITO, if at the date of grant the Company’s shares are listed on any established stock exchange or a national market system or if the Company’s shares will be registered for trading within ninety (90) days following the date of grant, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

“ITA” means the Israeli Tax Authorities.

“ITO” means the Israeli Income Tax Ordinance (New Version) 1961 and the rules, regulations, orders or procedures promulgated thereunder and any amendments thereto, including specifically the Rules, all as may be amended from time to time.

“Non-Trustee Grant” means an Award granted to an Eligible 102 Participant pursuant to Section 102(c) of the ITO and not held in trust by a Trustee.

“Performance Share Unit” means an Award granted pursuant to Section 4 hereof.

“Required Holding Period” means the requisite period prescribed by the ITO and the Rules, or such other period as may be required by the ITA, with respect to 102 Trustee Grants, during which Options, Restricted Share Units, Performance Share Units or Shares granted by the Company must be held by the Trustee for the benefit of the person to whom it was granted.

“Restricted Share Unit” means an Award granted pursuant to Section 3 hereof.

“Rules” means the Income Tax Rules (Tax benefits in Stock Issuance to Employees) 5763-2003.

“Section 102” shall mean the provisions of Section 102 of the ITO, as amended from time to time, including by the Law Amending the Income Tax Ordinance (Number 132), 2002, effective as of January 1, 2003 and by the Law Amending the Income Tax Ordinance (Number 147), 2005.

“Shares” means Ordinary Shares, nominal value NIS 0.01 per share, of the Company, including restricted or unrestricted Shares issued upon exercise of Options or the vesting of Restricted Share Units or Performance Share Units granted pursuant to the Plan and this Appendix.

“Trustee” means a person or entity designated by the Board of Directors to serve as a trustee and approved by the ITA in accordance with the provisions of Section 102(a) of the ITO.

3.	SPECIAL TERMS FOR RESTRICTED SHARE UNITS

3.1    Grant of Restricted Share Units. The Administrator is authorized to make Awards of Restricted Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to either: (a) in the case of an Award that is not a 102 Trustee Grant, the Participant of record as issued to the

Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator), or (b) in the case of a 102 Trustee Grant, the Trustee (for the benefit of such Participant), pursuant to the provisions of Section 6 below, one unrestricted, fully transferable Share for each Restricted Share Unit scheduled to be paid out on such date and not previously forfeited.

3.2    Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider, any Restricted Share Units that have not fully vested shall be forfeited; provided, however, that the Administrator may provide for the accelerated vesting of Restricted Share Units, in its sole discretion.

4.	SPECIAL TERMS FOR PERFORMANCE SHARE UNITS

4.1    Grant of Performance Share Units. The Administrator is authorized to make Awards of Performance Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall such performance or other conditions to vesting as it deems appropriate, including, without limitation, the achievement of one or more Performance Goals, in each case on a specified date or dates or over any period or periods to be determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Performance Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to either: (a) in the case of an Award that is not a 102 Trustee Grant, the Participant of record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator), or (b) in the case of a 102 Trustee Grant, the Trustee (for the benefit of such Participant), pursuant to the provisions of Section 6 below, such number of unrestricted, fully transferable Shares for each Performance Share Unit determined pursuant to the applicable terms and conditions of the Award scheduled to be paid out on such date and not previously forfeited.

4.2    Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider, any Performance Share Units that have not fully vested shall be forfeited; provided, however, that the Administrator may provide for the accelerated vesting of Performance Share Units, in its sole discretion.

5.	TYPES OF AWARDS AND SECTION 102 ELECTION

5.1    Awards made pursuant to Section 102, whether as grants of Options, Restricted Share Units or Performance Share Units or as issuances of Shares under the Plan shall be made pursuant to either (a) Section 102(b)(2) of the ITO as 102 Capital Gains Track Grants or (b) Section 102(b)(1) of the ITO as 102 Ordinary Income Track Grants. The Company’s Election regarding the type of 102 Trustee Grant it chooses to make shall be filed with the ITA. Once the Company has filed such Election, it may change the type of 102 Trustee Grant that it chooses to make only after the passage of at least 12 months from the end of the calendar year in which the first grant was made in accordance with the previous Election, in accordance with Section 102. For the avoidance of doubt, such Election shall not prevent the Company from granting Non-Trustee Grants to Eligible 102 Participants at any time.

5.2    Eligible 102 Participants may receive only 102 Trustee Grants or Non-Trustee Grants under this Appendix. Participants who are not Eligible 102 Participants may be granted only 3(i) Options under this Appendix.

5.3    No 102 Trustee Grants may be made effective pursuant to this Appendix until 30 days after the requisite filings required by the ITO and the Rules have been made with the ITA.

5.4    The Award Agreement evidencing the Award made pursuant to the Plan and this Appendix shall indicate whether the Award is a 102 Trustee Grant, a Non-Trustee Grant or a 3(i) Grant; and, if the grant is a 102 Trustee Grant, whether it is a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant.

6.	TERMS AND CONDITIONS OF 102 TRUSTEE OPTIONS, RESTRICTED SHARE UNITS AND PERFORMANCE SHARE UNITS

6.1    Each 102 Trustee Grant will be deemed granted on the date stated in a written notice by the Company, provided that on or before such date (i) the Company has provided such notice to the Trustee and (ii) the Participant has signed all documents required pursuant to this Section 5.

6.2    Each 102 Trustee Grant granted to an Eligible 102 Participant and each certificate for a Share acquired pursuant to the exercise of a Option, vesting of a Restricted Share Unit or Performance Share Unit or issued directly as Share shall be issued to and registered in the name of a Trustee and shall be held in trust for the benefit of the Participant for the Required Holding Period. After termination of the Required Holding Period, the Trustee may release such Option, Restricted Share Unit, Performance Share Unit and any such Shares, provided that (i) the Trustee has received an acknowledgment from the Israeli Income Tax Authority that the Eligible 102 Participant has paid any applicable tax due pursuant to the ITO or (ii) the Trustee and/or the Company or its Affiliate withholds any applicable tax due pursuant to the ITO. The Trustee shall not release any 102 Trustee Options, Restricted Share Units, Performance Share Units or shares issued upon exercise of such Option or vesting of such Restricted Share Unit or Performance Share Unit prior to the full payment of the Eligible 102 Participant’s tax liabilities.

6.3    Each 102 Trustee Grant (whether a 102 Capital Gains Track Grant or a 102 Ordinary Income Track Grant, as applicable) shall be subject to the relevant terms of Section 102 and the ITO, which shall be deemed an integral part of the 102 Trustee Option, Restricted Share Unit or Performance Share Unit and shall prevail over any term contained in the Plan, this Appendix or any agreement that is not consistent therewith. Any provision of the ITO and any approvals by the Income Tax Commissioner not expressly specified in this Plan, Appendix or Award Agreement which are necessary to receive or maintain any tax benefit pursuant to the Section 102 shall be binding on the Eligible 102 Participant. The Trustee and the Eligible 102 Participant granted a 102 Trustee Grant shall comply with the ITO, and the terms and conditions of the Trust Agreement entered into between the Company and the Trustee. For avoidance of doubt, it is reiterated that compliance with the ITO specifically includes compliance with the Rules. Further, the Eligible 102 Participant agrees to execute any and all documents which the Company or the Trustee may reasonably determine to be necessary in order to comply with the provision of any applicable law, and, particularly, Section 102.

6.4    During the Required Holding Period, the Eligible 102 Participant shall not require the Trustee to release or sell the Options, Restricted Share Units, Performance Share Units or Shares and other shares received subsequently following any realization of rights derived from Shares, Options, Restricted Share Units or Performance Share Units (including share dividends) to the Eligible 102 Participant or to a third party, unless permitted to do so by applicable law. Notwithstanding the foregoing, the Trustee may, pursuant to a written request and subject to applicable law, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such transfer: (i) all taxes required to be paid upon the release and transfer of the shares have been withheld for Transfer to the tax authorities and (ii) the Trustee has received written confirmation from the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, any applicable agreement and any applicable law. To avoid doubt, such sale or release during the Required Holding Period will result in different tax ramifications to the Eligible 102 Participant under Section 102 of the ITO and the Rules and/or any other regulations or orders or procedures promulgated thereunder, which shall apply to and shall be borne solely by such Eligible 102 Participant.

6.5    In the event a share dividend is declared on Shares which derive from Awards granted as 102 Trustee Grants, such dividend shall also be subject to the provisions of this Section 6 and the Required Holding Period for such dividend shares shall be measured from the commencement of the Required Holding Period for the Options, Restricted Share Units, Performance Share Units or Shares with respect to which the dividend was declared. In the event of a cash dividend on Shares, the Trustee shall transfer the dividend proceeds to the Eligible 102 Participant after deduction of taxes and mandatory payments in compliance with applicable withholding requirements.

6.6    If an Option, Restricted Share Unit or Performance Share Unit granted as a 102 Trustee Grant is exercised or vests during the Required Holding Period, the Shares issued upon such exercise or vesting shall be issued in the name of the Trustee for the benefit of the Eligible 102 Participant. If such an Option, Restricted Share Unit or Performance Share Unit is exercised or vests after the Required Holding Period ends, the Shares issued upon such exercise or vesting shall, at the election of the Eligible 102 Participant, either (i) be issued in the name of the Trustee, or (ii) be transferred to the Eligible 102 Participant directly, provided that the Participant first complies with all applicable provisions of the Plan.

6.7    For as long as Shares are registered in the name of the Trustee for the benefit of a Participant, the Trustee shall provide to the Participant prompt written notice of all shareholder meetings or other communications to shareholders of the Company received by the Trustee, and if so requested in writing by the Participant, the Trustee shall execute a proxy in a form acceptable to the Company to enable the Participant to vote such Shares.

7.	ASSIGNABILITY

As long as Options, Restricted Share Units, Performance Share Units or Shares are held by the Trustee on behalf of the Eligible 102 Participant, all rights of the Eligible 102 Participant over the shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution.

8.	TAX CONSEQUENCES

8.1    Any tax consequences arising from the grant, sale, vesting or exercise of any Award, from the payment for Shares covered thereby, or from any other event or act (of the Company, and/or its affiliates and/or the Trustee or the Participant), hereunder shall be borne solely by the Participant. The Company and/or its affiliates and/or the Trustee shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant shall agree to indemnify the Company and/or its affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant. The Company an/or any of its affiliates and/or the Trustee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to Awards granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount (or Shares issuable) then or thereafter to be provided to the Participant, including by deducting any such amount from a Participant’s salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring the Participant to pay to the Company or any of its affiliates the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of any Options or Shares held by on behalf of the Participant to cover such liability, up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount due in excess of the tax withheld and transferred to the tax authorities, pursuant to applicable tax laws, regulations and rules.

8.2    With respect to Non-Trustee Grants, if the Participant ceases to be employed by the Company or any Affiliate, the Eligible 102 Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares to the satisfaction of the Company, all in accordance with the provisions of Section 102 of the ITO and the Rules.

9.	GOVERNING LAW AND JURISDICTION

Notwithstanding any other provision of the Plan, with respect to Participants subject to this Appendix, the Plan and all instruments issued thereunder or in connection therewith shall be governed by, and interpreted in accordance with, the laws of the State of Israel applicable to contracts made and to be performed therein.

* * *

APPENDIX-U.S. TAXPAYERS

MELLANOX TECHNOLOGIES, LTD.

THIRD AMENDED AND RESTATED GLOBAL SHARE INCENTIVE PLAN (2006)

1.	Special Provisions for Persons who are U.S. Taxpayers.

1.1    This Appendix (the “Appendix”) to the Mellanox Technologies, Ltd. Third Amended and Restated Global Share Incentive Plan (2006) (the “Plan”) is effective as of the date that the Plan becomes effective (the “Effective Date”).

1.2    The provisions specified hereunder apply only to persons who are subject to U.S. federal income tax (any such person, a “U.S. Taxpayer”).

1.3    This Appendix applies with respect to Awards granted under the Plan. The purpose of this Appendix is to establish certain rules and limitations applicable to Awards that may be granted or issued under the Plan from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. Except as otherwise provided by this Appendix, all grants made pursuant to this Appendix shall be governed by the terms of the Plan (including, without limitation, its provisions regarding adjustments). This Appendix is applicable only to grants made after the Effective Date.

1.4    The Plan and this Appendix shall be read together. In any case of an irreconcilable contradiction (as determined by the Administrator) between the provisions of this Appendix and the Plan, the provisions of the Plan shall govern unless expressly stated otherwise in this Appendix.

1.5    To the extent required by applicable law, the Plan and this Appendix shall be submitted to the Company’s shareholders for approval within twelve (12) months after the Effective Date.

2.	Definitions.

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix:

“Disability” means, with respect to Incentive Stock Options, a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.

“Fair Market Value” means, for purposes of this Appendix, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, (a) if the Shares are listed on any established stock exchange or a national market system, the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; (b) if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the mean of the closing bid and asked prices for the Shares on such date, or if no closing bid and asked prices were reported for such date, the date immediately prior to such date during which closing bid and asked prices were quoted for the Shares, in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (c) in the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Administrator. Notwithstanding any provision herein to the contrary, with respect to Non-Qualified Stock Options, the “Fair Market Value” of the Shares shall be determined in a manner that satisfies the applicable requirements of Code Section 409A, and with respect to Incentive Stock Options, such Fair Market Value shall be determined in a manner that satisfies the applicable requirements of Code Section 422, and subject to Code Section 422(c)(7).

“Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than 50% of the voting interests or in Section A(1)(a)(5) of the general instructions of Form S-8, as applicable.

“Incentive Stock Option” means any Option awarded to an eligible Participant under the Plan and this Appendix intended to be and designated in the Award Agreement as an “incentive stock option” within the meaning of Section 422 of the Code.

“Non-Qualified Stock Option” means any Option awarded under this Plan that is not an Incentive Stock Option.

“Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

“Performance Share Unit” shall have the meaning set forth in the Plan and shall include an Award granted pursuant to Section 8 hereof.

“Restricted Shares” or “Restricted Stock” shall have the meaning set forth in the Plan and shall include Shares awarded to a Participant pursuant to Section 6 hereof.

“Restricted Share Unit” shall have the meaning set forth in the Plan and shall include an Award granted pursuant to Section 7 hereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.

“Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

“Ten Percent Shareholder” means a person owning shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, its Subsidiaries or its Parent.

3.	Shares Reserved under Appendix for Incentive Stock Options.

The maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 10,517,000 Shares, and such reserve of Shares for grants of Incentive Stock Options shall not be increased without the approval of the shareholders of the Company as required pursuant to Section 421 et seq. of the Code. The number of Shares stated in this Section 3 shall be subject to adjustment as provided in Section 11.1 of the Plan. To the extent that an Incentive Stock Option terminates, expires, or lapses for any reason, any Shares subject to the Award shall again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. Notwithstanding the foregoing, any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Incentive Stock shall not again be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. In addition, Shares purchased on the open market with cash proceeds from the exercise of Incentive Stock Options shall not be available for the grant of an Incentive Stock Option pursuant to the Plan and this Appendix. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any affiliate shall not be counted against Shares available for grant as Incentive Stock Options pursuant to the Plan and this Appendix. Notwithstanding the provisions of this Section 3 hereof, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

4.	Grants of Options.

4.1    Generally. The Administrator shall have full authority to grant Options to Service Providers pursuant to the terms of this Appendix and the Plan. All Options shall be granted by, confirmed by, and subject to the terms of, an Award Agreement to be executed by the Company and the Participant. In particular, the Administrator shall have the authority to determine whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option.

4.2    Eligibility. All Service Providers are eligible to be granted Non-Qualified Stock Options under this Appendix, and only employees of the Company, a Subsidiary or a Parent are eligible to be granted Incentive Stock Options under this Appendix, if so employed on the grant date of such Incentive Stock Option, although it is anticipated that grants hereunder will be granted solely or primarily to U.S. Taxpayers. Eligibility for the grant of an Option and actual participation in this Appendix and the Plan shall be determined by the Administrator in its sole discretion.

5.	Special Terms for Incentive Stock Options.

5.1    Disqualification. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof that does not qualify shall constitute a separate Non-Qualified Stock Option.

5.2    Exercise Price. The exercise price per Share subject to an Incentive Stock Option shall be determined by the Administrator at the time of grant of such Incentive Stock Option; provided that the per share exercise price of an Option shall not be less than 100% of the Fair Market Value of the Share at the time of grant of such Incentive Stock Option (except in the case of Substitute Awards); and provided, further, that if an Incentive Stock Option is granted to a Ten Percent Shareholder, the exercise price per Share shall be no less than 110% of the Fair Market Value of the Share at the time of the grant of such Incentive Stock Option (except in the case of Substitute Awards).

5.3    Option Term. The term of each Incentive Stock Option shall be fixed by the Administrator; provided, however, that no Incentive Stock Option shall be exercisable more than seven (7) years after the date such Incentive Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Shareholder shall not exceed five (5) years.

5.4    Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Incentive Stock Options shall be treated as Non-Qualified Stock Options. In addition, if an employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until three (3) months prior to the date of exercise thereof (or such other period as required by Section 422 of the Code), such Incentive Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Appendix not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Administrator may amend this Appendix accordingly, without the necessity of obtaining the approval of the shareholders of the Company, unless required by applicable law.

5.5    Effect of Termination. Notwithstanding anything to the contrary in the Plan or this Appendix, and in the absence of a provision specifying otherwise in the relevant Award Agreement, then with respect to Incentive Stock Options, the following provisions must be met in order for the Award to qualify as an Incentive Stock Option under the Code:

(a)    in the event that the Participant ceases to be an employee of the Company or any Subsidiary or Parent for any reason other than the Participant’s death or Disability, the vested Options must be exercised within three (3) months from the effective date of termination of the Participant’s employment with the Company, any Subsidiary or Parent;

(b)    in the event that the Participant’s employment with the Company, a Subsidiary or Parent terminates as a result of the Participant’s death or Disability, the Option must be exercised within twelve (12) months following the Participant’s date of termination for death or Disability. To avoid doubt, the provisions of Section 10 of the Plan shall remain in full force and effect and apply to Awards granted as Incentive Stock Options. The restrictions set forth above represent special additional limitations that apply to qualify as Incentive Stock Options under the provisions of the Code. To avoid doubt, a Participant may choose to exercise Options in accordance with the terms of Section 10 of the Plan and the relevant Award Agreement, and not in compliance with the provisions of the Code relating to “incentive stock options”. In that case such Option will not qualify as an Incentive Stock Option and will be treated as a Non-Qualified Stock Option.

5.6    Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the transfer of such Shares to the Participant.

5.7    Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

6.	Special Terms for Restricted Stock.

6.1    Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2    Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

6.3    Forfeiture. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or status of Service Provider during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.4    Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

6.5    Taxes. In accordance with the terms of the Code, a Participant shall be responsible for payment of all taxes incurred in connection with the grant of Restricted Stock. A Participant shall make provision for the payment of all required withholding to the Company in accordance with Section 18.1 of the Plan.

7.	Restricted Share Units.

The Administrator is authorized to make Awards of Restricted Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Share Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee, subject to compliance with Section 409A of the Code. On the settlement date, the Company shall transfer to the Participant or record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator) one unrestricted, fully transferable Share for each Restricted Share Unit scheduled to be paid out on such date and not previously forfeited.

8.	Performance Share Units.

The Administrator is authorized to make Awards of Performance Share Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

At the time of grant, the Administrator shall such performance or other conditions to vesting as it deems appropriate, including, without limitation, the achievement of one or more Performance Goals, in each case on a specified date or dates or over any period or periods to be determined by the Administrator. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Performance Share Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee, subject to compliance with Section 409A of the Code. On the settlement date, the Company shall transfer to the Participant or record as issued to the Participant in the books of the Company (or, if applicable, its transfer agent or stock plan administrator) such number of unrestricted, fully transferable Shares for each Performance Share Unit determined pursuant to the applicable terms and conditions of the Award scheduled to be paid out on such date and not previously forfeited.

9.	Amendment of Appendix and Individual Awards.

9.1    This Appendix may be amended or terminated in accordance with the terms governing the amendment or termination of the Plan; provided, however, that without the approval of the shareholders of the Company entitled to vote in accordance with applicable law, no amendment may be made that would: (i) increase the aggregate number of Shares that may be issued under this Appendix; (ii) change the classification of individuals eligible to receive Incentive Stock Options under this Appendix; (iii) decrease the minimum exercise price of any Option below the amounts specified herein; (iv) extend the term of the Plan under Section 13.1 of the Plan or the maximum Option period under Section 5.3 of this Appendix; or (v) require shareholder approval in order for the Appendix to continue to comply with Section 422 of the Code to the extent applicable to Incentive Stock Options or require shareholder approval to the extent necessary and desirable to comply with applicable law, regulations or under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

9.2    The Administrator may, to the extent permitted by the Plan and this Appendix, amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to the Plan or as otherwise specifically provided herein, no such amendment or other action by the Administrator shall materially impair the previously accrued rights of any holder of such Award without the holder’s consent.

9.3    Notwithstanding any other provisions of the Plan or this Appendix to the contrary, (a) the Administrator may amend the Plan, this Appendix or any Award without the consent of the holder thereof if the Administrator determines that such amendment is required or advisable for the Company, the Plan, this Appendix or any Award to satisfy, comply with or meet the requirements of any law, regulation, rule or accounting standard, and (b) neither the Company nor the Administrator shall take any action pursuant to Section 9 or Section 11 of this Appendix or Section 13.2 of the Plan, or otherwise, that would cause an Award that is otherwise exempt under Code Section 409A to become subject to Code Section 409A, or that would cause an Award that is subject to Code Section 409A to fail to satisfy the requirements of Code Section 409A.

10.	Limits on Transfer.

No Award shall be assigned, transferred or otherwise disposed of by a Participant otherwise than by will or by the laws of descent and distribution, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Administrator may determine, in its sole discretion, at the time of grant or thereafter that an Award (other than an Incentive Stock Option) granted under this Appendix that is otherwise not transferable pursuant to this Section 10 is transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Administrator. An Award that is transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan, the Appendix and the applicable Award Agreement. Any Shares acquired upon the exercise of an Award by a permissible transferee of an Award or a permissible transferee pursuant to a transfer after the exercise of, or issuance of Shares under, an Award shall be subject to the terms of the Plan, the Appendix and the applicable Award Agreement.

11.	Deferred Compensation.

To the extent that the Administrator determines that any Award granted under the Plan and this Appendix is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, this Appendix and the Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan or this Appendix to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan or the Appendix and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance. The Administrator may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or an Appendix that (in each case) meets the requirements of Code Section 409A.

* * *

APPENDIX D

DIRECTIONS TO MELLANOX TECHNOLOGIES, LTD.’S

2018 ANNUAL GENERAL MEETING

Our offices located at 8B Habarzel Street, Tel Aviv, Israel 6971012

Telephone: +972-74-723-7200

Coming from Route 2 North:

1.	Follow Route 2 to Rokach Rd.

2.	At the interchange of Rokach turn left.

3.	Turn right to Bechor Shalom Shitrit St.

4.	Use the left lane and continue under the bridge to Raul Valenberg St.

5.	Slight right to Habarzel St.

6.	Destination will be on the right

Coming from Central Tel Aviv:

1.	Follow Hayarkon St. to Hataarucha St.

2.	Continue straight to Rokach St.

3.	Use the left lane to go on Rokach Bridge.

4.	Turn right to Bechor Shalom Shitrit St.

5.	Use the left lane and continue under the bridge to Raul Valenberg St.

6.	Slight right to Habarzel St.

7.	Destination will be on the right.

D-1

APPENDIX E

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

	Year Ended December 31,
	2017	2016
Reconciliation of GAAP net income (loss) to non-GAAP:
GAAP net income	$(19,425)	$18,518
Adjustments:
Share-based compensation expense:
Cost of revenues	2,000	2,375
Research and development	40,278	40,474
Sales and marketing	15,693	15,183
General and administrative	10,893	13,086

Total share-based compensation expense	68,864	71,118
Amortization of acquired intangibles:
Cost of revenues	42,482	48,119
Research and development	779	781
Sales and marketing	8,919	7,713

Total amortization of acquired intangibles	52,180	56,613
Settlement costs :
General and administrative	—	4,981

Total settlement costs	—	4,981
Acquisition and other charges:
Cost of revenues	—	8,261
Research and development	734	1,834
Sales and marketing	141	206
General and administrative	1,794	6,844

Total acquisition and other charges	2,669	17.145
Restructuring and related charges	12,019	—
Tax effects and adjustments	250	1,086

Non-GAAP net income	$116,557	$169,461

E-1

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION [PROXY CARD TO BE USED IF THE PLURALITY VOTING STANDARD PROPOSAL AND THE UNIVERSAL PROXY CARD PROPOSAL ARE EACH ADOPTED AT THE EXTRAORDINARY GENERAL MEETING] YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59p.m., Eastern Time, on July 24, 2018. Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/MLNX     Vote by Telephone Call Toll-Free: +1 (800) 868-5136 If you are calling from outside of the U.S. please call +1 (484) 997-2085Vote by Mail Sign and return our proxy in the postage-paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice, Proxy Statement, Form of Proxy and Annual Report on Form 10-K are Available at: www.Stockholderdocs.com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDEDWHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD JULY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MELLANOX TECHNOLOGIES, LTD. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2018 Annual General Meeting of Shareholders and Proxy Statement each dated                , 2018 and hereby appoints each of                and                as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) at the offices of Mellanox Technologies, Ltd., located at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” ALL of the Mellanox Director Nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Eyal Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Eyal Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Amended and Restated Global Share Incentive Plan (2006) and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and vesting of restricted share units to each of Steve Sanghi and Umesh Padval and “FOR” the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm and the authorization of the audit committee to determine its fiscal 2018 remuneration. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in a manner consistent with the Israeli Companies Law, 1999, Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and in accordance with the best judgment of the proxies named herein.    (Continued and to be signed on the reverse side)

MELLANOX TECHNOLOGIES, LTD.    If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:    1407 Broadway New York, New York 10018 Call Collect: +1 (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com    WHITE PROXY CARD THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the Mellanox Director Nominees set forth under Proposal 1 and with regards to Proposals 2b,3b,4,5,6 & 7 Election of Directors: You may vote with regars to up to eleven (11) nominees for election as director in total. If you vote with regards to more than eleven (11) nominees for election as director, none of your votes for any nominees will be counted. If you vote for fewer than eleven (11) director nominees, your shares will be voted with regards to those director nominees selected. Proposal 1 Mellanox Director Nominees: M1) Dov Baharav M2) Shai Cohen M3) Glenda Dorchak M4) Irwin Federman M5) Amal M. Johnson M6) Umesh Padval M7) David Perlmutter M8) Tom Riordan M9) Steve Sanghi M10) Eyal Waldman M11) Thomas Weatherford      For ? For ? For ? For ? For ? For ? For ? For ? For ? For ? For ? Against ? Abstain ?    Withhold ? Withhold? Withhold ? Withhold ? Withhold ? Withhold ? Withhold? Withhold? Withhold ? Withhold ? Withhold ?    Proposal 1 Starboard Director Nominees: S1) Starboard Nominee #1 S2) Starboard Nominee #2 S3) Starboard Nominee #3 S4) Starboard Nominee #4 S5) Starboard Nominee #5 S6) Starboard Nominee #6 S7) Starboard Nominee #7 S8) Starboard Nominee #8 S9) Starboard Nominee #9    For ? For ? For ? For ? For ? For ? For ? For ? For ?    Withhold ? Withhold ? Withhold ? Withhold ? Withhold ? Withhold ? Withhold ? Withhold ? Withhold ?

Proposal 2a Do you have a Personal Interest with regards to Proposal 2b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in voting this proposal.     For ? Against ? Proposal 2b To approve the 2018 performance-based cash incentive award to Eyal Waldman, our CEO which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018. For ? Against ? Abstain ? Proposal 3a Do you have a Personal Interest with regards to Proposal 3b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in voting this proposal. For ? Against ? Proposal 3b To approve the grant to Eyal Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”) if approved by our shareholders. For ? Against ? Abstain ? Proposal 4 To conduct an advisory vote to approve the compensation of our named executive officers. For ? Against ? Abstain ? Proposal 5 To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares. For ? Against ? Abstain ? Proposal 6 To approve cash compensation in the amount of [ ] and the vesting of 700 restricted share units out of the 4,200 restricted share units previously granted to each of Steve Sanghi and Umesh Padval, as compensation for their services as directors For ? Against ? Abstain ? Proposal 7 To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services. For ? Against ? Abstain ?    Signature of Shareholder Date:, 2018 Signature of Shareholder Date: , 2018 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Proposal $7,520.55 an additional during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018 and which will be measured and paid, if earned, in 2019

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION [PROXY CARD TO BE USED IF THE PLURALITY VOTING STANDARD PROPOSAL IS NOT ADOPTED AND THE UNIVERSAL PROXY CARD PROPOSAL IS ADOPTED AT THE EXTRAORDINARY GENERAL MEETING]    YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet – QUICK AND EASYIMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on July 244, 2018. Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/MLNX     Vote by Telephone Call Toll-Free: +1 (800) 868-5136 If you are calling from outside of the U.S. please call +1 (484) 997-2085Vote by Mail Sign and return our proxy in the postage-paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice, Proxy Statement, Form of Proxy and Annual Report on Form 10-K are Available at: www.Stockholderdocs.com/MLNX ? ?FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ?    WHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERSTO BE HELD JULY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MELLANOX TECHNOLOGIES, LTD. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2018 Annual General Meeting of Shareholders and Proxy Statement each dated                , 2018 and hereby appoints each of                and                as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) at the offices of Mellanox Technologies, Ltd., located at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” ALL of the Mellanox Director Nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Eyal Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Eyal Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Amended and Restated Global Share Incentive Plan (2006) and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and vesting of restricted share units to each of Steve Sanghi and Umesh Padval and “FOR” the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm and the authorization of the audit committee to determine its fiscal 2018 remuneration. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in a manner consistent with the Israeli Companies Law, 1999, Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and in accordance with the best judgment of the proxies named herein.     (Continued and to be signed on the reverse side)

MELLANOX TECHNOLOGIES, LTD.    If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:    1407 Broadway New York, New York 10018 Call Collect: +1 (212) 929-
5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com    WHITE PROXY CARD THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the Mellanox
Director Nominees set forth under Proposal 1 and “FOR” Proposals 2b,3b,4,5,6 & 7 Election of Directors: You may vote with regards to up to eleven (11) nominees for election as director in total. If you vote with regards to more than eleven (11) nominees for election as director, none of your votes for any nominees will be counted. If you vote with regards to fewer than eleven (11) director nominees, your shares will be voted with regards to those director nominees selected. Proposal 1 Mellanox Director Nominees: M1) Dov Baharav M2) Shai Cohen M3) Glenda Dorchak M4) Irwin Federman M5) Amal M. Johnson M6) Umesh Padval M7) David Perlmutter M8) Tom Riordan M9) Steve Sanghi M10) Eyal Waldman M11) Thomas Weatherford For For For For For For For For For For For Against Abstain Against Against Against Against Against Against Against Against Against Against Against Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Proposal 1 Starboard Director Nominees: S1) Starboard Nominee #1 S2) Starboard Nominee #2 S3) Starboard Nominee #3 S4) Starboard Nominee #4 S5) Starboard Nominee #5 S6) Starboard Nominee #6 S7) Starboard Nominee #7 S8) Starboard Nominee #8 S9) Starboard Nominee #9 For For For For For For For For For Against Against Against Against Against Against Against Against Against Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain

Proposal 2a Do you have a Personal Interest with regards to Proposal 2b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in voting this proposal.     For ? Against ? Proposal 2b To approve the 2018 performance-based cash incentive award to Eyal Waldman, our CEO which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018. For ? Against ? Abstain ? Proposal 3a Do you have a Personal Interest with regards to Proposal 3b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in voting this proposal.    For ? Against ? Proposal 3b To approve the grant to Eyal Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”) if approved by our shareholders. For ? Against ? Abstain ? Proposal 4 To conduct an advisory vote to approve the compensation of our named executive officers.    For ? Against ? Abstain ? Proposal 5 To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares.    For ? Against ? Abstain ? Proposal 6 To approve cash compensation in the amount of [ ] and the vesting of 700 restricted share units out of the 4,200 restricted share units previously granted to each of Steve Sanghi and Umesh Padval, as compensation for their services as directors For ? Against ? Abstain ? Proposal 7 To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services. For ? Against ? Abstain ?                Signature of ShareholderDate:, 2018 Signature of ShareholderDate:, 2018 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. $7,520.55 an additional and which will be measured and paid, if earned, in 2019 during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION [PROXY CARD TO BE USED IF THE PLURALITY VOTING STANDARD IS ADOPTED AND THE UNIVERSAL PROXY CARD PROPOSAL IS NOT ADOPTED AT THE EXTRAORDINARY GENERAL MEETING]    YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK AND EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59p.m., Eastern Time, on July 24, 2018. Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/MLNX     Vote by Telephone Call Toll-Free: +1 (800) 868-5136 If you are calling from outside of the U.S. please call +1 (484) 997-2085 Vote by Mail Sign and return our proxy in the postage-paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice, Proxy Statement, Form of Proxy and Annual Report on Form 10-K are Available at: www.Stockholderdocs.com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD JULY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MELLANOX TECHNOLOGIES, LTD. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2018 Annual General Meeting of Shareholders and Proxy Statement each dated                , 2018 and hereby appoints each of                and                as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) at the offices of Mellanox Technologies, Ltd., located at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” ALL of the Mellanox Director Nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Eyal Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Eyal Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Amended and Restated Global Share Incentive Plan (2006) and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and vesting of restricted share units to each of Steve Sanghi and Umesh Padval and “FOR” the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm and the authorization of the audit committee to determine its fiscal 2018 remuneration. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in a manner consistent with the Israeli Companies Law, 1999, Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and in accordance with the best judgment of the proxies named herein.    (Continued and to be signed on the reverse side)

MELLANOX TECHNOLOGIES, LTD.    IF YOU HAVE QUESTIONS OR REQUIRE ANY ASSISTANCE WITH VOTING YOUR SHARES
, PLEASE
CONTACT THE COMPANY’S PROXY SOLICITOR LISTED BELOW:    1407 BROADWAY NEW YORK, NEW YORK 10018 CALL COLLECT: +1 (212) 929-5500 OR TOLL-FREE (800) 322-2885 EMAIL: PROXY@MACKENZIEPARTNERS.COM    WHITE PROXY CARD
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
PLEASE MARK YOUR VOTES LIKE THIS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
MELLANOX
DIRECTOR NOMINEES SET FORTH UNDER PROPOSAL 1 AND “FOR” PROPOSALS 2B,3B,4,5,6 & 7
ELECTION OF DIRECTORS: YOU MAY VOTE WITH REGARDS TO UP TO ELEVEN (11) NOMINEES WITH REGARDS TO ELECTION AS DIRECTOR IN TOTAL. IF YOU VOTE WITH REGARDS TO FEWER THAN ELEVEN (11) DIRECTOR NOMINEES, YOUR SHARES WILL BE VOTED FOR THOSE DIRECTOR NOMINEES SELECTED.    PROPOSAL 1
MELLANOX DIRECTOR NOMINEES: 1) DOV BAHARAV 2)
SHAI
COHEN 3) GLENDA
DORCHAK
4) IRWIN
FEDERMAN
5)
AMAL
M. JOHNSON 6)
UMESH
PADVAL
7) DAVID
PERLMUTTER
8) TOM RIORDAN 9) STEVE
SANGHI
10)
EYAL
WALDMAN 11) THOMAS WEATHERFORD
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
FOR
AGAINST
ABSTAIN
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
WITHHOLD
PROPOSAL 2A DO YOU HAVE A PERSONAL INTEREST WITH REGARDS TO PROPOSAL 2B? NOTE: BY SELECTING FOR I CONFIRM THAT I DO NOT HAVE A
PERSONAL INTEREST
AND BY SELECTING AGAINST I CONFIRM I DO HAVE A PERSONAL INTEREST IN VOTING THIS PROPOSAL. PROPOSAL 2B
TO
APPROVE THE 2018 PERFORMANCE-BASED CASH INCENTIVE AWARD TO
EYAL
WALDMAN, OUR CEO WHICH WILL BE TIED TO THE COMPANY’S ACHIEVEMENT OF PRE-ESTABLISHED REVENUE AND EARNINGS PER SHARE OBJECTIVES FOR FISCAL 2018. PROPOSAL 3A DO YOU HAVE A PERSONAL INTEREST WITH REGARDS TO PROPOSAL 3B? NOTE: BY SELECTING FOR I CONFIRM THAT I DO NOT HAVE A
PERSONAL INTEREST
AND BY SELECTING AGAINST I CONFIRM I DO HAVE A PERSONAL INTEREST IN VOTING THIS PROPOSAL.
FOR
FOR
FOR
AGAINST
AGAINST
AGAINST
ABSTAIN
and which will be measured and paid, if earned, in 2019

Proposal 3b To approve the grant to Eyal Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”) if approved by our shareholders.     For ? Against ? Abstain ? Proposal 4 To conduct an advisory vote to approve the compensation of our named executive officers. For ? Against ? Abstain ? Proposal 5 To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares. For ? Against ? Abstain ? Proposal 6 To approve cash compensation in the amount of [ ] and the vesting of 700 restricted share units out of the 4,200 restricted share units previously granted to each of Steve Sanghi and Umesh Padval, as compensation for their services as directors For ? Against ? Abstain ? Proposal 7 To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services.        For ? Against ? Abstain ?    Signature of Shareholder Date: , 2018 Signature of Shareholder Date, 2018 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. proposal 3a: 3a Do you have a Personal Interest with regards to Proposal 3b? Note: By selecting FOR I confirm that I DO NOT HAVE a Note: Please include Proposals 3a and 3b on the same page.Note: by selecting FOR I confirm that I DO NOT HAVE a personal interest and by selecting AGAINST 1 CONFIRM 1 DO HAVE A PROPOSALS ONTEREST IN VOTING THIS PROPOSAL during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018.

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION [PROXY CARD TO BE USED IF THE PLURALITY VOTING STANDARD PROPOSAL AND THE UNIVERSAL PROXY CARD PROPOSAL ARE EACH NOT ADOPTED AT THE EXTRAORDINARY GENERAL MEETING]    YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet – QUICK AND EASYIMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail MELLANOX TECHNOLOGIES, LTD. As a shareholder of Mellanox Technologies, Ltd., you have the option of voting your shares electronically through the Internet, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59p.m., Eastern Time, on July 24, 2018. Vote by Internet Access the Website and submit your proxy: www.proxyvoting.com/MLNX     Vote by Telephone Call Toll-Free: +1 (800) 868-5136 If you are calling from outside of the U.S. please call +1 (484) 997-2085Vote by Mail Sign and return our proxy in the postage-paid envelope provided. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice, Proxy Statement, Form of Proxy and Annual Report on Form 10-K are Available at: www.Stockholderdocs.com/MLNX FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED WHITE PROXY CARD MELLANOX TECHNOLOGIES, LTD. PROXY FOR THE 2018 ANNUAL GENERAL MEETING OF SHAREHOLDERSTO BE HELD JULY 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MELLANOX TECHNOLOGIES, LTD. The undersigned shareholder of Mellanox Technologies, Ltd., an Israeli company, hereby acknowledges receipt of the Notice of 2018 Annual General Meeting of Shareholders and Proxy Statement each dated         , 2018 and hereby appoints each of          and          as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2018 Annual General Meeting of Shareholders of Mellanox Technologies, Ltd. to be held on July 25, 2018 at 5:00 p.m. local Israeli time (10:00 a.m. Eastern Time) at the offices of Mellanox Technologies, Ltd., located at 8B Habarzel Street, Tel Aviv, Israel 6971012 and at any postponement or adjournment thereof, and to vote all ordinary shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the other side. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted “FOR” ALL of the Mellanox Director Nominees, “FOR” the approval of the 2018 performance-based cash incentive award to Eyal Waldman, “FOR” the approval of the grant of restricted share units and performance share units to Eyal Waldman, “FOR” the approval, on an advisory basis, of the compensation of our named executive officers, “FOR” the approval of the Third Amended and Restated Global Share Incentive Plan (2006) and increase in shares reserved for issuance thereunder, “FOR” the approval of cash compensation and vesting of restricted share units to each of Steve Sanghi and Umesh Padval and “FOR” the appointment of Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm and the authorization of the audit committee to determine its fiscal 2018 remuneration. If the undersigned does not state otherwise, any additional business to properly come before the meeting will be voted in a manner consistent with the Israeli Companies Law, 1999, Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and in accordance with the best judgment of the proxies named herein.    (Continued and to be signed on the reverse side)

MELLANOX TECHNOLOGIES, LTD.    If you have questions or require any assistance with voting your shares, please contact the Company’s proxy solicitor listed below:    1407 Broadway New York, New York 10018 Call Collect: +1 (212) 929-5500 or Toll-Free (800) 322-2885 Email: proxy@mackenziepartners.com    WHITE PROXY CARD THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the Mellanox Director Nominees set forth under Proposal 1 and “FOR” Proposals 2b,3b,4,5,6 & 7 Election of Directors: You may vote with regards to up to eleven (11) nominees for election as director in total. If you vote with regards to fewer than eleven (11) director nominees, your shares will be voted with regards to those director nominees selected.    Proposal 1 Mellanox Director Nominees: 1) Dov Baharav 2) Shai Cohen 3) Glenda Dorchak 4) Irwin Federman 5) Amal M. Johnson 6) Umesh Padval 7)David Perlmutter 8) Tom Riordan 9) Steve Sanghi 10) Eyal Waldman 11) Thomas Weatherford For For For For For For For ForFor For For Against Abstain Against Against Against Against Against Against Against Against Against Against Against Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Abstain Proposal 2a Do you have a Personal Interest with regards to Proposal 2b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in voting this proposal.    Proposal 2b To approve the 2018 performance-based cash incentive award to Eyal Waldman, our CEO, which will be tied to the Company’s achievement of pre-established revenue and earnings per share objectives for fiscal 2018. Proposal 3a Do you have a Personal Interest with regards to Proposal 3b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in For For For Against Against Against Abstain voting this proposal.
and which will be measured and paid, if earned, in 2019

Proposal 3b To approve the grant to Eyal Waldman of 36,000 restricted share units and 36,000 performance share units, which number can be increased to up to 63,000 shares for over achievement of performance objectives under the Third Amended and Restated Global Share Incentive Plan (2006) (the “Third Restated Plan”) if approved by our shareholders.     For ? Against ? Abstain ? Proposal 4 To conduct an advisory vote to approve the compensation of our named executive officers. For ? Against ? Proposal 5 To approve the Third Restated Plan, making certain changes to the terms of the Second Amended and Restated Global Share Incentive Plan (2006) and to increase the number of ordinary shares reserved for issuance under the plan by an additional 2,077,000 shares to 4,467,000 shares. For ? Against ? Abstain ? Proposal 6 To approve cash compensation in the amount of [ ] and the vesting of 700 restricted share units out of the 4,200 restricted share units previously granted to each of our directors Steve Sanghi and Umesh Padval, as compensation for their services as directors For ? Against ? Abstain ? Proposal 7 To appoint Kost Forer Gabbay & Kasierer, the Israel-based member of Ernst & Young Global, as our independent registered public accounting firm for the fiscal year ending December 31, 2018 and to authorize our audit committee to determine our accounting firm’s fiscal 2018 remuneration in accordance with the volume and nature of their services.    For ? Against ? Abstain ?                Signature of Shareholder Date:, 2018 Signature of Shareholder Date:, 2018 Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Proposal 3a Do you have a Personal Interest with regards to Proposal 3b? Note: By selecting FOR I confirm that I DO NOT HAVE a Personal Interest and by selecting AGAINST I confirm I DO HAVE a Personal Interest in For For For Against Against Against Abstain voting this proposal during the period beginning on May 25, 2018 through the date prior to the Annual General Meeting, July 24, 2018.